                                                                    EXHIBIT 10.7


                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN

                            STOCK OPTION AGREEMENT



                               Peter E. Oettinger
       -----------------------------------------------------------------
                                    Optionee


            3,000                                         $10.00
------------------------------------        ------------------------------------
      Number of Shares of                             Exercise Price
      Common Stock Subject                               Per Share
         to the Option




                                January 20,1989
                         -------------------------------
                                   Grant Date



          We are pleased to inform you that, pursuant to the Photoelectron Corporation Stock Option Plan (the "Plan"), you have been granted the option to acquire the number of shares of common stock, par value $.0l per share (the "Common Stock"), of Photoelectron Corporation (the "Company") specified above, subject to the provisions of the Plan and the terms, conditions and restrictions hereinafter set forth (the "Option"), to be exercisable any time after the Grant Date specified above (the "Grant Date") and prior to the Option Termination
Date (as defined herein). Attached is a copy of the Plan which is incorporated in this Stock Option Agreement (the "Agreement")by reference and made a part hereof. The Option granted hereunder is intended to be a non-statutory stock option and not a "qualified", "incentive", or "employee stock purchase plan" stock option as those terms are defined in Sections 422, 422A and 423, respectively, of the Internal Revenue Code of 1986, as amended.

           1.  Termination of Option. The Option shall terminate on the date
               ---------------------
which is the earliest of (a) seven years after the Grant Date, (b) three months after the date on which you cease to be a director or employee of the Company or a subsidiary of the Company (the "Employment Termination Date"), or six months after the Employment Termination Date if such cessation is a result of your death, provided that immediately on the Employment Termination Date, the Option shall terminate with respect to any Optioned Shares (as defined herein) that are not Vested Shares (as defined herein) and as to which the Transfer Restrictions (as defined herein) shall not have lapsed or (c) the date of the dissolution or liquidation of the Company. The date on which the Option shall terminate in whole or in part as provided in this Section 1 is hereinafter referred to as the "Option Termination Date."

           2.  Exercise of Option.  Subject to the terms of this Agreement, the
              -------------------
Option shall be exercisable in installments during the period beginning on the first anniversary of the Grant Date and ending on the Option Termination Date as set forth in the following table:

     Period                      Percentage of Option Exercisable
     ------                      --------------------------------

From and after one year
  from the Grant Date                       20%

From and after two years
  from the Grant Date                       40%

From and after three years
  from the Grant Date                       60%

From and after four years
  from the Grant Date                       80%

From and after five years
  from the Grant Date                      100%

          Shares that have become exercisable in accordance with the foregoing table are referred to herein as "Vested Shares".

          No fractional shares shall be issued upon exercise of the Option; and all fractional shares shall be rounded down to next lower whole number of shares.

           3.  Transfer Restrictions and Company Repurchase Option.
               ---------------------------------------------------

               (a) Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by the applicable laws of descent and distribution (the "Transfer Restrictions"), unless and until the Transfer Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission, provided such date occurs prior to the Employment Termination Date, and provided further you shall have remained continuously a director or employee of the Company or a subsidiary of the Company since the Grant Date. From and after the Employment Termination Date, no further lapsing of the Transfer Restrictions shall occur, and thereupon the Company shall have the right, exercisable in accordance with Section 3(b) hereof, to repurchase all or any portion of the Optioned Shares purchased by you upon exercise of the Option with respect to which the Transfer Restrictions shall not have lapsed, at a price per share equal to the Exercise Price specified on the first page of this Agreement (the "Exercise Price"). The right of the Company to repurchase Optioned Shares at the Exercise Price as provided in this Section 3(a) is hereinafter referred to as the "Company Repurchase Option".

               (b) The Company may exercise the Company Repurchase Option by mailing to you at your last address listed in the records of the Company or the relevant subsidiary of the Company, or by delivering to you, a notice that it has exercised the Company Repurchase Option and the number of Optioned Shares with respect to which it has exercised the Company Repurchase Option, within six
(6) months after the date that the Company shall first have been entitled to exercise the Company Repurchase Option (the "Repurchase Option Period"). Such notice shall be accompanied by a check payable to you in the amount of the Exercise Price times the number of Optioned Shares with respect to which the Company has exercised the Company Repurchase Option. Upon exercise by the Company of the Company Repurchase Option as provided herein, the certificate or certificates representing the Optioned Shares, and representing shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, which have been repurchased shall forthwith be released from the escrow arrangement provided for in Section 5 hereof and transferred of record to the Company. The Company Repurchase Option shall lapse and be of no further force or effect if it shall not have been exercised prior to the expiration of the Repurchase Option Period.

           4.  No Assignment of Rights.  Except for assignments or transfers
               -----------------------
by will or the applicable laws of descent and distribution, your rights and interests under this Agreement and the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including without limitation by way of execution, levy, garnishment, attachment, pledge or bankruptcy, and no such rights or interests shall be subject to any of your obligations or liabilities.

           5.  Exercise of Option; Delivery and Deposit of Certificate(s).
               ----------------------------------------------------------
You (or in the case of your death, your legal representative) may exercise the Option in whole or in part by giving written notice to the Company on the form attached hereto as Exhibit A (the "Exercise Notice") prior to the Option Termination Date, accompanied by full payment for the Optioned Shares being purchased (a) in cash or by certified or bank cashier's check payable to the order of the Company, in an amount equal to the number of Optioned Shares being purchased multiplied by the Exercise Price (the "Aggregate Exercise Price"), (b) in shares of the Company's Common Stock (the "Tendered Shares") with a market value equal to the Aggregate Exercise Price or (c) any combination of cash, certified or bank-cashier's check or Tendered Shares having a total value equal to the Aggregate Exercise Price (such cash, check or Tendered Shares with such value being referred to as the "Exercise Consideration"). However, Tendered Shares may be surrendered as all or part of the Exercise Consideration only if
(1) the Common Stock is publicly traded over-the-counter or on a national securities exchange, (2) you shall have acquired such Tendered Shares more than six months prior to the date of exercise and, (3) if such Tendered Shares are then subject to Transfer Restrictions, only with the prior written consent of the Company as provided in Section 3(a) hereof. As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions and the Company Repurchase Option to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender. Receipt by the Company of the Exercise Notice and the Exercise Consideration shall constitute the exercise of the Option or a part thereof. As soon as reasonably practicable thereafter, the Company shall deliver or cause to be delivered to you a certificate or certificates representing the number of Optioned Shares purchased, registered in your name. If such certificate(s) represent(s) Optioned Shares with respect to which the Transfer Restrictions shall not have lapsed, such certificate(s) shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank, in escrow with the Company. In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions, and the Company Repurchase Option to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made. All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions and, to the extent applicable, to the Company Repurchase Option, as provided herein. All shares of Common Stock delivered upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

           6.  Rights With Respect to Optioned Shares.  Prior to the date the
               --------------------------------------
Option is exercised, you shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares. Upon initial issuance to you of a certificate or certificates representing Optioned Shares or shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions and the Company Repurchase Option, to the extent applicable, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time.

           7.  Release of Optioned Shares.  As soon as reasonably practicable
               --------------------------
after the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to Section 5 hereof, without any legend referring to the Transfer Restrictions or the Company Repurchase Option.

           8.  Securities Laws. You hereby represent and warrant that you will
               ---------------
not transfer, sell or otherwise dispose of any Optioned Shares purchased by you except in compliance with the Securities Act of 1933, as amended (the "Act"), the rules and regulations thereunder and all applicable state securities laws and the rules and regulations thereunder. You hereby acknowledge and agree that any routine sales of the Optioned Shares purchased by you upon exercise of the Option made in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule. You also acknowledge and agree that the certificate(s) representing Optioned Shares delivered to you pursuant to Section 5 hereof may have set forth thereon a legend indicating that such shares may be transferred, sold or otherwise disposed of only after receipt by the Company of an opinion of counsel reasonably satisfactory to it that the transfer, sale or other disposition will not violate the Act or the regulations thereunder or any applicable state securities laws or the regulations thereunder.

          By accepting this Option, you represent and agree for yourself and your transferees by will or the laws of descent and distribution that any shares purchased upon any exercise of this Option shall be acquired for your personal account and not with a view to or for sale in connection with any distribution.

          No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any U.S. federal, state, or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

           9.  Dilution and Other Adjustments.  In the event of any stock
               ------------------------------

dividend payables in Common Stock or any split-up or contraction in the number of shares of Common Stock occurring after the date of this Agreement and prior to the exercise in full of the Option, the number of shares for which the Option may thereafter be exercised and the Exercise Price shall be proportionately adjusted. In the case of any reclassification or change of outstanding shares of the Common Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, you shall, upon exercise of the Option, be entitled to receive shares of stock or other securities in its place equivalent in kind and value to those shares which you would have received if you had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold the Optioned Shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option; provided, that if any
                                    --------
recapitalization is to be effected through an increase in the par value of the Common Stock without an increase in the number of authorized shares and such new par value will exceed the Exercise Price hereunder, the Company shall notify you of such proposed recapitalization, and you shall then have the right, exercisable at any time prior to such recapitalization becoming effective, to purchase all of the Optioned Shares not theretofore purchased by you (anything in Section 1 hereof to the contrary notwithstanding), but if you fail to exercise such right before such recapitalization becomes effective, the Exercise Price hereunder shall be appropriately adjusted. Upon dissolution or liquidation of the Company, the Option shall terminate, but you (if at the time you are a director or employee of the Company or a subsidiary of the Company) shall have the right, immediately prior to such dissolution or liquidation, to purchase all or any portion of the Optioned Shares not theretofore purchased by you. No adjustment provided for in this Section 9 shall apply to any Optioned Shares purchased prior to the effective date of such adjustment. No fraction of a share or fractional shares shall be purchasable or deliverable under this Agreement, but in the event any adjustment hereunder of the number of Optioned Shares shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

           10.  Reservation of Shares. The Company shall at all times during the
                ---------------------
term of this Agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

           11.  Determination of Rights. You hereby represent and warrant for
                -----------------------
yourself, your personal representatives and beneficiaries, that as a condition of the granting of the Option, any dispute or disagreement which may arise under or as a result of or pursuant to the Plan or this Agreement shall be determined by the Company's Board of Directors, in its sole discretion, and that any decision made by it in good faith shall be conclusive on all parties. The interpretation and construction by the Company's Board of Directors of any provision of, and the determination of any question arising under, this Agreement, the Plan, or any rule or regulation adopted pursuant to the Plan, shall be final and conclusive.

          12.  Limitation of Employment Rights.  The Option confers upon you no
               -------------------------------
right to continue in the employ or service of the Company and its subsidiaries or interferes in any way with the right of the Company and its subsidiaries to terminate your employment or services as a director at any time.

          13.  Taxes.  If the Company, in its sole discretion, determines that
               -----
the Company or any subsidiary of the Company or any other person has incurred or will incur any liability to withhold any income or other taxes or governmental charges by reason of the grant of the Option, or the issuance of Option Shares to you upon the exercise thereof, you will, promptly upon demand therefor by the Company or any such subsidiary of the Company, pay to the Company or such subsidiary any amount requested by it for the purpose of satisfying such liability. If the amount so requested is not paid promptly, the Company may refuse to permit the issuance to you of Options Shares and may, without further consent by you, cancel the Option Shares issued to you.

          14.  Communications.  Any communication or notice required or
               --------------
permitted to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company to its Secretary at 580 Winter Street, Waltham, Massachusetts 02254, and if to the Optionee to the address set forth below, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

          Please confirm your acceptance of the Option, your receipt of a copy of the Plan and your acceptance of and agreement to the terms of the Plan and this Agreement, by executing the enclosed copy of this letter and returning such copy promptly under confidential cover to the Secretary of the Company, 580 Winter Street, Waltham, Massachusetts 02254.

                                  PHOTOELECTRON CORPORATION

                                  By /s/ Peter E. Oettinger
                                     -------------------------------------
                                    Name: PETER E. OETTINGER
                                    Title : CHIEF OPERATING OFFICER


Accepted and agreed:
/s/ Peter E. Oettinger
----------------------
Optionee

4 Phlox Lane
Acton, MA 01720
-----------------
Home Address

                                                                       Exhibit A
                           PHOTOELECTRON CORPORATION

                                  STOCK OPTION
                                EXERCISE NOTICE

Pursuant to the Stock Option Agreement dated _____________________ (the "Stock Option Agreement") between the Company and me, I hereby exercise the Option granted to me with respect to _______ Option Shares.

Enclosed is the Exercise Consideration
covering the purchase price of the
shares being exercised

         TOTAL AMOUNT ENCLOSED..........................   $
                                                            ----------
         (check payable to PHOTOELECTRON CORPORATION)


I represent and warrant that the shares covered by this exercise notice are being acquired for my personal account and not with a view to or for sale in connection with any distribution thereof.


CERTIFICATE DELIVERY INSTRUCTIONS...

                                  Number and denominations(s) of certificate(s) for shares being exercised:
                                  ---------------------------------------------
                                  ---------------------------------------------
                                  ---------------------------------------------
                                  ---------------------------------------------
                                  ---------------------------------------------

                                  Send new certificate(s) to:

                                  ---------------------------------------------
                                  ---------------------------------------------
                                  ---------------------------------------------
                                  ---------------------------------------------

Optionee:

-----------------------------     ---------------------------------------------
(print name)                      Signature

                                  ---------------------------------------------
                                  Date

                               Peter E. Oettinger


                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN
                               -----------------

                      Amendment to Stock Option Agreement

                             Dated  January 20, 1989
                             -----------------------

     The Stock Option Agreement referred to above (the "Agreement") between you and Photoelectron Corporation (the "Company") is hereby amended, effective as of the 11th day of July, 1991, as follows:

     1. Section 3 of the Agreement is hereby deleted in its entirety and replaced with the following:

     "3.   Transfer Restrictions.
           ----------------------

           Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option, and any additional shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by applicable laws of descent and distribution or pursuant to a qualified domestic relations order (the "Transfer Restrictions"), unless and until the Transfer Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission."

     2. Section 5 is hereby amended by deleting from the third sentence thereof the phrase "and the Company Repurchase Option", so that as amended, the third sentence shall read in its entirety as follows:

           "As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender."

     3. Section 5 is hereby amended by deleting from the seventh sentence thereof the phrase "and the Company Repurchase Option", so that as amended, the seventh sentence shall read in its entirety as follows:

           "In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made."

     4. Section 5 is hereby amended by deleting from the penultimate sentence thereof the phrase "and, to the extent applicable, to the Company Repurchase Option," so that as amended, the penultimate sentence shall read in its entirety as follows:

           "All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions as provided herein."

     5. Section 6 is hereby amended by deleting from the second sentence thereof the phrase "and the Company Repurchase Option", so that as amended, the second sentence thereof shall read in its entirety as follows:

           "Upon initial issuance to you of a certificate or certificates representing Optioned Shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time."

     6. Section 7 is hereby amended by deleting from the first sentence thereof the phrase "or the Company Repurchase Option", so that as amended, the first sentence thereof shall read in its entirety as follows:

           "As soon as reasonably practicable after the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to
           Section 5 hereof, without any legend referring to the Transfer Restrictions."

     7.    A new Section 15 is hereby added, to read in its entirety as follows:

     "15.  Change of Control.
           -----------------

     (a)   Impact of Event.  In the event of a "Change of Control" as defined in
           ---------------
Section 15(b), the following provision shall apply:

           (i)   The Transfer Restrictions applicable to the
                 Vested Shares shall lapse in their entirety.

     (b)   Definition of "Change of Control".  "Change of Control" means any one
           ---------------------------------
of the following events: (i) when, without the prior approval of the Prior Directors of the Company, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 50% or more of the outstanding Common Stock of the Company, (ii) the sale or other transfer by Thermo Electron Corporation or Photoelectron Investments Corporation of Liberia (the "Controlling Shareholders") of 50% or more of their collective stockholdings in the Company to any Person, other than any Person that is controlled by, controlling or under common control with either of the Controlling Shareholders or to any person who is not, prior to giving effect to such sale, a stockholder of the Company, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:

          (1) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933 and any "group" (within the meaning of such term in Rule 13d-5 under the Exchange Act);

          (2) "Prior Directors" shall mean the persons sitting on the Company's Board of Directors immediately prior to an Electoral Event (or, if there has been no Electoral Event, those persons sitting on the Company's Board of Directors on the date of this Agreement) and any future director of the Company who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company; and

          (3) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's Common Stock, not approved by the Prior Directors, by any Person other than the Company or a subsidiary of the Company."

     8. In all other respects, the Agreement shall remain in full force and effect.


                               PHOTOELECTRON CORPORATION


                                   By: /s/ Peter M. Nomikos
                                      ---------------------
                                  Name:  Peter M. Nomikos
                                         ----------------
                                  Title:  President
                                          ---------
Accepted and Agreed to:

/s/ Peter E. Oettinger
---------------------
(Signature of optionee)

Name : PETER E. OETTINGER
      -------------------
      (please print)

Date:  2/2/92
      -------------------

                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

                             George N. Hatsopoulos
  ------------------------------------------------------------------------
                                    Optionee
          5,000                                           $1.00
-----------------------------                -------------------------------
   Number of Shares of                                Exercise Price
   Common Stock Subject                                  Per Share
    to the Option



                               February 26, 1990
                     ------------------------------------
                                  Grant Date



          We are pleased to inform you that, pursuant to the Photoelectron Corporation Stock Option Plan (the "Plan"), you have been granted the option to acquire the number of shares of common stock, par value $.01 per share (the "Common Stock"), of Photoelectron Corporation (the "Company") specified above, subject to the provisions of the Plan and the terms, conditions and restrictions hereinafter set forth (the "Option"), to be exercisable any time after the Grant Date specified above (the "Grant Date") and prior to the Option Termination Date (as defined herein). Attached is a copy of the Plan which is incorporated in this Stock Option Agreement (the "Agreement") by reference and made a part hereof. The Option granted hereunder is intended to be a non-statutory stock option and not a "qualified", "incentive", or "employee stock purchase plan" stock option as those terms are defined in Sections 422, 422A and 423, respectively, of the Internal Revenue Code of 1986, as amended.

           1.  Termination of Option. The Option shall terminate on the date
               ---------------------
which is the earliest of (a) seven years after the Grant Date, (b) three months after the date on which you cease to be a director or employee of the Company or a subsidiary of the Company (the "Employment Termination Date"), or six months after the Employment Termination Date if such cessation is a result of your death, provided that immediately on the Employment Termination Date, the Option shall terminate with respect to any Optioned Shares (as defined herein) that are not Vested Shares (as defined herein) and as to which the Transfer Restrictions (as defined herein) shall not have lapsed or (c) the date of the dissolution or liquidation of the Company. The date on which the Option shall terminate in whole or in part as provided in this Section 1 is hereinafter referred to as the "Option Termination Date."

          2.  Exercise of Option.  Subject to the terms of this Agreement, the
              ------------------
Option shall be exercisable in installments during the period beginning on the first anniversary of the Grant Date and ending on the Option Termination Date as set forth in the following table:

     Period                      Percentage of Option Exercisable
     ------                      --------------------------------
From and after one year
  from the Grant Date                       20%

From and after two years
  from the Grant Date                       40%

From and after three years
  from the Grant Date                       60%

From and after four years
  from the Grant Date                       80%

From and after five years
  from the Grant Date                      100%

          Shares that have become exercisable in accordance with the foregoing table are referred to herein as "Vested Shares".

          No fractional shares shall be issued upon exercise of the Option; and all fractional shares shall be rounded down to next lower whole number of shares.

           3.  Transfer Restrictions and Company Repurchase Option.
               ----------------------------------------------------

               (a) Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by the applicable laws of descent and distribution (the "Transfer Restrictions"), unless and until the Transfer Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission, provided such date occurs prior to the Employment Termination Date, and provided further you shall have remained continuously a director or employee of the Company or a subsidiary of the Company since the Grant Date. From and after the Employment Termination Date, no further lapsing of the Transfer Restrictions shall occur, and thereupon the Company shall have the right, exercisable in accordance with Section 3(b) hereof, to repurchase all or any portion of the Optioned Shares purchased by you upon exercise of the Option with respect to which the Transfer Restrictions shall not have lapsed, at a price per share equal to the Exercise Price specified on the first page of this Agreement (the "Exercise Price"). The right of the Company to repurchase Optioned Shares at the Exercise Price as provided in this Section 3(a) is hereinafter referred to as the "Company Repurchase Option".

          (b) The Company may exercise the Company Repurchase Option by mailing to you at your last address listed in the records of the Company or the relevant subsidiary of the Company, or by delivering to you, a notice that it has exercised the Company Repurchase Option and the number of Optioned Shares with respect to which it has exercised the Company Repurchase Option, within six (6) months after the date that the Company shall first have been entitled to exercise the Company Repurchase Option (the "Repurchase Option Period"). Such notice shall be accompanied by a check payable to you in the amount of the Exercise Price times the number of Optioned Shares with respect to which the Company has exercised the Company Repurchase Option. Upon exercise by the Company of the Company Repurchase Option as provided herein, the certificate or certificates representing the Optioned Shares, and representing shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, which have been repurchased shall forthwith be released from the escrow arrangement provided for in Section 5 hereof and transferred of record to the Company. The Company Repurchase Option shall lapse and be of no further force or effect if it shall not have been exercised prior to the expiration of the Repurchase Option Period.

             4.  No Assignment of Rights.  Except for assignments or transfers
                 -----------------------
by will or the applicable laws of descent and distribution, your rights and interests under this Agreement and the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including without limitation by way of execution, levy, garnishment, attachment, pledge or bankruptcy, and no such rights or interests shall be subject to any of your obligations or liabilities.

           5.  Exercise of Option; Delivery and Deposit of Certificate(s). You
               ----------------------------------------------------------
(or in the case of your death, your legal representative) may exercise the Option in whole or in part by giving written notice to the Company on the form attached hereto as Exhibit A (the "Exercise Notice") prior to the Option Termination Date, accompanied by full payment for the Optioned Shares being purchased (a) in cash or by certified or bank cashier's check payable to the order of the Company, in an amount equal to the number of Optioned Shares being purchased multiplied by the Exercise Price (the "Aggregate Exercise Price"), (b) in shares of the Company's Common Stock (the "Tendered Shares") with a market value equal to the Aggregate Exercise Price or (c) any combination of cash, certified or bank-cashier's check or Tendered Shares having a total value equal to the Aggregate Exercise Price (such cash, check or Tendered Shares with such value being referred to as the "Exercise Consideration"). However, Tendered Shares may be surrendered as all or part of the Exercise Consideration only if
(1) the Common Stock is publicly traded over-the-counter or on a national securities exchange, (2) you shall have acquired such Tendered Shares more than six months prior to the date of exercise and, (3) if such Tendered Shares are then subject to Transfer Restrictions, only with the prior written consent of the Company as provided in Section 3(a) hereof. As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions and the Company Repurchase Option to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender. Receipt by the Company of the Exercise Notice and the Exercise Consideration shall constitute the exercise of the Option or a part thereof. As soon as reasonably practicable thereafter, the Company shall deliver or cause to be delivered to you a certificate or certificates representing the number of Optioned Shares purchased, registered in your name. If such certificate(s) represent(s) Optioned Shares with respect to which the Transfer Restrictions shall not have lapsed, such certificate(s) shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank, in escrow with the Company. In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions, and the Company Repurchase Option to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made. All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions and, to the extent applicable, to the Company Repurchase Option, as provided herein. All shares of Common Stock delivered upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

          6.  Rights With Respect to Optioned Shares.  Prior to the date the
              --------------------------------------
Option is exercised, you shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares. Upon initial issuance to you of a certificate or certificates representing Optioned Shares or shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions and the Company Repurchase Option, to the extent applicable, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time.

          7.  Release of Optioned Shares.  As soon as reasonably practicable
              --------------------------
after the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to Section 5 hereof, without any legend referring to the Transfer Restrictions or the Company Repurchase Option.

           8.  Securities Laws.  You hereby represent and warrant that you will
               ---------------
not transfer, sell or otherwise dispose of any Optioned Shares purchased by you except in compliance with the Securities Act of 1933, as amended (the "Act"), the rules and regulations thereunder and all applicable state securities laws and the rules and regulations thereunder. You hereby acknowledge and agree that any routine sales of the Optioned Shares purchased by you upon exercise of the Option made in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule. You also acknowledge and agree that the certificate(s) representing Optioned Shares delivered to you pursuant to Section 5 hereof may have set forth thereon a legend indicating that such shares may be transferred, sold or otherwise disposed of only after receipt by the Company of an opinion of counsel reasonably satisfactory to it that the transfer, sale or other disposition will not violate the Act or the regulations thereunder or any applicable state securities laws or the regulations thereunder.

           By accepting this Option, you represent and agree for yourself and your transferees by will or the laws of descent and distribution that any shares purchased upon any exercise of this Option shall be acquired for your personal account and not with a view to or for sale in connection with any distribution.

           No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any U.S. federal, state, or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

        9.  Dilution and Other Adjustments.  In the event of any stock dividend
            ------------------------------
payable in Common Stock or any split-up or contraction in the number of shares of Common Stock occurring after the date of this Agreement and prior to the exercise in full of the Option, the number of shares for which the
Option may thereafter be exercised and the Exercise Price shall be proportionately adjusted. In the case of any reclassification or change of outstanding shares of the Common Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, you shall, upon exercise of the Option be entitled to receive shares of stock or other securities in its place equivalent in kind and value to those shares which you would have received if you had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or
conveyance and had continued to hold the Optioned Shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option; provided, that if any
                                    --------
recapitalization is to be effected through an increase in the par value of the Common Stock without an increase in the number of authorized shares and such new par value will exceed the Exercise Price hereunder, the Company shall notify you of such proposed recapitalization, and you shall then have the right, exercisable at any time prior to such recapitalization becoming effective, to purchase all of the Optioned Shares not theretofore purchased by you (anything in Section 1 hereof to the contrary notwithstanding), but if you fail to exercise such right before such recapitalization becomes effective, the Exercise Price hereunder shall be appropriately adjusted. Upon dissolution or liquidation of the Company, the Option shall terminate, but you (if at the time you are a director or employee of the Company or a subsidiary of the Company) shall have the right, immediately prior to such dissolution or liquidation, to purchase all or any portion of the Optioned Shares not theretofore purchased by you. No adjustment provided for in this Section 9 shall apply to any Optioned Shares purchased prior to the effective date of such adjustment. No fraction of a share or fractional shares shall be purchasable or deliverable under this Agreement, but in the event any adjustment hereunder of the number of Optioned Shares shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

          10.  Reservation of Shares.  The Company shall at all times during the
               ---------------------
term of this Agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

          11.  Determination of Rights.  You hereby represent and warrant for
               -----------------------
yourself, your personal representatives and beneficiaries, that as a condition of the granting of the Option, any dispute or disagreement which may arise under or as a result of or pursuant to the Plan or this Agreement shall be determined by the Company's Board of Directors, in its sole discretion, and that any decision made by it in good faith shall be conclusive on all parties. The interpretation and construction by the Company's Board of Directors of any provision of, and the determination of any question arising under, this Agreement, the Plan, or any rule or regulation adopted pursuant to the Plan, shall be final and conclusive.


          12.  Limitation of Employment Rights.  The Option confers upon you no
               --------------------------------
right to continue in the employ or service of the Company and its subsidiaries or interferes in any way with the right of the Company and its subsidiaries to terminate your employment or services as a director at any time.

          13.  Taxes.  If the Company, in its sole discretion, determines that
               ------
the Company or any subsidiary of the Company or any other person has incurred or will incur any liability to withhold any income or other taxes or governmental charges by reason of the grant of the Option, or the issuance of Option Shares to you upon the exercise thereof, you will, promptly upon demand therefor by the Company or any such subsidiary of the Company, pay to the Company or such subsidiary any amount requested by it for the purpose of satisfying such liability. If the amount so requested is not paid promptly, the Company may refuse to permit the issuance to you of Options Shares and may, without further consent by you, cancel the Option Shares issued to you.

          14.  Communications.  Any communication or notice required or
               ---------------
permitted to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company to its Secretary at 580 Winter Street, Waltham, Massachusetts 02254, and if to the Optionee to the address set forth below, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

          Please confirm your acceptance of the Option, your receipt of a copy of the Plan and your acceptance of and agreement to the terms of the Plan and this Agreement, by executing the enclosed copy of this letter and returning such copy promptly under confidential cover to the Secretary of the Company, 580 Winter Street, Waltham, Massachusetts 02254.

                                  PHOTOELECTRON CORPORATION

                                  By /s/ Peter E. Oettinger
                                     -------------------------
                                  Name: PETER E. OETTINGER
                                  Title: CHIEF OPERATING OFFICER


Accepted and agreed:

/s/ George N. Hatsopoulos
-------------------------
Optionee



-------------------------
Home Address


2822d

                                                  Exhibit A


                           PHOTOELECTRON CORPORATION

                                  STOCK OPTION
                                EXERCISE NOTICE

Pursuant to the Stock Option Agreement dated _____________________ (the "Stock Option Agreement") between the Company and me, I hereby exercise the Option granted to me with respect to _________ Option Shares.

Enclosed is the Exercise Consideration
covering the purchase price of the shares being exercised

         TOTAL AMOUNT ENCLOSED............................ $_______
         (check payable to PHOTOELECTRON CORPORATION)


I represent and warrant that the shares covered by this exercise notice are being acquired for my personal account and not with a view to or for sale in connection with any distribution thereof.


CERTIFICATE DELIVERY INSTRUCTIONS ...

                                  Number and denominations(s) of
                                  certificate(s) for shares being
                                  exercised:

                                  -------------------------------

                                  -------------------------------

                                  -------------------------------

                                  -------------------------------

                                  -------------------------------

                                  Send new certificate(s) to:

                                  -------------------------------

                                  -------------------------------

                                  -------------------------------

                                  -------------------------------



Optionee:

----------------------           --------------------------------
(print name)                     Signature


                                 -------------------------------
                                 Date

2822d

                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN
                               -----------------

                      Amendment to Stock Option Agreement

                           Dated  February 26,  1990
                           -------------------------

     The Stock Option Agreement referred to above (the "Agreement") between you and Photoelectron Corporation (the "Company") is hereby amended, effective as of the 11th day of July, 1991, as follows:

    1. Section 3 of the Agreement is hereby deleted in its entirety and replaced with the following:

     "3.  Transfer Restrictions.
          ----------------------

          Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option, and any additional shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by applicable laws of descent and distribution or pursuant to a qualified domestic relations order (the "Transfer Restrictions"), unless and until the Transfer Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission."

      2. Section 5 is hereby amended by deleting from the third sentence thereof the phrase "and the Company Repurchase Option", so that as amended, the third sentence shall read in its entirety as follows:

          "As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender."

     3. Section 5 is hereby amended by deleting from the seventh sentence thereof the phrase "and the Company Repurchase Option", so that as amended, the seventh sentence shall read in its entirety as follows:

          "In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made."

     4. Section 5 is hereby amended by deleting from the penultimate sentence thereof the phrase "and, to the extent applicable, to the Company Repurchase Option," so that as amended, the penultimate sentence shall read in its entirety as follows:

          "All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions as provided herein,"

     5. Section 6 is hereby amended by deleting from the second sentence thereof the phrase "and the Company Repurchase Option", so that as amended, the second sentence thereof shall read in its entirety as follows:

          "Upon initial issuance to you of a certificate or certificates representing Optioned Shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time."

     6. Section 7 is hereby amended by deleting from the first sentence thereof the phrase "or the Company Repurchase Option", so that as amended, the first sentence thereof shall read in its entirety as follows:

          "As soon as reasonably practicable after the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to
          Section 5 hereof, without any legend referring to the Transfer Restrictions."

     7.   A new Section 15 is hereby added, to read in its entirety as follows:

     "15. Change of Control.
          ------------------

     (a)  Impact of Event.  In the event of a "Change of Control" as defined
          ----------------
in Section 15(b), the following provision shall apply:

          (i) The Transfer Restrictions applicable to the Vested Shares shall lapse in their entirety.

     (b)  Definition of "Change of Control".  "Change of Control" means any
          ----------------------------------
one of the following events: (i) when, without the prior approval of the Prior Directors of the Company, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 50% or more of the outstanding Common Stock of the Company, (ii) the sale or other transfer by Thermo Electron Corporation or Photoelectron Investments Corporation of Liberia (the "Controlling Shareholders") of 50% or more of their collective stockholdings in the Company to any Person, other than any Person that is controlled by controlling or under common control with either of the Controlling Shareholders or to any person who is not, prior to giving effect to such sale, a stockholder of the Company, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:

      (1) "Person" shall include any natural person any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933 and any "group" (within the meaning of such term in Rule 13d-5 under the Exchange Act);

      (2) "Prior Directors" shall mean the persons sitting on the Company's Board of Directors immediately prior to an Electoral Event (or, if there has been no Electoral Event, those persons sitting on the Company's Board of Directors on the date of this Agreement) and any future director of the Company who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company; and


      (3) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's Common Stock, not approved by the Prior Directors, by any Person other than the Company or a subsidiary of the Company.

    8. In all other respects, the Agreement shall remain in full force and effect.


                               PHOTOELECTRON CORPORATION



                                  By:  /s/ Peter E. Oettinger
                                     ------------------------
                                     Name:  Peter E. Oettinger
                                          ----------------------
                                     Title: Vice President and
                                           -----------------------
                                            Chief Operating Officer
Accepted and Agreed to:

/s/ George N. Hatsopoulos
-------------------------
(Signature of Optionee)


Name:
     -------------------------
     (Please Print)

Date:
     -------------------------


438ld

                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


                                Peter M. Nomikos
     ------------------------------------------------------------------
                                    Optionee



               5,000                                     $1.00
     -----------------------------              ------------------------
          Number of Shares of                         Exercise Price
          Common Stock Subject                          Per Share
             to the Option



                               February 26, 1990
                          --------------------------
                                   Grant Date


          We are pleased to inform you that, pursuant to the Photoelectron Corporation Stock Option Plan (the "Plan"), you have been granted the option to acquire the number of shares of common stock, par value $.0l per share (the "Common Stock"), of Photoelectron Corporation (the "Company") specified above, subject to the provisions of the Plan and the terms, conditions and restrictions hereinafter set forth (the "Option"), to be exercisable any time after the Grant Date specified above (the "Grant Date") and prior to the Option Termination Date (as defined herein). Attached is a copy of the Plan which is incorporated in this Stock Option Agreement (the "Agreement") by reference and made a part hereof. The Option granted hereunder is intended to be a non-statutory stock option and not a "qualified", "incentive", or "employee stock purchase plan" stock option as those terms are defined in Sections 422, 422A and 423, respectively, of the Internal Revenue Code of 1986, as amended.

      1.  Termination of Option.  The Option shall terminate on the date which
          ---------------------
is the earliest of (a) seven years after the Grant Date, (b) three months after the date on which you cease to be a director or employee of the Company or a subsidiary of the Company (the "Employment Termination Date"), or six months after the Employment Termination Date if such cessation is a result of your death, provided that immediately on the Employment Termination Date, the Option shall terminate with respect to any Optioned Shares (as defined herein) that are not Vested Shares (as defined herein) and as to which the Transfer Restrictions (as defined herein) shall not have lapsed or (c) the date of the dissolution or liquidation of the Company. The date on which the Option shall terminate in whole or in part as provided in this Section 1 is hereinafter referred to as the "Option Termination Date."


      2.  Exercise of Option.  Subject to the terms of this Agreement, the
          ------------------
Option shall be exercisable in installments during the period beginning on the first anniversary of the Grant Date and ending on the Option Termination Date as set forth in the following table:

     Period                      Percentage of Option Exercisable
     ------                      --------------------------------
From and after one year
  from the Grant Date                       20%

From and after two years
  from the Grant Date                       40%

From and after three years
  from the Grant Date                       60%

From and after four years
  from the Grant Date                       80%

From and after five years
  from the Grant Date                      100%

     Shares that have become exercisable in accordance with the foregoing table are referred to herein as "Vested Shares".

     No fractional shares shall be issued upon exercise of the Option; and all fractional shares shall be rounded down to next lower whole number of shares.

      3.  Transfer Restrictions and Company Repurchase Option.
          ---------------------------------------------------

          (a) Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by the applicable laws of descent and distribution (the "Transfer Restrictions"), unless and until the Transfer Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission provided such date occurs prior to the Employment Termination Date, and provided further you shall have remained continuously a director or employee of the Company or a subsidiary of the Company the Grant Date. From and after the Employment Termination Date, no further lapsing of the Transfer Restrictions shall occur, and thereupon the Company shall have the right, exercisable in accordance with Section 3(b) hereof, to repurchase all or any portion of the Optioned Shares purchased by you upon exercise of the Option with respect to which the Transfer Restrictions shall not have lapsed, at a price per share equal to the Exercise Price specified on the first page of this Agreement (the "Exercise Price"). The right of the Company to repurchase Optioned Shares at the Exercise Price as provided in this Section 3(a) is hereinafter referred to as the "Company Repurchase Option".

          (b) The Company may exercise the Company Repurchase Option by mailing to you at your last address listed in the records of the Company or the relevant subsidiary of the Company, or by delivering to you, a notice that it has exercised the Company Repurchase Option and the number of Optioned Shares with respect to which it has exercised the Company Repurchase Option, within six (6) months after the date that the Company shall first have been entitled to exercise the Company Repurchase Option (the "Repurchase Option Period"). Such notice shall be accompanied by a check payable to you in the amount of the Exercise Price times the number of Optioned Shares with respect to which the Company has exercised the Company Repurchase Option. Upon exercise by the Company of the Company Repurchase Option as provided herein, the certificate or certificates representing the Optioned Shares, and representing shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, which have been repurchased shall forthwith be released from the escrow arrangement provided for in Section 5 hereof and transferred of record to the Company. The Company Repurchase Option shall lapse and be of no further force or effect if it shall not have been exercised prior to the expiration of the Repurchase Option Period.

      4.  No Assignment of Rights.  Except for assignments or transfers by will
          -----------------------
or the applicable laws of descent and distribution, your rights and interests under this Agreement and the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including without limitation by way of execution, levy, garnishment, attachment, pledge or bankruptcy, and no such rights or interests shall be subject to any of your obligations or liabilities.


      5.  Exercise of Option: Delivery and Deposit of Certificate(s). You (or in
          ----------------------------------------------------------
the case of your death, your legal representative) may exercise the Option in whole or in part by giving written notice to the Company on the form attached hereto as Exhibit A (the "Exercise Notice") prior to the Option Termination Date, accompanied by full payment for the Optioned Shares being purchased (a) in cash or by certified or bank cashier's check payable to the order of the Company, in an amount equal to the number of Optioned Shares being purchased multiplied by the Exercise Price (the "Aggregate Exercise Price"), (b) in shares of the Company's Common Stock (the "Tendered Shares") with a market value equal to the Aggregate Exercise Price or (c) any combination of cash, certified or bank cashier's check or Tendered Shares having a total value equal to the Aggregate Exercise Price (such cash, check or Tendered Shares with such value being referred to as the "Exercise Consideration"). However, Tendered Shares may be surrendered as all or part of the Exercise Consideration only if (1) the Common Stock is publicly traded over-the-counter or on a national securities exchange, (2) you shall have acquired such Tendered Shares more than six months prior to the date of exercise and, (3) if such Tendered Shares are then subject to Transfer Restrictions, only with the prior written consent of the Company as provided in Section 3(a) hereof. As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions and the Company Repurchase Option to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender. Receipt by the Company of the Exercise Notice and the Exercise Consideration shall constitute the exercise of the Option or a part thereof. As soon as reasonably practicable thereafter, the Company shall deliver or cause to be delivered to you a certificate or certificates representing the number of Optioned Shares purchased, registered in your name. If such certificate(s) represent(s) Optioned Shares with respect to which the Transfer Restrictions shall not have lapsed, such certificate(s) shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank, in escrow with the Company. In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions, and the Company Repurchase Option to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made. All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions and, to the extent applicable, to the Company Repurchase Option, as provided herein. All shares of Common Stock delivered upon the exercise of the Option as provided herein shall be fully paid and non-assessable.


      6.  Rights With Respect to Optioned Shares.  Prior to the date the
          --------------------------------------
Option is exercised, you shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares. Upon initial issuance to you of a certificate or certificates representing Optioned Shares or shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions and the Company Repurchase Option, to the extent applicable, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time.

      7.  Release of Optioned Shares.  As soon as reasonably practicable
          --------------------------
after the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to Section 5 hereof, without any legend referring to the Transfer Restrictions or the Company Repurchase Option.

      8.  Securities Laws.  You hereby represent and warrant that you will not
          ---------------
transfer, sell or otherwise dispose of any Optioned Shares purchased by you except in compliance with the Securities Act of 1933, as amended (the "Act"), the rules and regulations thereunder and all applicable state securities laws and the rules and regulations thereunder. You hereby acknowledge and agree that any routine sales of the Optioned Shares purchased by you upon exercise of the Option made in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule. You also acknowledge and agree that the certificate(s) representing Optioned Shares delivered to you pursuant to Section 5 hereof may have set forth thereon a legend indicating that such shares may be transferred, sold or otherwise disposed of only after receipt by the Company of an opinion of counsel reasonably satisfactory to it that the transfer sale or other disposition will not violate the Act or the regulations thereunder or any applicable state securities laws or the regulations thereunder.


          By accepting this Option, you represent and agree for yourself and your transferees by will or the laws of descent and distribution that any shares purchased upon any exercise of this Option shall be acquired for your personal account and not with a view to or for sale in connection with any distribution.

          No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any U.S. federal, state, or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

      9.  Dilution and Other Adjustments.  In the event of any stock dividend
          ------------------------------
payable in Common Stock or any split-up or contraction in the number of shares of Common Stock occurring after the date of this Agreement and prior to the exercise in full of the Option, the number of shares for which the Option may thereafter be exercised and the Exercise Price shall be proportionately adjusted. In the case of any reclassification or change of outstanding shares of the Common Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, you shall, upon exercise of the Option, be entitled to receive shares of stock or other securities in its place equivalent in kind and value to those shares which you would have received if you had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold the Optioned Shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option; provided, that if any
                                    --------
recapitalization is to be effected through an increase in the par value of the Common Stock without an increase in the number of authorized shares and such new par value will exceed the Exercise Price hereunder, the Company shall notify you of such proposed recapitalization, and you shall then have the right, exercisable at any time prior to such recapitalization becoming effective, to purchase all of the Optioned Shares not theretofore purchased by you (anything in Section 1 hereof to the contrary notwithstanding), but if you fail to exercise such right before such recapitalization becomes effective, the Exercise Price hereunder shall be appropriately adjusted. Upon dissolution or liquidation of the Company, the Option shall terminate, but you (if at the time you are a director or employee of the Company or a subsidiary of the Company) shall have the right, immediately prior to such dissolution or liquidation, to purchase all or any portion of the Optioned Shares not theretofore purchased by you. No adjustment provided for in this Section 9 shall apply to any Optioned Shares purchased prior to the effective date of such adjustment. No fraction of a share or fractional shares shall be purchasable or deliverable under this Agreement, but in the event any adjustment hereunder of the number of Optioned Shares shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.


      10. Reservation of Shares.  The Company shall at all times during the
          ---------------------
term of this Agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.


      11. Determination of Rights.  You hereby represent and warrant for
          -----------------------
yourself your personal representatives and beneficiaries, that as a condition of the granting of the Option, any dispute or disagreement which may arise under or as a result of or pursuant to the Plan or this Agreement shall be determined by the Company's Board of Directors, in its sole discretion, and that any decision made by it in good faith shall be conclusive on all parties. The interpretation and construction by the Company's Board of Directors of any provision of, and the determination of any question arising under, this Agreement, the Plan, or any rule or regulation adopted pursuant to the Plan, shall be final and conclusive.


      12.  Limitation of Employment Rights.  The Option confers upon you no
           -------------------------------
right to continue in the employ or service of the Company and its subsidiaries or interferes in any way with the right of the Company and its subsidiaries to terminate your employment or services as a director at any time.

      13. Taxes.  If the Company, in its sole discretion, determines that
          -----
the Company or any subsidiary of the Company or any other person has incurred or will incur any liability to withhold any income or other taxes or governmental charges by reason of the grant of the Option, or the issuance of Option Shares to you upon the exercise thereof, you will, promptly upon demand therefor by the Company or any such subsidiary of the Company, pay to the Company or such subsidiary any amount requested by it for the purpose of satisfying such liability. If the amount so requested is not paid promptly, the Company may refuse to permit the issuance to you of Options Shares and may, without further consent by you, cancel the Option Shares issued to you.


      14. Communications.  Any communication or notice required or permitted
          --------------
to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company to its Secretary at 580 Winter Street, Waltham, Massachusetts 02254, and if to the Optionee to the address set forth below, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

      Please confirm your acceptance of the Option, your receipt of a copy of the Plan and your acceptance of and agreement to the terms of the Plan and this Agreement, by executing the enclosed copy of this letter and returning such copy promptly under confidential cover to the Secretary of the Company, 580 Winter Street, Waltham, Massachusetts 02254.

                                  PHOTOELECTRON CORPORATION

                                  By /S/ Peter E. Oettinger
                                     ----------------------
                                  Name: Peter E. Oettinger
                                  Title: Chief Operating Officer


Accepted and agreed:

/S/ Peter M. Nomikos
--------------------
Optionee

90 Eaton Square London U.K.
---------------------------
Home Address

                                                             EXHIBIT A


                           PHOTOELECTRON CORPORATION

                                  STOCK OPTION
                                EXERCISE NOTICE

Pursuant to the Stock Option Agreement dated _____________________ (the "Stock Option Agreement") between the Company and me, I hereby exercise the Option granted to me with respect to _________ Option Shares.

Enclosed is the Exercise Consideration
covering the purchase price of the
shares being exercised

         TOTAL AMOUNT ENCLOSED .........................   $______
         (check payable to PHOTOELECTRON CORPORATION)


I represent and warrant that the shares covered by this exercise notice are being acquired for my personal account and not with a view to or for sale in connection with any distribution thereof.


CERTIFICATE DELIVERY INSTRUCTIONS ...

                                  Number and denominations(s) of
                                  certificate(s)for shares being
                                  exercised:

                                  ------------------------------

                                  ------------------------------

                                  ------------------------------

                                  ------------------------------

                                  ------------------------------

                                  Send new certificate(s) to:

                                  ------------------------------

                                  ------------------------------

                                  ------------------------------

                                  ------------------------------


Optionee:

----------------------------      ------------------------------
(print name)                      Signature


                                  -----------------------------
                                  Date

                                                   Peter M. Nomikos
                                                 --

                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN
                               -----------------

                   Amendment to Stock Option Agreement

                          Dated  February 26, 1990
                                 -----------------


     The Stock Option Agreement referred to above (the "Agreement") between you and Photoelectron Corporation (the "Company") is hereby amended, effective as of the 11th day of July, 1991, as follows:

     1. Section 3 of the Agreement is hereby deleted in its entirety and replaced with the following:

     "3.Transfer Restrictions.
        ----------------------

        Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option, and any additional shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by applicable laws of descent and distribution or pursuant to a qualified domestic relations order (the "Transfer Restrictions"), unless and until the Transfer Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission."

     2. Section 5 is hereby amended by deleting from the third sentence thereof the phrase "and the Company Repurchase Option", so that as amended, the third sentence shall read in its entirety as follows:

        "As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender."

     3. Section 5 is hereby amended by deleting from the seventh sentence thereof the phrase "and the Company Repurchase Option", so that as amended, the seventh sentence shall read in its entirety as follows:

        "In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made."

     4. Section 5 is hereby amended by deleting from the penultimate sentence thereof the phrase "and, to the extent applicable, to the Company
Repurchase Option," so that as amended, the penultimate sentence shall read in its entirety as follows:

        "All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions as provided herein."

     5. Section 6 is hereby amended by deleting from the second sentence thereof the phrase "and the Company Repurchase Option", so that as amended, the second sentence thereof shall read in its entirety as follows:

        "Upon initial issuance to you of a certificate or certificates representing Optioned Shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time."

     6. Section 7 is hereby amended by deleting from the first sentence thereof the phrase "or the Company Repurchase Option", so that as amended, the first sentence thereof shall read in its entirety as follows:

          "As soon as reasonably practicable after the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to
          Section 5 hereof, without any legend referring to the Transfer Restrictions."

     7.   A new Section 15 is hereby added, to read in its entirety as follows:

     "15. Change of Control.
          ------------------

     (a)  Impact of Event.  In the event of a "Change of Control" as defined in
          ---------------
Section 15(b), the following provision shall apply:

          (i)    The Transfer Restrictions applicable to the
                 Vested Shares shall lapse in their entirety.

     (b)  Definition of "Change of Control".  "Change of Control" means any one
          ---------------------------------
of the following events: (i) when, without the prior approval of the Prior Directors of the Company, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 50% or more of the outstanding Common Stock of the Company, (ii) the sale or other transfer by Thermo Electron Corporation or Photoelectron Investments Corporation of Liberia (the "Controlling Shareholders") of 50% or more of their collective stockholdings in the Company to any Person, other than any Person that is controlled by, controlling or under common control with either of the Controlling Shareholders or to any person who is not, prior to giving effect to such sale, a stockholder of the Company, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:

      (1) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933 and any "group" (within the meaning of such term in Rule 13d-5 under the Exchange Act);

      (2) "Prior Directors" shall mean the persons sitting on the Company's Board of Directors immediately prior to an Electoral Event (or, if there has been no Electoral Event, those persons sitting on the Company's Board of Directors on the date of this Agreement) and any future director of the Company who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company; and

     (3) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's Common Stock, not approved by the Prior Directors, by any Person other than the Company or a subsidiary of the Company."

  8. In all other respects, the Agreement shall remain in full force and effect.


                                            PHOTOELECTRON CORPORATION


                                            By:/s/ Peter E. Oettinger
                                               -------------------------------
                                               Name:  Peter E. Oettinger
                                                      ------------------------
                                               Title:  Vice President and
                                                       -----------------------
                                                       Chief Operating Officer
Accepted and Agreed to:

/s/ Peter M. Nomikos
-----------------------
(Signature of Optionee)

Name:  Peter M. Nomikos
       ----------------
        (please print)

Date:  February 20, 1992
       -----------------

                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT



                              Peter E. Oettinger
     ------------------------------------------------------------------
                                  Optionee




               10,000                                       $1.00
     -------------------------------                  ------------------
          Number of Shares of                           Exercise Price
         Common Stock Subject                              Per Share
            to the Option

                               February 26, 1990
                           -------------------------
                                  Grant Date



               We are pleased to inform you that, pursuant to the Photoelectron Corporation Stock Option Plan (the "Plan"), you have been granted the option to acquire the number of shares of common stock, par value $.01 per share (the "Common Stock"), of Photoelectron Corporation (the "Company") specified above, subject to the provisions of the Plan and the terms, conditions and restrictions hereinafter set forth (the "Option"), to be exercisable any time after the Grant Date specified above (the "Grant Date") and prior to the Option Termination Date (as defined herein). Attached is a copy of the Plan which is incorporated in this Stock Option Agreement (the "Agreement") by reference and made a part hereof. The Option granted hereunder is intended to be a non-statutory stock option and not a "qualified", "incentive", or "employee stock purchase plan" stock option as those terms are defined in Sections 422, 422A and 423, respectively, of the Internal Revenue Code of 1986, as amended.

               1.  Termination of Option.  The Option shall terminate on the
                   ---------------------
date which is the earliest of (a) seven years after the Grant Date, (b) three months after the date on which you cease to be a director or employee of the Company or a subsidiary of the Company (the "Employment Termination Date"), or six months after the Employment Termination Date if such cessation is a result of your death, provided that immediately on the Employment Termination Date, the Option shall terminate with respect to any Optioned Shares (as defined herein) that are not Vested Shares (as defined herein) and as to which the Transfer Restrictions (as defined herein) shall not have lapsed or (c) the date of the dissolution or liquidation of the Company. The date on which the Option shall terminate in whole or in part as provided in this Section 1 is hereinafter referred to as the "Option Termination Date."


          2.  Exercise of Option.  Subject to the terms of this Agreement, the
              ------------------
Option shall be exercisable in installments during the period beginning on the first anniversary of the Grant Date and ending on the Option Termination Date as set forth in the following table:



     Period                      Percentage of Option Exercisable
     ------                      --------------------------------

From and after one year
  from the Grant Date                       20%

From and after two years
  from the Grant Date                       40%

From and after three years
  from the Grant Date                       60%

From and after four years
  from the Grant Date                       80%

From and after five years
  from the Grant Date                      100%

          Shares that have become exercisable in accordance with the foregoing table are referred to herein as "Vested Shares".

          No fractional shares shall be issued upon exercise of the Option; and all fractional shares shall be rounded down to next lower whole number of shares.

          3.  Transfer Restrictions and Company Repurchase Option.
              ----------------------------------------------------

              (a) Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by the applicable laws of descent and distribution (the "Transfer Restrictions"), unless and until the Transfer Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission, provided such date occurs prior to the Employment Termination Date, and provided further you shall have remained continuously a director or employee of the Company or a subsidiary of the Company since the Grant Date. From and after the Employment Termination Date, no further lapsing of the Transfer Restrictions shall occur, and thereupon the Company shall have the right, exercisable in accordance with Section 3(b) hereof, to repurchase all or any portion of the Optioned Shares purchased by you upon exercise of the Option with respect to which the Transfer Restrictions shall not have lapsed, at a price per share equal to the Exercise Price specified on the first page of this Agreement (the "Exercise Price"). The right of the Company to repurchase Optioned Shares at the Exercise Price as provided in this Section 3(a) is hereinafter referred to as the "Company Repurchase Option".


          (b) The Company may exercise the Company Repurchase Option by mailing to you at your last address listed in the records of the Company or the relevant subsidiary of the Company, or by delivering to you, a notice that it has exercised the Company Repurchase Option and the number of Optioned Shares with respect to which it has exercised the Company Repurchase Option, within six (6) months after the date that the Company shall first have been entitled to exercise the Company Repurchase Option (the "Repurchase Option Period"). Such notice shall be accompanied by a check payable to you in the amount of the Exercise Price times the number of Optioned Shares with respect to which the Company has exercised the Company Repurchase Option. Upon exercise by the Company of the Company Repurchase Option as provided herein, the certificate or certificates representing the Optioned Shares, and representing shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, which have been repurchased shall forthwith be released from the escrow arrangement provided for in Section 5 hereof and transferred of record to the Company. The Company Repurchase Option shall lapse and be of no further force or effect if it shall not have been exercised prior to the expiration of the Repurchase Option Period.

   4.     No Assignment of Rights.  Except for assignments or transfers by will
          -----------------------
or the applicable laws of descent and distribution, your rights and interests under this Agreement and the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including without limitation by way of execution, levy, garnishment, attachment, pledge or bankruptcy, and no such rights or interests shall be subject to any of your obligations or liabilities.

      5.  Exercise of Option; Delivery and Deposit of Certificate(s). You (or in
          ----------------------------------------------------------
the case of your death, your legal representative) may exercise the Option in whole or in part by giving written notice to the Company on the form attached hereto as Exhibit A (the "Exercise Notice") prior to the Option Termination Date, accompanied by full payment for the Optioned Shares being purchased (a) in cash or by certified or bank cashier's check payable to the order of the Company, in an amount equal to the number of Optioned Shares being purchased multiplied by the Exercise Price (the "Aggregate Exercise Price"), (b) in shares of the Company's Common Stock (the "Tendered Shares") with a market value equal to the Aggregate Exercise Price or (c) any combination of cash, certified or bank-cashier's check or Tendered Shares having a total value equal to the Aggregate Exercise Price (such cash, check or Tendered Shares with such value being referred to as the "Exercise Consideration"). However, Tendered Shares may be surrendered as all or part of the Exercise Consideration only if (1) the Common Stock is publicly traded over-the-counter or on a national securities exchange, (2) you shall have acquired such Tendered Shares more than six months prior to the date of exercise and, (3) if such Tendered Shares are then subject to Transfer Restrictions, only with the prior written consent of the Company as provided in Section 3(a) hereof. As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions and the Company Repurchase Option to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender. Receipt by the Company of the Exercise Notice and the Exercise Consideration shall constitute the exercise of the Option or a part thereof. As soon as reasonably practicable thereafter, the Company shall deliver or cause to be delivered to you a certificate or certificates representing the number of Optioned Shares purchased, registered in your name. If such certificate(s) represent(s) Optioned Shares with respect to which the Transfer Restrictions shall not have lapsed, such certificate(s) shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank, in escrow with the Company. In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions, and the Company Repurchase Option to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made. All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions and, to the extent applicable, to the Company Repurchase Option, as provided herein. All shares of Common Stock delivered upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

      6.  Rights With Respect to Optioned Shares.  Prior to the date the Option
          --------------------------------------
is exercised, you shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares. Upon initial issuance to you of a certificate or certificates representing Optioned Shares or shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions and the Company Repurchase Option, to the extent applicable, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time.

      7.  Release of Optioned Shares.  As soon as reasonably practicable after
          --------------------------
the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to Section 5 hereof, without any legend referring to the Transfer Restrictions or the Company Repurchase Option.

      8.  Securities Laws.  You hereby represent and warrant that you will not
          ---------------
transfer, sell or otherwise dispose of any Optioned Shares purchased by you except in compliance with the Securities Act of 1933, as amended (the "Act"), the rules and regulations thereunder and all applicable state securities laws and the rules and regulations thereunder. You hereby acknowledge and agree that any routine sales of the Optioned Shares purchased by you upon exercise of the Option made in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule. You also acknowledge and agree that the certificate(s) representing Optioned Shares delivered to you pursuant to Section 5 hereof may have set forth thereon a legend indicating that such shares may be transferred, sold or otherwise disposed of only after receipt by the Company of an opinion of counsel reasonably satisfactory to it that the transfer, sale or other disposition will not violate the Act or the regulations thereunder or any applicable state securities laws or the regulations thereunder.

      By accepting this Option, you represent and agree for yourself and your transferees by will or the laws of descent and distribution that any shares purchased upon any exercise of this Option shall be acquired for your personal account and not with a view to or for sale in connection with any distribution.

      No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any U.S. federal, state, or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

      9.  Dilution and Other Adjustments.  In the event of any stock dividend
          ------------------------------
payable in Common Stock or any split-up or contraction in the number of shares of Common Stock occurring after the date of this Agreement and prior to the exercise in full of the Option, the number of shares for which the Option may thereafter be exercised and the Exercise Price shall be proportionately adjusted. In the case of any reclassification or change of outstanding shares of the Common Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, you shall, upon exercise of the Option, be entitled to receive shares of stock or other securities in its place equivalent in kind and value to those shares which you would have received if you had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold the Optioned Shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option; provided, that if any
                                    --------
recapitalization is to be effected through an increase in the par value of the Common Stock without an increase in the number of authorized shares and such new par value will exceed the Exercise Price hereunder, the Company shall notify you of such proposed recapitalization, and you shall then have the right, exercisable at any time prior to such recapitalization becoming effective, to purchase all of the Optioned Shares not theretofore purchased by you (anything in Section 1 hereof to the contrary notwithstanding), but if you fail to exercise such right before such recapitalization becomes effective, the Exercise Price hereunder shall be appropriately adjusted. Upon dissolution or liquidation of the Company, the Option shall terminate but you (if at the time you are a director or employee of the Company or a subsidiary of the Company) shall have the right, immediately prior to such dissolution or liquidation, to purchase all or any portion of the Optioned Shares not theretofore purchased by you. No adjustment provided for in this Section 9 shall apply to any Optioned Shares purchased prior to the effective date of such adjustment. No fraction of a share or fractional shares shall be purchasable or deliverable under this Agreement, but in the event any adjustment hereunder of the number of Optioned Shares shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

      10. Reservation of Shares.  The Company shall at all times during the term
          ---------------------
of this Agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

      11. Determination of Rights.  You hereby represent and warrant for
          -----------------------
yourself, your personal representatives and beneficiaries, that as a condition of the granting of the Option, any dispute or disagreement which may arise under or as a result of or pursuant to the Plan or this Agreement shall be determined by the Company's Board of Directors, in its sole discretion, and that any decision made by it in good faith shall be conclusive on all parties. The interpretation and construction by the Company's Board of Directors of any provision of, and the determination of any question arising under, this Agreement, the Plan, or any rule or regulation adopted pursuant to the Plan, shall be final and conclusive.

      12. Limitation of Employment Rights.  The option confers upon you no right
          -------------------------------
to continue in the employ or service of the Company and its subsidiaries or interferes in any way with the right of the Company and its subsidiaries to terminate your employment or services as a director at any time.

      13. Taxes.  If the Company, in its sole discretion, determines that the
          -----
Company or any subsidiary of the Company or any other person has incurred or will incur any liability to withhold any income or other taxes or governmental charges by reason of the grant of the Option, or the issuance of Option Shares to you upon the exercise thereof, you will, promptly upon demand therefor by the Company or any such subsidiary of the Company, pay to the Company or such subsidiary any amount requested by it for the purpose of satisfying such liability. If the amount so requested is not paid promptly, the Company may refuse to permit the issuance to you of Options Shares and may, without further consent by you, cancel the Option Shares issued to you.

      14. Communications.  Any communication or notice required or permitted to
          --------------
be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company to its Secretary at 580 Winter Street, Waltham, Massachusetts 02254, and if to the Optionee to the address set forth below, or such other address, in each case, as the addressee shall last have furnished to the communicating party .

      Please confirm your acceptance of the Option, your receipt of a copy of the Plan and your acceptance of and agreement to the terms of the Plan and this Agreement, by executing the enclosed copy of this letter and returning such copy promptly under confidential cover to the Secretary of the Company, 580 Winter Street, Waltham, Massachusetts 02254.

                                               PHOTOELECTRON CORPORATION

                                                By /S/ Peter E. Oettinger
                                                   ----------------------
                                                Name: Peter E. Oettinger
                                                Title: Chief Operating Officer

Accepted and agreed:

/s/ Peter E. Oettinger
----------------------
Optionee

4 Phlox Lane
Acton MA. 01722
---------------
Home Address

                                                   Exhibit A


                           PHOTOELECTRON CORPORATION

                                  STOCK OPTION
                                EXERCISE NOTICE

Pursuant to the Stock Option Agreement dated _____________________ (the "Stock Option Agreement") between the Company and me, I hereby exercise the Option granted to me with respect to _______
Option Shares.

Enclosed is the Exercise Consideration
covering the purchase price of the
shares being exercised
         TOTAL AMOUNT ENCLOSED.........................   $_______
         (check payable to PHOTOELECTRON CORPORATION)


I represent and warrant that the shares covered by this exercise notice are being acquired for my personal account and not with a view to or for sale in connection with any distribution thereof.


CERTIFICATE DELIVERY INSTRUCTIONS ...

                                       Number and denominations(s) of
                                       certificate(s) for shares being
                                       exercised:

                                       -----------------------------------

                                       -----------------------------------

                                       -----------------------------------

                                       -----------------------------------

                                       -----------------------------------

                                       Send new certificate(s) to:

                                       -----------------------------------

                                       -----------------------------------

                                       -----------------------------------

                                       -----------------------------------


Optionee:

----------------------------------     -----------------------------------
(print name)                           Signature

                                       -----------------------------------
                                       Date

                                                              Peter E. Oettinger
                                                            --

                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN
                               -----------------


                     Amendment to Stock Option Agreement

                           Dated  February 26, 1990
                                  -----------------


The Stock Option Agreement referred to above (the "Agreement") between you and Photoelectron Corporation (the "Company") is hereby amended, effective as of the 11th day of July, 1991, as follows:

        1. Section 3 of the Agreement is hereby deleted in its entirety and replaced with the following:

       "3.  Transfer Restrictions
            ---------------------

            Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option, and any additional shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by applicable laws of descent and distribution or pursuant to a qualified domestic relations order (the "Transfer Restrictions"), unless and until the Transfer Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission."

        2. Section 5 is hereby amended by deleting from the third sentence thereof the phrase "and the Company Repurchase Option", so that as amended, the third sentence shall read in its entirety as follows:

            "As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender."

        3. Section 5 is hereby amended by deleting from the seventh sentence thereof the phrase "and the Company Repurchase Option", so that as amended, the seventh sentence shall read in its entirety as follows:

             "In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made."

        4. Section 5 is hereby amended by deleting from the penultimate sentence thereof the phrase "and, to the extent applicable, to the Company Repurchase Option," so that as amended, the penultimate sentence shall read in its entirety as follows:

             "All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions as provided herein."

        5. Section 6 is hereby amended by deleting from the second sentence thereof the phrase "and the Company Repurchase Option", so that as amended, the second sentence thereof shall read in its entirety as follows:

             "Upon initial issuance to you of a certificate or certificates representing Optioned Shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time."

6. Section 7 is hereby amended by deleting from the first sentence thereof the phrase "or the Company Repurchase Option", so that as amended, the first sentence thereof shall read in its entirety as follows:

            "As soon as reasonably practicable after the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to
            Section 5 hereof, without any legend referring to the Transfer Restrictions."

7.   A new Section 15 is hereby added, to read in its entirety as follows:

        "15.  Change of Control.
              -----------------

        (a)   Impact of Event. In the event of a "Change of Control" as defined
              ---------------
     in Section 15(b), the following provision shall apply:

              (i) The Transfer Restrictions applicable to the
                  Vested Shares shall lapse in their entirety.

        (b)   Definition of "Change of Control".  "Change of Control" means any
              --------------------------------
one of the following events: (i) when, without the prior approval of the Prior Directors of the Company, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 50% or more of the outstanding Common Stock of the Company, (ii) the sale or other transfer by Thermo Electron Corporation or Photoelectron Investments Corporation of Liberia (the "Controlling Shareholders") of 50% or more of their collective stockholdings in the Company to any Person, other than any Person that is controlled by, controlling or under common control with either of the Controlling Shareholders or to any person who is not, prior to giving effect to such sale, a stockholder of the Company, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:

            (1) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933 and any "group" (within the meaning of such term in Rule 13d-5 under the Exchange Act);

            (2) "Prior Directors" shall mean the persons sitting on the Company's Board of Directors immediately prior to an Electoral Event (or, if there has been no Electoral Event, those persons sitting on the Company's Board of Directors on the date of this Agreement) and any future director of the Company who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company; and

            (3) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's Common Stock, not approved by the Prior Directors, by any Person other than the Company or a subsidiary of the Company."

        8. In all other respects, the Agreement shall remain in full force and effect.


                                       PHOTOELECTRON CORPORATION



                                       By:/S/ Peter M. Nomikos
                                         ---------------------------------
                                         Name:  Peter M. Nomikos
                                              ----------------------------
                                         Title:  President
                                               ---------------------------

   Accepted and Agreed to:


      /S/ Peter E. Oettinger
-------------------------------
(Signature of Optionee)


Name:  Peter E Oettinger
     --------------------------
       (please print)

Date:  2/2/92
     --------------------------

                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT



                              Roger D. Wellington
   -----------------------------------------------------------------------
                                    Optionee


               5,000                                   $1.00
   ----------------------------------          ---------------------------
         Number of Shares of                          Exercise Price
   Common Stock Subject to the Option                   Per Share




                               February 26, 1990
                           -------------------------
                                   Grant Date



        We are pleased to inform you that, pursuant to the Photoelectron Corporation Stock Option Plan (the "Plan"), you have been granted the option to acquire the number of shares of common stock, par value $.01 per share (the "Common Stock"), of Photoelectron Corporation (the "Company") specified above, subject to the provisions of the Plan and the terms, conditions and restrictions hereinafter set forth (the "Option"), to be exercisable any time after the Grant Date specified above (the "Grant Date") and prior to the Option Termination Date (as defined herein). Attached is a copy of the Plan which is incorporated in this Stock Option Agreement (the "Agreement") by reference and made a part hereof. The Option granted hereunder is intended to be a non-statutory stock option and not a "qualified", "incentive", or "employee stock purchase plan" stock option as those terms are defined in Sections 422, 422A and 423, respectively, of the Internal Revenue Code of 1986, as amended.

        1.  Termination of Option. The Option shall terminate on the date which
            ---------------------
is the earliest of (a) seven years after the Grant Date, (b) three months after the date on which you cease to be a director or employee of the Company or a subsidiary of the Company (the "Employment Termination Date"), or six months after the Employment Termination Date if such cessation is a result of your death, provided that immediately on the Employment Termination Date, the Option shall terminate with respect to any Optioned Shares (as defined herein) that are not Vested Shares (as defined herein) and as to which the Transfer Restrictions (as defined herein) shall not have lapsed or (c) the date of the dissolution or liquidation of the Company. The date on which the Option shall terminate in whole or in part as provided in this Section 1 is hereinafter referred to as the "Option Termination Date."

        2.  Exercise of Option. Subject to the terms of this Agreement, the
            ------------------
Option shall be exercisable in installments during the period beginning on the first anniversary of the Grant Date and ending on the Option Termination Date as set forth in the following table:

     Period                      Percentage of Option Exercisable
     ------                      --------------------------------
From and after one year
  from the Grant Date                      20%

From and after two years
  from the Grant Date                      40%

From and after three years
  from the Grant Date                      60%

From and after four years
  from the Grant Date                      80%

From and after five years
  from the Grant Date                     100%

        Shares that have become exercisable in accordance with the foregoing table are referred to herein as "Vested Shares".

        No fractional shares shall be issued upon exercise of the Option; and all fractional shares shall be rounded down to next lower whole number of shares.

        3.  Transfer Restrictions and Company Repurchase Option.
            ---------------------------------------------------

            (a) Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by the applicable laws of descent and distribution (the "Transfer Restrictions"), unless and until the Transfer Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission, provided such date occurs prior to the Employment Termination Date, and provided further you shall have remained continuously a director or employee of the Company or a subsidiary of the Company since the Grant Date. From and after the Employment Termination Date, no further lapsing of the Transfer Restrictions shall occur, and thereupon the Company shall have the right, exercisable in accordance with Section 3(b) hereof, to repurchase all or any portion of the Optioned Shares purchased by you upon exercise of the Option with respect to which the Transfer Restrictions shall not have lapsed, at a price per share equal to the Exercise Price specified on the first page of this Agreement (the "Exercise Price"). The right of the Company to repurchase Optioned Shares at the Exercise Price as provided in this Section 3(a) is hereinafter referred to as the "Company Repurchase Option".

            (b) The Company may exercise the Company Repurchase Option by mailing to you at your last address listed in the records of the Company or the relevant subsidiary of the Company, or by delivering to you, a notice that it has exercised the Company Repurchase Option and the number of Optioned Shares with respect to which it has exercised the Company Repurchase Option, within six
(6) months after the date that the Company shall first have been entitled to exercise the Company Repurchase Option (the "Repurchase Option Period"). Such notice shall be accompanied by a check payable to you in the amount of the Exercise Price times the number of Optioned Shares with respect to which the Company has exercised the Company Repurchase Option. Upon exercise by the Company of the Company Repurchase Option as provided herein, the certificate or certificates representing the Optioned Shares, and representing shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, which have been repurchased shall forthwith be released from the escrow arrangement provided for in Section 5 hereof and transferred of record to the Company. The Company Repurchase Option shall lapse and be of no further force or effect if it shall not have been exercised prior to the expiration of the Repurchase Option Period.

        4.  No Assignment of Rights. Except for assignments or transfers by will
            -----------------------
or the applicable laws of descent and distribution, your rights and interests under this Agreement and the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including without limitation by way of execution, levy, garnishment, attachment, pledge or bankruptcy, and no such rights or interests shall be subject to any of your obligations or liabilities.

        5.  Exercise of Option Delivery and Deposit of Certificate(s). You (or
            ---------------------------------------------------------
in the case of your death, your legal representative) may exercise the Option in whole or in part by giving written notice to the Company on the form attached hereto as Exhibit A (the "Exercise Notice") prior to the Option Termination Date, accompanied by full payment for the Optioned Shares being purchased (a) in cash or by certified or bank cashier's check payable to the order of the Company, in an amount equal to the number of Optioned Shares being purchased multiplied by the Exercise Price (the "Aggregate Exercise Price"), (b) in shares of the Company's Common Stock (the "Tendered Shares") with a market value equal to the Aggregate Exercise Price or (c) any combination of cash, certified or bank cashier's check or Tendered Shares having a total value equal to the Aggregate Exercise Price (such cash, check or Tendered Shares with such value being referred to as the "Exercise Consideration"). However, Tendered Shares may be surrendered as all or part of the Exercise Consideration only if (1) the Common Stock is publicly traded over-the-counter or on a national securities exchange, (2) you shall have acquired such Tendered Shares more than six months prior to the date of exercise and, (3) if such Tendered Shares are then subject to Transfer Restrictions, only with the prior written consent of the Company as provided in Section 3(a) hereof. As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions and the Company Repurchase Option to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender. Receipt by the Company of the Exercise Notice and the Exercise Consideration shall constitute the exercise of the Option or a part thereof. As soon as reasonably practicable thereafter, the Company shall deliver or cause to be delivered to you a certificate or certificates representing the number of Optioned Shares purchased, registered in your name. If such certificate(s) represent(s) Optioned Shares with respect to which the Transfer Restrictions shall not have lapsed, such certificate(s) shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed-in blank, in escrow with the Company. In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions, and the Company Repurchase Option to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made. All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions and, to the extent applicable, to the Company Repurchase Option, as provided herein. All shares of Common Stock delivered upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

        6.  Rights With Respect to Optioned Shares. Prior to the date the Option
            --------------------------------------
is exercised, you shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares. Upon initial issuance to you of a certificate or certificates representing Optioned Shares or shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions and the Company Repurchase Option, to the extent applicable, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time.

        7.   Release of Optioned Shares. As soon as reasonably practicable after
             --------------------------
the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to Section 5 hereof, without any legend referring to the Transfer Restrictions or the Company Repurchase Option.

        8.  Securities Laws. You hereby represent and warrant that you will not
            ---------------
transfer, sell or otherwise dispose of any Optioned Shares purchased by you except in compliance with the Securities Act of 1933, as amended (the "Act"), the rules and regulations thereunder and all applicable state securities laws and the rules and regulations thereunder. You hereby acknowledge and agree that any routine sales of the Optioned Shares purchased by you upon exercise of the Option made in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule. You also acknowledge and agree that the certificate(s) representing Optioned Shares delivered to you pursuant to Section 5 hereof may have set forth thereon a legend indicating that such shares may be transferred, sold or otherwise disposed of only after receipt by the Company of an opinion of counsel reasonably satisfactory to it that the transfer, sale or other disposition will not violate the Act or the regulations thereunder or any applicable state securities laws or the regulations thereunder.

        By accepting this Option, you represent and agree for yourself and your transferees by will or the laws of descent and distribution that any shares purchased upon any exercise of this Option shall be acquired for your personal account and not with a view to or for sale in connection with any distribution.

        No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any U.S. federal, state, or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

        9.  Dilution and Other Adjustments. In the event of any stock dividend
            ------------------------------
payable in Common Stock or any split-up or contraction in the number of shares of Common Stock occurring after the date of this Agreement and prior to the exercise in full of the Option, the number of shares for which the Option may thereafter be exercised and the Exercise Price shall be proportionately adjusted. In the case of any reclassification or change of outstanding shares of the Common Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, you shall, upon exercise of the Option, be entitled to receive shares of stock or other securities in its place equivalent in kind and value to those shares which you would have received if you had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold the Optioned Shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option; provided, that if any
                                    --------
recapitalization is to be effected through an increase in the par value of the Common Stock without an increase in the number of authorized shares and such new par value will exceed the Exercise Price hereunder, the Company shall notify you of such proposed recapitalization, and you shall then have the right, exercisable at any time prior to such recapitalization becoming effective, to purchase all of the Optioned Shares not theretofore purchased by you (anything in Section 1 hereof to the contrary notwithstanding), but if you fail to exercise such right before such recapitalization becomes effective, the Exercise Price hereunder shall be appropriately adjusted. Upon dissolution or liquidation of the Company, the Option shall terminate, but you (if at the time you are a director or employee of the Company or a subsidiary of the Company) shall have the right, immediately prior to such dissolution or liquidation, to purchase all or any portion of the Optioned Shares not theretofore purchased by you. No adjustment provided for in this Section 9 shall apply to any Optioned Shares purchased prior to the effective date of such adjustment. No fraction of a share or fractional shares shall be purchasable or deliverable under this Agreement, but in the event any adjustment hereunder of the number of Optioned Shares shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

        10.  Reservation of Shares. The Company shall at all times during the
             ---------------------
 term of this Agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

        11.  Determination of Rights. You hereby represent and warrant for
             -----------------------
yourself, your personal representatives and beneficiaries, that as a condition of the granting of the Option, any dispute or disagreement which may arise under or as a result of or pursuant to the Plan or this Agreement shall be determined by the Company's Board of Directors, in its sole discretion, and that any decision made by it in good faith shall be conclusive on all parties. The interpretation and construction by the Company's Board of Directors of any provision of, and the determination of any question arising under, this Agreement, the Plan, or any rule or regulation adopted pursuant to the Plan, shall be final and conclusive.

        12.  Limitation of Employment Rights. The Option confers upon you no
             -------------------------------
right to continue in the employ or service of the Company and its subsidiaries or interferes in any way with the right of the Company and its subsidiaries to terminate your employment or services as a director at any time.

        13.  Taxes. If the Company, in its sole discretion, determines that the
             -----
Company or any subsidiary of the Company or any other person has incurred or will incur any liability to withhold any income or other taxes or governmental charges by reason of the grant of the Option, or the issuance of Option Shares to you upon the exercise thereof, you will, promptly upon demand therefor by the Company or any such subsidiary of the Company, pay to the Company or such subsidiary any amount requested by it for the purpose of satisfying such liability. If the amount so requested is not paid promptly, the Company may refuse to permit the issuance to you of Options Shares and may, without further consent by you, cancel the Option Shares issued to you.

        14.  Communications. Any communication or notice required or permitted
             --------------
to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company to its Secretary at 580 Winter Street, Waltham, Massachusetts 02254, and if to the Optionee to the address set forth below, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

        Please confirm your acceptance of the Option, your receipt of a copy of the Plan and your acceptance of and agreement to the terms of the Plan and this Agreement, by executing the enclosed copy of this letter and returning such copy promptly under confidential cover to the Secretary of the Company, 580 Winter Street, Waltham, Massachusetts 02254.


                                       PHOTOELECTRON CORPORATION

                                       By /S/ Peter E. Oettinger
                                          ----------------------
                                          Name: Peter E. Oettinger
                                          Title: Chief Operating Officer

Accepted and agreed:

/S/ Roger D. Wellington
-----------------------
Optionee


25 Hillside Rd., Cumberland R.I. 02864
-------------------------------------
Home Address

                                                                       Exhibit A

                           PHOTOELECTRON CORPORATION

                                  STOCK OPTION
                                EXERCISE NOTICE

Pursuant to the Stock Option Agreement dated _____________________ (the "Stock Option Agreement") between the Company and me, I hereby exercise the Option granted to me with respect to _______
Option Shares.

Enclosed is the Exercise Consideration
covering the purchase price of the
shares being exercised

         TOTAL AMOUNT ENCLOSED.........................   $_______
         (check payable to PHOTOELECTRON CORPORATION)


I represent and warrant that the shares covered by this exercise notice are being acquired for my personal account and not with a view to or for sale in connection with any distribution thereof.


CERTIFICATE DELIVERY INSTRUCTIONS ...

                                       Number and denominations(s) of
                                       certificate(s) for shares being
                                       exercised:

                                       -----------------------------------

                                       -----------------------------------

                                       -----------------------------------

                                       -----------------------------------

                                       -----------------------------------

                                       Send new certificate(s) to:

                                       -----------------------------------

                                       -----------------------------------

                                       -----------------------------------

                                       -----------------------------------


Optionee:

----------------------------------     -----------------------------------
(print name)                           Signature

                                       -----------------------------------
                                       Date

                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN
                               -----------------
                      Amendment to Stock Option Agreement

                           Dated  February 26, 1990
                                  -------------------

     The Stock Option Agreement referred to above (the "Agreement") between you and Photoelectron Corporation (the "Company") is hereby amended, effective as of the 11th day of July, 1991, as follows:

     1. Section 3 of the Agreement is hereby deleted in its entirety and replaced with the following:

     "3.  Transfer Restrictions.
          ---------------------

          Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option, and any additional shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by applicable laws of descent and distribution or pursuant to a qualified domestic relations order (the "Transfer Restrictions"), unless and until the Transfer Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission."

     2. Section 5 is hereby amended by deleting from the third sentence thereof the phrase "and the Company Repurchase Option", so that as amended, the third sentence shall read in its entirety as follows:

          "As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender."

     3. Section 5 is hereby amended by deleting from the seventh sentence thereof the phrase "and the Company Repurchase Option", so that as amended, the seventh sentence shall read in its entirety as follows:

          "In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made."

     4. Section 5 is hereby amended by deleting from the penultimate sentence thereof the phrase "and, to the extent applicable, to the Company Repurchase Option," so that as amended, the penultimate sentence shall read in its entirety as follows:

          "All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions as provided herein."

     5. Section 6 is hereby amended by deleting from the second sentence thereof the phrase "and the Company Repurchase Option", so that as amended, the second sentence thereof shall read in its entirety as follows:

          "Upon initial issuance to you of a certificate or certificates representing Optioned Shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time."

6. Section 7 is hereby amended by deleting from the first sentence thereof the phrase "or the Company Repurchase Option", so that as amended, the first sentence thereof shall read in its entirety as follows:

          "As soon as reasonably practicable after the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to
          Section 5 hereof, without any legend referring to the Transfer Restrictions."

     7.   A new Section 15 is hereby added, to read in its entirety as follows:

     "15. Change of Control.
          -----------------

     (a)  Impact of Event. In the event of a "Change of Control" as defined in
          ---------------
Section 15(b), the following provision shall apply:

          (i) The Transfer Restrictions applicable to the Vested Shares shall lapse in their entirety.

     (b)  Definition of "Change of Control". "Change of Control" means any one
          ---------------------------------
of the following events: (i) when, without the prior approval of the Prior Directors of the Company, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 50% or more of the outstanding Common Stock of the Company, (ii) the sale or other transfer by Thermo Electron Corporation or Photoelectron Investments Corporation of Liberia (the "Controlling Shareholders") of 50% or more of their collective stockholdings in the Company to any Person, other than any Person that is controlled by, controlling or under common control with either of the Controlling Shareholders or to any person who is not, prior to giving effect to such sale, a stockholder of the Company, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:

          (1) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933 and any "group" (within the meaning of such term in Rule 13d-5 under the Exchange Act);

          (2) "Prior Directors" shall mean the persons sitting on the Company's Board of Directors immediately prior to an Electoral Event (or, if there has been no Electoral Event, those persons sitting on the Company's Board of Directors on the date of this Agreement) and any future director of the Company who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company; and

          (3) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's Common Stock, not approved by the Prior Directors, by any Person other than the Company or a subsidiary of the Company.

     8. In all other respects, the Agreement shall remain in full force and effect.


                                            PHOTOELECTRON CORPORATION

                                            By: /s/ Peter E. Oettinger
                                               -------------------------------
                                               Name:  Peter E. Oettinger
                                                    --------------------------
                                               Title:  Vice President and
                                                       -----------------------
                                                       Chief Operating Officer
Accepted and Agreed to:


/s/ Roger D. Wellington
-----------------------
(Signature of Optionee)

Name:  Roger D. Wellington
       -------------------
       (please print)

Date:  February 10, 1992
       -----------------

                                                                       [PC 7/91]


                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN

                            STOCK OPTION AGREEMENT



                                John J. Crowley
--------------------------------------------------------------------------------
                                   Optionee


   3,000                                                     $0.40
----------------------                              ----------------------------
Number of Shares of                                       Exercise Price
Common Stock Subject                                        Per Share
to the Option


                                 July 11, 1991
                            ----------------------
                                  Grant Date



         We are pleased to inform you that, pursuant to the Photoelectron Corporation Stock Option Plan (the "Plan"), you have been granted the option to acquire the number of shares of common stock, par value $.01 per share (the "Common Stock"), of Photoelectron Corporation (the "Company") specified above, subject to the provisions of the Plan and the terms, conditions and restrictions hereinafter set forth (the "Option"), to be exercisable any time after the Grant Date specified above (the "Grant Date") and prior to the Option Termination Date (as defined herein). Attached is a copy of the Plan which is incorporated in this Stock Option Agreement (the "Agreement") by reference and made a part hereof. The Option granted hereunder is intended to be a non-statutory stock option and not a "qualified", "incentive", or "employee stock purchase plan" stock option as those terms are defined in Sections 422, 422A and 423, respectively, of the Internal Revenue Code of 1986, as amended.

          1.  Termination of Option. The Option shall terminate on the date
              ---------------------
which is the earliest of (a) seven years after the Grant Date, (b) three months after the date on which you cease to be a director or employee of the Company or a subsidiary of the Company (the "Employment Termination Date"), or six months after the Employment Termination Date if such cessation is a result of your death, provided that immediately on the Employment Termination Date, the Option shall terminate with respect to any Optioned Shares (as defined herein) that are not Vested Shares (as defined herein) and as to which the Transfer Restrictions (as defined herein) shall not have lapsed or (c) the date of the dissolution or liquidation of the Company. The date on which the Option shall terminate in whole or in part as provided in this Section 1 is hereinafter referred to as the "Option Termination Date."


          2.  Exercise of Option.  Subject to the terms of this Agreement, the
              ------------------
Option shall be exercisable in installments during the period beginning on the first anniversary of the Grant Date and ending on the Option Termination Date as set forth in the following table:

     Period                      Percentage of Option Exercisable
     ------                      --------------------------------
From and after one year
  from the Grant Date                       20%

From and after two years
  from the Grant Date                       40%

From and after three years
  from the Grant Date                       60%

From and after four years
  from the Grant Date                       80%

From and after five years
  from the Grant Date                       100%


         Shares that have become exercisable in accordance with the foregoing table are referred to herein as "Vested Shares".

         No fractional shares shall be issued upon exercise of the Option; and all fractional shares shall be rounded down to next lower whole number of shares.

          3.  Transfer Restrictions.
              ----------------------

              Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option, and any additional shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order (the "Transfer Restrictions"), unless and until the Transfer

Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission.

          4.  No Assignment of Rights. Except for assignments or transfers by
              -----------------------
will or the applicable laws of descent and distribution, your rights and interests under this Agreement and the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including without limitation by way of execution, levy, garnishment, attachment, pledge or bankruptcy, and no such rights or interests shall be subject to any of your obligations or liabilities.


          5.  Exercise of Option; Delivery and Deposit of Certificate(s). You
              ----------------------------------------------------------
(or in the case of your death, your legal representative) may exercise the Option in whole or in part by giving written notice to the Company on the form attached hereto as Exhibit A (the "Exercise Notice") prior to the Option Termination Date, accompanied by full payment for the Optioned Shares being purchased (a) in cash or by certified or bank cashier's check payable to the order of the Company, in an amount equal to the number of Optioned Shares being purchased multiplied by the Exercise Price (the "Aggregate Exercise Price"), (b) in shares of the Company's Common Stock (the "Tendered Shares") with a market value equal to the Aggregate Exercise Price or (c) any combination of cash, certified or bank cashier's check or Tendered Shares having a total value equal to the Aggregate Exercise Price (such cash, check or Tendered Shares with such value being referred to as the "Exercise Consideration"). However, Tendered Shares may be surrendered as all or part of the Exercise Consideration only if
(1) the Common Stock is publicly traded over-the-counter or on a national securities exchange, (2) you shall have acquired such Tendered Shares more than six months prior to the date of exercise and, (3) if such Tendered Shares are then subject to Transfer Restrictions, only with the prior written consent of the Company as provided in Section 3(a) hereof. As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender. Receipt by the Company of the Exercise Notice and the Exercise Consideration shall constitute the exercise of the Option or a part thereof. As soon as reasonably practicable thereafter, the Company shall deliver or cause to be delivered to you a certificate or certificates representing the number of Optioned Shares purchased, registered in your name. If such certificate(s) represent(s) Optioned Shares with respect to which the Transfer Restrictions shall not have lapsed, such certificate(s) shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank, in escrow with the Company. In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made. All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions as provided herein. All shares of Common Stock delivered upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

          6.  Rights With Respect to Optioned Shares. Prior to the date the
              --------------------------------------
Option is exercised, you shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares. Upon initial issuance to you of a certificate or certificates representing Optioned Shares or shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time.


          7.  Release of Optioned Shares. As soon as reasonably practicable
              --------------------------
after the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to Section 5 hereof, without any legend referring to the Transfer Restrictions.


          8.  Securities Laws. You hereby represent and warrant that you will
              ---------------
not transfer, sell or otherwise dispose of any Optioned Shares purchased by you except in compliance with the

Securities Act of 1933, as amended (the "Act"), the rules and regulations thereunder and all applicable state securities laws and the rules and regulations thereunder. You hereby acknowledge and agree that any routine sales of the Optioned Shares purchased by you upon exercise of the Option made in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule. You also acknowledge and agree that the certificate(s) representing Optioned Shares delivered to you pursuant to Section 5 hereof may have set forth thereon a legend indicating that such shares may be transferred, sold or otherwise disposed of only after receipt by the Company of an opinion of counsel reasonably satisfactory to it that the transfer, sale or other disposition will not violate the Act or the regulations thereunder or any applicable state securities laws or the regulations thereunder.


         By accepting this Option, you represent and agree for yourself and your transferees by will or the laws of descent and distribution that any shares purchased upon any exercise of this Option shall be acquired for your personal account and not with a view to or for sale in connection with any distribution.

         No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any U.S. federal, state, or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

          9.  Dilution and Other Adjustments. In the event of any stock dividend
              ------------------------------
payable in Common Stock or any split-up or contraction in the number of shares of Common Stock occurring after the date of this Agreement and prior to the exercise in full of the Option, the number of shares for which the Option may thereafter be exercised and the Exercise Price shall be proportionately adjusted. In the case of any reclassification or change of outstanding shares of the Common Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, you shall, upon exercise of the Option, be entitled to receive shares of stock or other securities in its place equivalent in kind and value to those shares which you would have received if you had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold the Optioned Shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option; provided, that if any recapitalization is to be effected through an increase in
--------
the par value of the Common Stock without an increase in the number of authorized shares and such new par value will exceed the Exercise Price hereunder, the Company shall notify you of such proposed recapitalization, and you shall then have the right, exercisable at any time prior to such recapitalization becoming effective, to purchase all of the Optioned Shares not theretofore purchased by you (anything in Section 1 hereof to the contrary notwithstanding), but if you fail to exercise such right before such recapitalization becomes effective, the Exercise Price hereunder shall be appropriately adjusted. Upon dissolution or liquidation of the Company, the Option shall terminate, but you (if at the time you are a director or employee of the Company or a subsidiary of the Company) shall have the right, immediately prior to such dissolution or liquidation, to purchase all or any portion of the Optioned Shares not theretofore purchased by you. No adjustment provided for in this Section 9 shall apply to any Optioned Shares purchased prior to the effective date of such adjustment. No fraction of a share or fractional shares shall be purchasable or deliverable under this Agreement, but in the event any adjustment hereunder of the number of Optioned Shares shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.


         10. Reservation of Shares.  The Company shall at all times during the
             ---------------------
term of this Agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

         11. Determination of Rights. You hereby represent and warrant for
             -----------------------
yourself, your personal representatives and beneficiaries, that as a condition of the granting of the Option, any dispute or disagreement which may arise under or as a result of or pursuant to the Plan or this Agreement shall be determined by the Company's Board of Directors, in its sole discretion, and that any decision made by it in good faith shall be conclusive on all parties. The interpretation and construction by the Company's Board of Directors of any provision of, and the determination of any question arising under, this Agreement, the Plan, or any rule or regulation adopted pursuant to the Plan, shall be final and conclusive.

         12. Limitation of Employment Rights. The Option confers upon you no
             -------------------------------
right to continue in the employ or service of the Company and its subsidiaries or interferes in any way with the right of the Company and its subsidiaries to terminate your employment or services as a director at any time.

         13.  Taxes.  If the Company, in its sole discretion, determines that
              -----
the Company or any subsidiary of the Company or any other person has incurred or will incur any liability to withhold any income or other taxes or governmental charges by reason of the grant of the Option, or the issuance of Option Shares to you upon the exercise thereof, you will, promptly upon demand therefor by the Company or any such subsidiary of the Company, pay to the Company or such subsidiary any amount requested by it for the purpose of satisfying such liability. If the amount so requested is not paid promptly, the Company may refuse to permit the issuance to you of Options Shares and may, without further consent by you, cancel the Option Shares issued to you.

         14.  Communications.  Any communication or notice required or
              --------------
permitted to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company to its Secretary at 580 Winter Street, Waltham, Massachusetts 02254, and if to the Optionee to the address set forth below, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

         15.  Change of Control.
              -----------------

           (a)   Impact of Event. In the event of a "Change of Control" as
                 ---------------
defined in Section 15(b), the following provision shall apply:


                 (i) The Transfer Restrictions applicable to the Vested Shares shall lapse in their entirety.

           (b)   Definition of "Change of Control". "Change of Control" means
                 ---------------------------------
any one of the following events: (i) when, without the prior approval of the Prior Directors of the Company, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 50% or more of the outstanding Common Stock of the Company, (ii) the sale or other transfer by Thermo Electron Corporation or Photoelectron Investments Corporation of Liberia (the "Controlling Shareholders") of 50% or more of their collective stockholdings in the Company to any Person, other than any Person that is controlled by, controlling or under common control with either of the Controlling Shareholders or to any person who is not, prior to giving effect to such sale, a stockholder of the Company, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:


                (1) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933 and any "group"(within the meaning of such term in Rule 13d-5 under the Exchange Act);

                (2) "Prior Directors" shall mean the persons sitting on the Company's Board of Directors immediately prior to an Electoral Event (or, if there has been no Electoral Event, those persons sitting on the Company's Board of Directors on the date of this Agreement) and any future director of the Company who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company; and

                (3) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's Common Stock, not approved by the Prior Directors, by any Person other than the Company or a subsidiary of the Company.

     Please confirm your acceptance of the Option, your receipt of a copy of the Plan and your acceptance of and agreement to the terms of the Plan and this Agreement, by executing the enclosed copy of this letter and returning such copy promptly under confidential cover to the Secretary of the Company, 580 Winter Street, Waltham, Massachusetts 02254.


                                            PHOTOELECTRON CORPORATION

                                            By /s/ Peter E. Oettinger
                                               ----------------------
                                               Name: Peter E. Oettinger
                                               Title: Chief Operating Officer

Accepted and agreed:

/s/ John J. Crowley
-------------------
Optionee


230 Lexington Avenue
Cambridge, Mass 02138
---------------------
Home Address

                                                                       Exhibit A

                           PHOTOELECTRON CORPORATION

                                 STOCK OPTION
                                EXERCISE NOTICE

Pursuant to the Stock Option Agreement dated _____________________ (the "Stock Option Agreement") between the Company and me, I hereby exercise the Option granted to me with respect to _______ Option Shares.

Enclosed is the Exercise Consideration
covering the purchase price of the
shares being exercised

         TOTAL AMOUNT ENCLOSED....................................    $_______
         (check payable to PHOTOELECTRON CORPORATION)


I represent and warrant that the shares covered by this exercise notice are being acquired for my personal account and not with a view to or for sale in connection with any distribution thereof.


CERTIFICATE DELIVERY INSTRUCTIONS ...

                                 Number and denomination(s) of
                                 certificate(s) for shares being
                                 exercised:

                                 ---------------------------------------------
                                 ---------------------------------------------
                                 ---------------------------------------------
                                 ---------------------------------------------
                                 ---------------------------------------------

                                 Send new certificate(s) to:

                                 ---------------------------------------------
                                 ---------------------------------------------
                                 ---------------------------------------------
                                 ---------------------------------------------
Optionee:

-------------------------------  ---------------------------------------------
(print name)                     Signature
                                 ---------------------------------------------
                                 Date

                                                                       [PC 7/91]

                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN

                            STOCK OPTION AGREEMENT



                                John J. Crowley
--------------------------------------------------------------------------------
                                   Optionee


          4,000                                             $1.50
----------------------------                        ---------------------------
   Number of Shares of                                   Exercise Price
   Common Stock Subject                                    Per Share
   to the Option




                                 May 13, 1992
                             --------------------
                                  Grant Date



         We are pleased to inform you that, pursuant to the Photoelectron Corporation Stock Option Plan (the "Plan"), you have been granted the option to acquire the number of shares of common stock, par value $.0l per share (the "Common Stock"), of Photoelectron Corporation (the "Company") specified above, subject to the provisions of the Plan and the terms, conditions and restrictions hereinafter set forth (the "Option"), to be exercisable any time after the Grant Date specified above (the "Grant Date") and prior to the Option Termination Date (as defined herein). Attached is a copy of the Plan which is incorporated in this Stock Option Agreement (the "Agreement") by reference and made a part hereof. The Option granted hereunder is intended to be a non-statutory stock option and not a "qualified", "incentive", or "employee stock purchase plan" stock option as those terms are defined in Sections 422, 422A and 423, respectively, of the Internal Revenue Code of 1986, as amended.

          1.  Termination of Option. The Option shall terminate on the date
              ---------------------
which is the earliest of (a) seven years after the Grant Date, (b) three months after the date on which you cease to be a director or employee of the Company or a subsidiary of the Company (the "Employment Termination Date"), or six months after the Employment Termination Date if such cessation is a result of your death, provided that immediately on the Employment Termination Date, the Option shall terminate with respect to any Optioned Shares (as defined herein) that are not Vested Shares (as defined herein) and as to which the Transfer Restrictions (as defined herein) shall not have lapsed or (c) the date of the dissolution or liquidation of the Company. The date on which the Option shall terminate in whole or in part as provided in this Section 1 is hereinafter referred to as the "Option Termination Date."


          2.  Exercise of Option. Subject to the terms of this Agreement, the
              ------------------
Option shall be exercisable in installments during the period beginning on the first anniversary of the Grant Date and ending on the Option Termination Date as set forth in the following table:

     Period                      Percentage of Option Exercisable
     ------                      --------------------------------
From and after one year
  from the Grant Date                       20%

From and after two years
  from the Grant Date                       40%

From and after three years
  from the Grant Date                       60%

From and after four years
  from the Grant Date                       80%

From and after five years
  from the Grant Date                      100%

         Shares that have become exercisable in accordance with the foregoing table are referred to herein as "Vested Shares".

         No fractional shares shall be issued upon exercise of the Option; and all fractional shares shall be rounded down to next lower whole number of shares.

          3.  Transfer Restrictions.
              ---------------------

              Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option, and any additional shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order (the "Transfer Restrictions"), unless and until the Transfer

Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission.


          4.  No Assignment of Rights. Except for assignments or transfers by
              -----------------------
will or the applicable laws of descent and distribution, your rights and interests under this Agreement and the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including without limitation by way of execution, levy, garnishment, attachment, pledge or bankruptcy, and no such rights or interests shall be subject to any of your obligations or liabilities.

          5.  Exercise of Option; Delivery and Deposit of Certificate(s). You
              ----------------------------------------------------------
(or in the case of your death, your legal representative) may exercise the Option in whole or in part by giving written notice to the Company on the form attached hereto as Exhibit A (the "Exercise Notice") prior to the Option Termination Date, accompanied by full payment for the Optioned Shares being purchased (a) in cash or by certified or bank cashier's check payable to the order of the Company, in an amount equal to the number of Optioned Shares being purchased multiplied by the Exercise Price (the "Aggregate Exercise Price"), (b) in shares of the Company's Common Stock (the "Tendered Shares") with a market value equal to the Aggregate Exercise Price or (c) any combination of cash, certified or bank cashier's check or Tendered Shares having a total value equal to the Aggregate Exercise Price (such cash, check or Tendered Shares with such value being referred to as the "Exercise Consideration"). However, Tendered Shares may be surrendered as all or part of the Exercise Consideration only if
(1) the Common Stock is publicly traded over-the-counter or on a national securities exchange, (2) you shall have acquired such Tendered Shares more than six months prior to the date of exercise and, (3) if such Tendered Shares are then subject to Transfer Restrictions, only with the prior written consent of the Company as provided in Section 3(a) hereof. As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender. Receipt by the Company of the Exercise Notice and the Exercise Consideration shall constitute the exercise of the Option or a part thereof. As soon as reasonably practicable thereafter, the Company shall deliver or cause to be delivered to you a certificate or certificates representing the number of Optioned Shares purchased, registered in your name. If such certificate(s) represent(s) Optioned Shares with respect to which the Transfer Restrictions shall not have lapsed, such certificate(s) shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank, in escrow with the Company. In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made. All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions as provided herein. All shares of Common Stock delivered upon the exercise of the Option as provided herein shall be fully paid and non-assessable.


          6.  Rights With Respect to Optioned Shares. Prior to the date the
              --------------------------------------
Option is exercised, you shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares. Upon initial issuance to you of a certificate or certificates representing Optioned Shares or shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time.

          7.  Release of Optioned Shares. As soon as reasonably practicable
              --------------------------
after the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to Section 5 hereof, without any legend referring to the Transfer Restrictions.

          8.  Securities Laws. You hereby represent and warrant that you will
              ---------------
not transfer, sell or otherwise dispose of any Optioned Shares purchased by you except in compliance with the

Securities Act of 1933, as amended (the "Act"), the rules and regulations thereunder and all applicable state securities laws and the rules and regulations thereunder. You hereby acknowledge and agree that any routine sales of the Optioned Shares purchased by you upon exercise of the Option made in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance With the terms and conditions of that Rule. You also acknowledge and agree that the certificate(s) representing Optioned Shares delivered to you pursuant to Section 5 hereof may have set forth thereon a legend indicating that such shares may be transferred, sold or otherwise disposed of only after receipt by the Company of an opinion of counsel reasonably satisfactory to it that the transfer, sale or other disposition will not violate the Act or the regulations thereunder or any applicable state securities laws or the regulations thereunder.

         By accepting this Option, you represent and agree for yourself and your transferees by will or the laws of descent and distribution that any shares purchased upon any exercise of this Option shall be acquired for your personal account and not with a view to or for sale in connection with any distribution.

         No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any U.S. federal, state, or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

          9.  Dilution and Other Adjustments. In the event of any stock dividend
              ------------------------------
payable in Common Stock or any split-up or contraction in the number of shares of Common Stock occurring after the date of this Agreement and prior to the exercise in full of the Option, the number of shares for which the Option may thereafter be exercised and the Exercise Price shall be proportionately adjusted. In the case of any reclassification or change of outstanding shares of the Common Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, you shall, upon exercise of the Option, be entitled to receive shares of stock or other securities in its place equivalent in kind and value to those shares which you would have received if you had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold the Optioned Shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option; provided, that if any recapitalization is to be effected through an increase in
--------
the par value of the Common Stock without an increase in the number of authorized shares and such new par value will exceed the Exercise Price hereunder, the Company shall notify you of such proposed recapitalization, and you shall then have the right, exercisable at any time prior to such recapitalization becoming effective, to purchase all of the Optioned Shares not theretofore purchased by you (anything in Section 1 hereof to the contrary notwithstanding), but if you fail to exercise such right before such recapitalization becomes effective, the Exercise Price hereunder shall be appropriately adjusted. Upon dissolution or liquidation of the Company, the Option shall terminate, but you (if at the time you are a director or employee of the Company or a subsidiary of the Company) shall have the right, immediately prior to such dissolution or liquidation, to purchase all or any portion of the Optioned Shares not theretofore purchased by you. No adjustment provided for in this Section 9 shall apply to any Optioned Shares purchased prior to the effective date of such adjustment. No fraction of a share or fractional shares shall be purchasable or deliverable under this Agreement, but in the event any adjustment hereunder of the number of Optioned Shares shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.


         10.  Reservation of Shares. The Company shall at all times during the
              ---------------------
term of this Agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

         11.  Determination of Rights. You hereby represent and warrant for
              -----------------------
yourself, your personal representatives and beneficiaries, that as a condition of the granting of the Option, any dispute or disagreement which may arise under or as a result of or pursuant to the Plan or this Agreement shall be determined by the Company's Board of Directors, in its sole discretion, and that any decision made by it in good faith shall be conclusive on all parties. The interpretation and construction by the Company's Board of Directors of any provision of, and the determination of any question arising under, this Agreement, the Plan, or any rule or regulation adopted pursuant to the Plan, shall be final and conclusive.

         12.  Limitation of Employment Rights. The Option confers upon you no
              -------------------------------
right to continue in the employ or service of the Company and its subsidiaries or interferes in any way with the right of the Company and its subsidiaries to terminate your employment or services as a director at any time.

         13.  Taxes. If the Company, in its sole discretion, determines that the
              -----
Company or any subsidiary of the Company or any other person has incurred or will incur any liability to withhold any income or other taxes or governmental charges by reason of the grant of the Option, or the issuance of Option Shares to you upon the exercise thereof, you will, promptly upon demand therefor by the Company or any such subsidiary of the Company, pay to the Company or such subsidiary any amount requested by it for the purpose of satisfying such liability. If the amount so requested is not paid promptly, the Company may refuse to permit the issuance to you of Options Shares and may, without further consent by you, cancel the Option Shares issued to you.

         14.  Communications. Any communication or notice required or permitted
              --------------
to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company to its Secretary at 580 Winter Street, Waltham, Massachusetts 02254, and if to the Optionee to the address set forth below, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

         15.  Change of Control.
              -----------------

          (a)   Impact of Event. In the event of a "Change of Control" as
                ---------------
defined in Section 15(b), the following provision shall apply:

                (i) The Transfer Restrictions applicable to the Vested Shares shall lapse in their entirety.

          (b)   Definition of "Change of Control". "Change of Control" means any
                ----------------------------------
one of the following events: (i) when, without the prior approval of the Prior Directors of the Company, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 50% or more of the outstanding Common Stock of the Company, (ii) the sale or other transfer by Thermo Electron Corporation or Photoelectron Investments Corporation of Liberia (the "Controlling Shareholders") of 50% or more of their collective stockholdings in the Company to any Person, other than any Person that is controlled by, controlling or under common control with either of the Controlling Shareholders or to any person who is not, prior to giving effect to such sale, a stockholder of the Company, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:


                (1) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933 and any "group" (within the meaning of such term in Rule 13d-5 under the Exchange Act);

                (2) "Prior Directors" shall mean the persons sitting on the Company's Board of Directors immediately prior to an Electoral Event (or, if there has been no Electoral Event, those persons sitting on the Company's Board of Directors on the date of this Agreement) and any future director of the Company who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company; and

                (3) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's Common Stock, not approved by the Prior Directors, by any Person other than the Company or a subsidiary of the Company.

     Please confirm your acceptance of the Option, your receipt of a copy of the Plan and your acceptance of and agreement to the terms of the Plan and this Agreement, by executing the enclosed copy of this letter and returning such copy promptly under confidential cover to the Secretary of the Company, 580 Winter Street, Waltham, Massachusetts 02254.

                                         PHOTOELECTRON CORPORATION
                                         -------------------------


                                         By  /s/ Peter M. Nomikos
                                           ----------------------------------
                                            Name:  Peter M. Nomikos
                                            Title:  President
Accepted and agreed:

/s/ John J. Crowley
-------------------------------
Optionee

230 Lexington Avenue
Cambridge, Mass 02138
-------------------------------
Home Address

                                                                       Exhibit A


                           PHOTOELECTRON CORPORATION

                                 STOCK OPTION
                                EXERCISE NOTICE

Pursuant to the Stock Option Agreement dated _____________________ (the "Stock Option Agreement") between the Company and me, I hereby exercise the Option granted to me with respect to _______ Option Shares.

Enclosed is the Exercise Consideration
covering the purchase price of the
shares being exercised

         TOTAL AMOUNT ENCLOSED...........................  $_______
         (check payable to PHOTOELECTRON CORPORATION)


I represent and warrant that the shares covered by this exercise notice are being acquired for my personal account and not with a view to or for sale in connection with any distribution thereof.


CERTIFICATE DELIVERY INSTRUCTIONS ...

                                 Number and denominations(s) of certificate(s) for shares being exercised:

                                 -----------------------------------------------
                                 -----------------------------------------------
                                 -----------------------------------------------
                                 -----------------------------------------------
                                 -----------------------------------------------

                                 Send new certificate(s) to:

                                 -----------------------------------------------
                                 -----------------------------------------------
                                 -----------------------------------------------
                                 -----------------------------------------------


Optionee:

-------------------------------  ----------------------------------------------
(print name)                     Signature

                                 ----------------------------------------------
                                 Date

                                                                       [PC 7/91]

                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN

                            STOCK OPTION AGREEMENT




                              Peter E. Oettinger
--------------------------------------------------------------------------------
                                   Optionee



    35,000                                                  $1.50
---------------------------                         ----------------------------
  Number of Shares of                                      Exercise Price
  Common Stock Subject                                       Per Share
  to the Option


                                 May 13, 1992
                            -----------------------
                                  Grant Date



         We are pleased to inform you that, pursuant to the Photoelectron Corporation Stock Option Plan (the "Plan"), you have been granted the option to acquire the number of shares of common stock, par value $.0l per share (the "Common Stock"), of Photoelectron Corporation (the "Company") specified above, subject to the provisions of the Plan and the terms, conditions and restrictions hereinafter set forth (the "Option"), to be exercisable any time after the Grant Date specified above (the "Grant Date") and prior to the Option Termination Date (as defined herein). Attached is a copy of the Plan which is incorporated in this Stock Option Agreement (the "Agreement") by reference and made a part hereof. The Option granted hereunder is intended to be a non-statutory stock option and not a "qualified", "incentive", or "employee stock purchase plan" stock option as those terms are defined in Sections 422, 422A and 423, respectively, of the Internal Revenue Code of 1986, as amended.

          1.  Termination of Option. The Option shall terminate on the date
              ---------------------
which is the earliest of (a) seven years after the Grant Date, (b) three months after the date on which you cease to be a director or employee of the Company or a subsidiary of the Company (the "Employment Termination Date"), or six months after the Employment Termination Date if such cessation is a result of your death, provided that immediately on the Employment Termination Date, the Option shall terminate with respect to any Optioned Shares (as defined herein) that are not Vested Shares (as defined herein) and as to which the Transfer Restrictions (as defined herein) shall not have lapsed or (c) the date of the dissolution or liquidation of the Company. The date on which the Option shall terminate in whole or in part as provided in this Section 1 is hereinafter referred to as the "Option Termination Date."

          2.  Exercise of Option. Subject to the terms of this Agreement, the
              ------------------
Option shall be exercisable in installments during the period beginning on the first anniversary of the Grant Date and ending on the Option Termination Date as set forth in the following table:

         Period                      Percentage of Option Exercisable
         ------                      --------------------------------

From and after one year
  from the Grant Date                               20%

From and after two years
  from the Grant Date                               40%

From and after three years
  from the Grant Date                               60%

From and after four years
  from the Grant Date                               80%

From and after five years
  from the Grant Date                              100%

          Shares that have become exercisable in accordance with the foregoing table are referred to herein as "Vested Shares".

          No fractional shares shall be issued upon exercise of the Option; and all fractional shares shall be rounded down to next lower whole number of shares.

          3.  Transfer Restrictions.
              ----------------------

              Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option, and any additional shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order (the "Transfer Restrictions"), unless and until the Transfer

Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission.

          4.  No Assignment of Rights. Except for assignments or transfers by
              -----------------------
will or the applicable laws of descent and distribution, your rights and interests under this Agreement and the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including without limitation by way of execution, levy, garnishment, attachment, pledge or bankruptcy, and no such rights or interests shall be subject to any of your obligations or liabilities.

          5.  Exercise of Option; Delivery and Deposit of Certificate(s). You
              ----------------------------------------------------------
(or in the case of your death, your legal representative) may exercise the Option in whole or in part by giving written notice to the Company on the form attached hereto as Exhibit A (the "Exercise Notice") prior to the Option Termination Date, accompanied by full payment for the Optioned Shares being purchased (a) in cash or by certified or bank cashier's check payable to the order of the Company, in an amount equal to the number of Optioned Shares being purchased multiplied by the Exercise Price (the "Aggregate Exercise Price"), (b) in shares of the Company's Common Stock (the "Tendered Shares") with a market value equal to the Aggregate Exercise Price or (c) any combination of cash, certified or bank cashier's check or Tendered Shares having a total value equal to the Aggregate Exercise Price (such cash, check or Tendered Shares with such value being referred to as the "Exercise Consideration"). However, Tendered Shares may be surrendered as all or part of the Exercise Consideration only if
(1) the Common Stock is publicly traded over-the-counter or on a national securities exchange, (2) you shall have acquired such Tendered Shares more than six months prior to the date of exercise and, (3) if such Tendered Shares are then subject to Transfer Restrictions, only with the prior written consent of the Company as provided in Section 3(a) hereof. As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender. Receipt by the Company of the Exercise Notice and the Exercise Consideration shall constitute the exercise of the Option or a part thereof. As soon as reasonably practicable thereafter, the Company shall deliver or cause to be delivered to you a certificate or certificates representing the number of Optioned Shares purchased, registered in your name. If such certificate(s) represent(s) Optioned Shares with respect to which the Transfer Restrictions shall not have lapsed, such certificate(s) shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank, in escrow with the Company. In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made. All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions as provided herein. All shares of Common Stock delivered upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

          6.  Rights With Respect to Optioned Shares. Prior to the date the
              --------------------------------------
Option is exercised, you shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares. Upon initial issuance to you of a certificate or certificates representing Optioned Shares or shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time.

          7.  Release of Optioned Shares. As soon as reasonably practicable
              --------------------------
after the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to Section 5 hereof, without any legend referring to the Transfer Restrictions.


          8.  Securities Laws. You hereby represent and warrant that you will
              ---------------
not transfer, sell or otherwise dispose of any Optioned Shares purchased by you except in compliance with the

Securities Act of 1933, as amended (the "Act"), the rules and regulations thereunder and all applicable state securities laws and the rules and regulations thereunder. You hereby acknowledge and agree that any routine sales of the Optioned Shares purchased by you upon exercise of the Option made in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule. You also acknowledge and agree that the certificate(s) representing Optioned Shares delivered to you pursuant to Section 5 hereof may have set forth thereon a legend indicating that such shares may be transferred, sold or otherwise disposed of only after receipt by the Company of an opinion of counsel reasonably satisfactory to it that the transfer, sale or other disposition will not violate the Act or the regulations thereunder or any applicable state securities laws or the regulations thereunder.

         By accepting this Option, you represent and agree for yourself and your transferees by will or the laws of descent and distribution that any shares purchased upon any exercise of this Option shall be acquired for your personal account and not with a view to or for sale in connection with any distribution.

         No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any U.S. federal, state, or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

          9.  Dilution and Other Adjustments. In the event of any stock dividend
              ------------------------------
payable in Common Stock or any split-up or contraction in the number of shares of Common Stock occurring after the date of this Agreement and prior to the exercise in full of the Option, the number of shares for which the Option may thereafter be exercised and the Exercise Price shall be proportionately adjusted. In the case of any reclassification or change of outstanding shares of the Common Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, you shall, upon exercise of the Option, be entitled to receive shares of stock or other securities in its place equivalent in kind and value to those shares which you would have received if you had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold the Optioned Shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option; provided, that if any recapitalization is to be effected through an increase in
--------
the par value of the Common Stock without an increase in the number of authorized shares and such new par value will exceed the Exercise Price hereunder, the Company shall notify you of such proposed recapitalization, and you shall then have the right, exercisable at any time prior to such recapitalization becoming effective, to purchase all of the Optioned Shares not theretofore purchased by you (anything in Section 1 hereof to the contrary notwithstanding), but if you fail to exercise such right before such recapitalization becomes effective, the Exercise Price hereunder shall be appropriately adjusted. Upon dissolution or liquidation of the Company, the Option shall terminate, but you (if at the time you are a director or employee of the Company or a subsidiary of the Company) shall have the right, immediately prior to such dissolution or liquidation, to purchase all or any portion of the Optioned Shares not theretofore purchased by you. No adjustment provided for in this Section 9 shall apply to any Optioned Shares purchased prior to the effective date of such adjustment. No fraction of a share or fractional shares shall be purchasable or deliverable under this Agreement, but in the event any adjustment hereunder of the number of Optioned Shares shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.


         10.  Reservation of Shares. The Company shall at all times during the
              ---------------------
term of this Agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

         11.  Determination of Rights. You hereby represent and warrant for
              -----------------------
yourself, your personal representatives and beneficiaries, that as a condition of the granting of the Option, any dispute or disagreement which may arise under or as a result of or pursuant to the Plan or this Agreement shall be determined by the Company's Board of Directors, in its sole discretion, and that any decision made by it in good faith shall be conclusive on all parties. The interpretation and construction by the Company's Board of Directors of any provision of, and the determination of any question arising under, this Agreement, the Plan, or any rule or regulation adopted pursuant to the Plan, shall be final and conclusive.

         12.  Limitation of Employment Rights. The Option confers upon you no
              -------------------------------
right to continue in the employ or service of the Company and its subsidiaries or interferes in any way with the right of the Company and its subsidiaries to terminate your employment or services as a director at any time.

         13.  Taxes. If the Company, in its sole discretion, determines that the
              -----
Company or any subsidiary of the Company or any other person has incurred or will incur any liability to withhold any income or other taxes or governmental charges by reason of the grant of the Option, or the issuance of Option Shares to you upon the exercise thereof, you will, promptly upon demand therefor by the Company or any such subsidiary of the Company, pay to the Company or such subsidiary any amount requested by it for the purpose of satisfying such liability. If the amount so requested is not paid promptly, the Company may refuse to permit the issuance to you of Options Shares and may, without further consent by you, cancel the Option Shares issued to you.


         14.  Communications. Any communication or notice required or permitted
              --------------
to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company to its Secretary at 580 Winter Street, Waltham, Massachusetts 02254, and if to the Optionee to the address set forth below, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

         15.  Change of Control.
              -----------------

          (a)   Impact of Event. In the event of a "Change of Control" as
                ---------------
defined in Section 15(b), the following provision shall apply:

                (i) The Transfer Restrictions applicable to the Vested Shares shall lapse in their entirety.

          (b)   Definition of "Change of Control". "Change of Control" means any
                ---------------------------------
one of the following events: (i) when, without the prior approval of the Prior Directors of the Company, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 50% or more of the outstanding Common Stock of the Company, (ii) the sale or other transfer by Thermo Electron Corporation or Photoelectron Investments Corporation of Liberia (the "Controlling Shareholders") of 50% or more of their collective stockholdings in the Company to any Person, other than any Person that is controlled by, controlling or under common control with either of the Controlling Shareholders or to any person who is not, prior to giving effect to such sale, a stockholder of the Company, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:


                (1) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933 and any "group" (within the meaning of such term in Rule 13d-5 under the Exchange Act);

                (2) "Prior Directors" shall mean the persons sitting on the Company's Board of Directors immediately prior to an Electoral Event (or, if there has been no Electoral Event, those persons sitting on the Company's Board of Directors on the date of this Agreement) and any future director of the Company who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company; and

                (3) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's Common Stock, not approved by the Prior Directors, by any Person other than the Company or a subsidiary of the Company.

     Please confirm your acceptance of the Option, your receipt of a copy of the Plan and your acceptance of and agreement to the terms of the Plan and this Agreement, by executing the enclosed copy of this letter and returning such copy promptly under confidential cover to the Secretary of the Company, 580 Winter Street, Waltham, Massachusetts 02254.

                                    PHOTOELECTRON CORPORATION

                                    By /s/ Peter M. Nomikos
                                      --------------------------
                                      Name:  Peter M. Nomikos
                                      Title: President

Accepted and agreed:
/s/ Peter E. Oettinger
--------------------------
Optionee

4 Phlox Lane
Acton, MA 01720
--------------------------
Home Address

                                                                       Exhibit A

                           PHOTOELECTRON CORPORATION

                                 STOCK OPTION
                                EXERCISE NOTICE

Pursuant to the Stock Option Agreement dated _____________________ (the "Stock Option Agreement") between the Company and me. I hereby exercise the Option granted to me with respect to _______ Option Shares.

Enclosed is the Exercise Consideration
covering the purchase price of the
shares being exercised
         TOTAL AMOUNT ENCLOSED...........................  $________
         (check payable to PHOTOELECTRON CORPORATION)


I represent and warrant that the shares covered by this exercise notice are being acquired for my personal account and not with a view to or for sale in connection with any distribution thereof.


CERTIFICATE DELIVERY INSTRUCTIONS ...

                                           Number and denomination(s) of
                                           certificate(s) for shares being
                                           exercised:

                                           ------------------------------------
                                           ------------------------------------
                                           ------------------------------------
                                           ------------------------------------
                                           ------------------------------------

                                           Send new certificate(s) to:

                                           ------------------------------------
                                           ------------------------------------
                                           ------------------------------------
                                           ------------------------------------

Optionee:
---------------------------------          ------------------------------------
(print name)                               Signature
                                           ------------------------------------
                                           Date

                                                                       [PC 7/91]

                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN

                            STOCK OPTION AGREEMENT



                                John J. Crowley
--------------------------------------------------------------------------------
                                   Optionee

      6,000                            $1.50
------------------------         --------------------------
   Number of Shares of                 Exercise Price
   Common Stock Subject                   Per Share
     to the Option



                                 March 9, 1993
                              -------------------
                                  Grant Date



         We are pleased to inform you that, pursuant to the Photoelectron Corporation Stock Option Plan (the "Plan"), you have been granted the option to acquire the number of shares of common stock, par value $.0l per share (the "Common Stock"), of Photoelectron Corporation (the "Company") specified above, subject to the provisions of the Plan and the terms, conditions and restrictions hereinafter set forth (the "Option"), to be exercisable any time after the Grant Date specified above (the "Grant Date") and prior to the Option Termination Date (as defined herein). Attached is a copy of the Plan which is incorporated in this Stock Option Agreement (the "Agreement") by reference and made a part hereof. The Option granted hereunder is intended to be a non-statutory stock option and not a "qualified", "incentive", or "employee stock purchase plan" stock option as those terms are defined in Sections 422, 422A and 423, respectively, of the Internal Revenue Code of 1986, as amended.

          1.  Termination of Option. The Option shall terminate on the date
              ---------------------
which is the earliest of (a) seven years after the Grant Date, (b) three months after the date on which you cease to be a director or employee of the Company or a subsidiary of the Company (the "Employment Termination Date"), or six months after the Employment Termination Date if such cessation is a result of your death, provided that immediately on the Employment Termination Date, the Option shall terminate with respect to any Optioned Shares (as defined herein) that are not Vested Shares (as defined herein) and as to which the Transfer Restrictions (as defined herein) shall not have lapsed or (c) the date of the dissolution or liquidation of the Company. The date on which the Option shall terminate in whole or in part as provided in this Section 1 is hereinafter referred to as the "Option Termination Date."

          2.  Exercise of Option. Subject to the terms of this Agreement, the
              ------------------
Option shall be exercisable in installments during the period beginning on the first anniversary of the Grant Date and ending on the Option Termination Date as set forth in the following table:

     Period                      Percentage of Option Exercisable
     ------                      --------------------------------

From and after one year
  from the Grant Date                       20%

From and after two years
  from the Grant Date                       40%

From and after three years
  from the Grant Date                       60%

From and after four years
  from the Grant Date                       80%

From and after five years
  from the Grant Date                      100%

         Shares that have become exercisable in accordance with the foregoing table are referred to herein as "Vested Shares".

         No fractional shares shall be issued upon exercise of the Option; and all fractional shares shall be rounded down to next lower whole number of shares.

          3.  Transfer Restrictions.
              ---------------------

              Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option, and any additional shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order (the "Transfer Restrictions"), unless and until the Transfer

Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission.

          4.  No Assignment of Rights. Except for assignments or transfers by
              -----------------------
will or the applicable laws of descent and distribution, your rights and interests under this Agreement and the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including without limitation by way of execution, levy, garnishment, attachment, pledge or bankruptcy, and no such rights or interests shall be subject to any of your obligations or liabilities.

          5.  Exercise of Option; Delivery and Deposit of Certificate(s). You
              ----------------------------------------------------------
(or in the case of your death, your legal representative) may exercise the Option in whole or in part by giving written notice to the Company on the form attached hereto as Exhibit A (the "Exercise Notice") prior to the Option Termination Date, accompanied by full payment for the Optioned Shares being purchased (a) in cash or by certified or bank cashier's check payable to the order of the Company, in an amount equal to the number of Optioned Shares being purchased multiplied by the Exercise Price (the "Aggregate Exercise Price"), (b) in shares of the Company's Common Stock (the "Tendered Shares") with a market value equal to the Aggregate Exercise Price or (c) any combination of cash, certified or bank cashier's check or Tendered Shares having a total value equal to the Aggregate Exercise Price (such cash, check or Tendered Shares with such value being referred to as the "Exercise Consideration"). However, Tendered Shares may be surrendered as all or part of the Exercise Consideration only if
(1) the Common Stock is publicly traded over-the-counter or on a national securities exchange, (2) you shall have acquired such Tendered Shares more than six months prior to the date of exercise and, (3) if such Tendered Shares are then subject to Transfer Restrictions, only with the prior written consent of the Company as provided in Section 3(a) hereof. As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender. Receipt by the Company of the Exercise Notice and the Exercise Consideration shall constitute the exercise of the Option or a part thereof. As soon as reasonably practicable thereafter, the Company shall deliver or cause to be delivered to you a certificate or certificates representing the number of Optioned Shares purchased, registered in your name. If such certificate(s) represent(s) Optioned Shares with respect to which the Transfer Restrictions shall not have lapsed, such certificate(s) shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank, in escrow with the Company. In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made. All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions as provided herein. All shares of Common Stock delivered upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

     6.  Rights With Respect to Optioned Shares.  Prior to the date the Option
         --------------------------------------
is exercised, you shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares. Upon initial issuance to you of a certificate or certificates representing Optioned Shares or shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time.

     7.  Release of Optioned Shares.  As soon as reasonably practicable after
         --------------------------
the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to Section 5 hereof, without any legend referring to the Transfer Restrictions.

8.       Securities Laws.  You hereby represent and warrant that you will not
         ---------------
transfer, sell or otherwise dispose of any Optioned Shares purchased by you except in compliance with the

Securities Act of 1933, as amended (the "Act"), the rules and regulations thereunder and all applicable state securities laws and the rules and regulations thereunder. You hereby acknowledge and agree that any routine sales of the Optioned Shares purchased by you upon exercise of the Option made in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule. You also acknowledge and agree that the certificate(s) representing Optioned Shares delivered to you pursuant to Section 5 hereof may have set forth thereon a legend indicating that such shares may be transferred, sold or otherwise disposed of only after receipt by the Company of an opinion of counsel reasonably satisfactory to it that the transfer, sale or other disposition will not violate the Act or the regulations thereunder or any applicable state securities laws or the regulations thereunder.

        By accepting this Option, you represent and agree for yourself and your transferees by will or the laws of descent and distribution that any shares purchased upon any exercise of this Option shall be acquired for your personal account and not with a view to or for sale in connection with any distribution.

        No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any U.S. federal, state, or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

9.  Dilution and Other Adjustments.  In the event of any stock dividend payable
    ------------------------------
in Common Stock or any split-up or contraction in the number of shares of Common Stock occurring after the date of this Agreement and prior to the exercise in full of the Option, the number of shares for which the Option may thereafter be exercised and the Exercise Price shall be proportionately adjusted. In the case of any reclassification or change of outstanding shares of the Common Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, you shall, upon exercise of the Option, be entitled to receive shares of stock or other securities in its place equivalent in kind and value to those shares which you would have received if you had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold the Optioned Shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option; provided, that if any recapitalization is to be effected through an increase in
--------
the par value of the Common Stock without an increase in the number of authorized shares and such new par value will exceed the Exercise Price hereunder, the Company shall notify you of such proposed recapitalization, and you shall then have the right, exercisable at any time prior to such recapitalization becoming effective, to purchase all of the Optioned Shares not theretofore purchased by you (anything in Section 1 hereof to the contrary notwithstanding), but if you fail to exercise such right before such recapitalization becomes effective, the Exercise Price hereunder shall be appropriately adjusted. Upon dissolution or liquidation of the Company, the Option shall terminate, but you (if at the time you are a director or employee of the Company or a subsidiary of the Company) shall have the right, immediately prior to such dissolution or liquidation, to purchase all or any portion of the Optioned Shares not theretofore purchased by you. No adjustment provided for in this Section 9 shall apply to any Optioned Shares purchased prior to the effective date of such adjustment. No fraction of a share or fractional shares shall be purchasable or deliverable under this Agreement, but in the event any adjustment hereunder of the number of Optioned Shares shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

     10.  Reservation of Shares.  The Company shall at all times during the term
          ---------------------
of this Agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

     11.  Determination of Rights.  You hereby represent and warrant for
          -----------------------
yourself, your personal representatives and beneficiaries, that as a condition of the granting of the Option, any dispute or disagreement which may arise under or as a result of or pursuant to the Plan or this Agreement shall be determined by the Company's Board of Directors, in its sole discretion, and that any decision made by it in good faith shall be conclusive on all parties. The interpretation and construction by the Company's Board of Directors of any provision of, and the determination of any question arising under, this Agreement, the Plan, or any rule or regulation adopted pursuant to the Plan, shall be final and conclusive.

     12.  Limitation of Employment Rights.  The Option confers upon you no right
          -------------------------------
to continue in the employ or service of the Company and its subsidiaries or interferes in any way with the right of the Company and its subsidiaries to terminate your employment or services as a director at any time.

     13.  Taxes.  If the Company, in its sole discretion, determines that the
          -----
Company or any subsidiary of the Company or any other person has incurred or will incur any liability to withhold any income or other taxes or governmental charges by reason of the grant of the Option, or the issuance of Option Shares to you upon the exercise thereof, you will, promptly upon demand therefor by the Company or any such subsidiary of the Company, pay to the Company or such subsidiary any amount requested by it for the purpose of satisfying such liability. If the amount so requested is not paid promptly, the Company may refuse to permit the issuance to you of Options Shares and may, without further consent by you, cancel the Option Shares issued to you.

     14.  Communications.  Any communication or notice required or permitted to
          --------------
be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company to its Secretary at 580 Winter Street, Waltham, Massachusetts 02254, and if to the Optionee to the address set forth below, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

     15.  Change of Control.
          ------------------

       (a) Impact of Event.  In the event of a "Change of Control" as defined in
           ---------------
Section 15(b), the following provision shall apply:

                (i) The Transfer Restrictions applicable to the Vested Shares shall lapse in their entirety.

       (b) Definition of "Change of Control".  "Change of Control" means any one
           ---------------------------------
of the following events: (i) when, without the prior approval of the Prior Directors of the Company, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 50% or more of the outstanding Common Stock of the Company,
(ii) the sale or other transfer by Thermo Electron Corporation or Photoelectron Investments Corporation of Liberia (the "Controlling Shareholders") of 50% or more of their collective stockholdings in the Company to any Person, other than any Person that is controlled by, controlling or under common control with either of the Controlling Shareholders or to any person who is not, prior to giving effect to such sale, a stockholder of the Company, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:

                 (1) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933 and any "group" (within the meaning of such term in Rule 13d-5 under the Exchange Act);

                 (2) "Prior Directors" shall mean the persons sitting on the Company's Board of Directors immediately prior to an Electoral Event (or, if there has been no Electoral Event, those persons sitting on the Company's Board of Directors on the date of this Agreement) and any future director of the Company who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company; and

                 (3) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's Common Stock, not approved by the Prior Directors, by any Person other than the Company or a subsidiary of the Company.

       Please confirm your acceptance of the Option, your receipt of a copy of the Plan and your acceptance of and agreement to the terms of the Plan and this Agreement, by executing the enclosed copy of this letter and returning such copy promptly under confidential cover to the Secretary of the Company, 580 Winter Street, Waltham, Massachusetts 02254.

                                PHOTOELECTRON CORPORATION


                                By /s/ Peter E. Oettinger
                                   -----------------------------------
                                   Name: Peter E. Oettinger
                                   Title: Chief Operating Officer


Accepted and agreed:
/s/ John J. Crowley
-----------------------------
Optionee

230 Lexington Ave.
Cambridge, Mass 02138
-----------------------------
Home Address

                                                                       Exhibit A



                           PHOTOELECTRON CORPORATION

                                 STOCK OPTION
                                EXERCISE NOTICE

Pursuant to the Stock Option Agreement dated _____________________ (the "Stock Option Agreement") between the Company and me, I hereby exercise the Option granted to me with respect to _______
Option Shares.

Enclosed is the Exercise Consideration
covering the purchase price of the
shares being exercised
         TOTAL AMOUNT ENCLOSED................................  $_______
         (check payable to PHOTOELECTRON CORPORATION)


I represent and warrant that the shares covered by this exercise notice are being acquired for my personal account and not with a view to or for sale in connection with any distribution thereof.


CERTIFICATE DELIVERY INSTRUCTIONS ...

                                        Number and denomination(s) of
                                        certificate(s) for shares being
                                        exercised:
                                        -----------------------------------
                                        -----------------------------------
                                        -----------------------------------
                                        -----------------------------------
                                        -----------------------------------

                                        Send new certificate(s) to:

                                        -----------------------------------
                                        -----------------------------------
                                        -----------------------------------
                                        -----------------------------------


Optionee:



-----------------------------------     -----------------------------------
(print name)                            Signature


                                        -----------------------------------
                                        Date

                                                                       [PC 7/91]



                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT



                               PETER E. OETTINGER
--------------------------------------------------------------------------------
                                         Optionee



         15,000                                        $1.50
------------------------------                ----------------------------------
   Number of Shares of                             Exercise Price
   Common Stock Subject                              Per Share
      to the Option


                                 March 9, 1993
                             --------------------
                                   Grant Date



         We are pleased to inform you that, pursuant to the Photoelectron Corporation Stock Option Plan (the "Plan"), you have been granted the option to acquire the number of shares of common stock, par value $.01 per share (the "Common Stock"), of Photoelectron Corporation (the "Company") specified above, subject to the provisions of the Plan and the terms, conditions and restrictions hereinafter set forth (the "Option"), to be exercisable any time after the Grant Date specified above (the "Grant Date") and prior to the Option Termination Date (as defined herein). Attached is a copy of the Plan which is incorporated in this Stock Option Agreement (the "Agreement") by reference and made a part hereof. The Option granted hereunder is intended to be a non-statutory stock option and not a "qualified", "incentive", or "employee stock purchase plan" stock option as those terms are defined in Sections 422, 422A and 423, respectively, of the Internal Revenue Code of 1986, as amended.

         1.  Termination of Option.  The Option shall terminate on the date
             ---------------------
which is the earliest of (a) seven years after the Grant Date, (b) three months after the date on which you cease to be a director or employee of the Company or a subsidiary of the Company (the "Employment Termination Date"), or six months after the Employment Termination Date if such cessation is a result of your death, provided that immediately on the Employment Termination Date, the Option shall terminate with respect to any Optioned Shares (as defined herein) that are not Vested Shares (as defined herein) and as to which the Transfer Restrictions (as defined herein) shall not have lapsed or (c) the date of the dissolution or liquidation of the Company. The date on which the Option shall terminate in whole or in part as provided in this Section 1 is hereinafter referred to as the "Option Termination Date."


         2.  Exercise of Option.  Subject to the terms of this Agreement, the
             ------------------
Option shall be exercisable in installments during the period beginning on the first anniversary of the Grant Date and ending on the Option Termination Date as set forth in the following table:

     Period                      Percentage of Option Exercisable
     ------                      --------------------------------
From and after one year
  from the Grant Date                       20%

From and after two years
  from the Grant Date                       40%

From and after three years
  from the Grant Date                       60%

From and after four years
  from the Grant Date                       80%

From and after five years
  from the Grant Date                      100%

         Shares that have become exercisable in accordance with the foregoing table are referred to herein as "Vested Shares".

         No fractional shares shall be issued upon exercise of the Option; and all fractional shares shall be rounded down to next lower whole number of shares.

         3.  Transfer Restrictions.
             ----------------------

             Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option, and any additional shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order (the "Transfer Restrictions"), unless and until the Transfer

Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission.

         4.  No Assignment of Rights.  Except for assignments or transfers by
             -----------------------
will or the applicable laws of descent and distribution, your rights and interests under this Agreement and the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including without limitation by way of execution, levy, garnishment, attachment, pledge or bankruptcy, and no such rights or interests shall be subject to any of your obligations or liabilities.

         5.  Exercise of Option; Delivery and Deposit of Certificate(s).  You
             ----------------------------------------------------------
(or in the case of your death, your legal representative) may exercise the Option in whole or in part by giving written notice to the Company on the form attached hereto as Exhibit A (the "Exercise Notice") prior to the Option Termination Date, accompanied by full payment for the Optioned Shares being purchased (a) in cash or by certified or bank cashier's check payable to the order of the Company, in an amount equal to the number of Optioned Shares being purchased multiplied by the Exercise Price (the "Aggregate Exercise Price"), (b) in shares of the Company's Common Stock (the "Tendered Shares") with a market value equal to the Aggregate Exercise Price or (c) any combination of cash, certified or bank cashier's check or Tendered Shares having a total value equal to the Aggregate Exercise Price (such cash, check or Tendered Shares with such value being referred to as the "Exercise Consideration"). However, Tendered Shares may be surrendered as all or part of the Exercise Consideration only if
(1) the Common Stock is publicly traded over-the-counter or on a national securities exchange, (2) you shall have acquired such Tendered Shares more than six months prior to the date of exercise and, (3) if such Tendered Shares are then subject to Transfer Restrictions, only with the prior written consent of the Company as provided in Section 3(a) hereof. As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender. Receipt by the Company of the Exercise Notice and the Exercise Consideration shall constitute the exercise of the Option or a part thereof. As soon as reasonably practicable thereafter, the Company shall deliver or cause to be delivered to you a certificate or certificates representing the number of Optioned Shares purchased, registered in your name. If such certificate(s) represent(s) Optioned Shares with respect to which the Transfer Restrictions shall not have lapsed, such certificate(s) shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank, in escrow with the Company. In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made. All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions as provided herein. All shares of Common Stock delivered upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

         6.  Rights With Respect to Optioned Shares.  Prior to the date the
             --------------------------------------
Option is exercised, you shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares. Upon initial issuance to you of a certificate or certificates representing Optioned Shares or shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time.

         7.  Release of Optioned Shares.  As soon as reasonably practicable
             --------------------------
after the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to Section 5 hereof, without any legend referring to the Transfer Restrictions.

         8.  Securities Laws.  You hereby represent and warrant that you will
             ---------------
not transfer, sell or otherwise dispose of any Optioned Shares purchased by you except in compliance with the

Securities Act of 1933, as amended (the "Act"), the rules and regulations thereunder and all applicable state securities laws and the rules and regulations thereunder. You hereby acknowledge and agree that any routine sales of the Optioned Shares purchased by you upon exercise of the Option made in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule. You also acknowledge and agree that the certificate(s) representing Optioned Shares delivered to you pursuant to Section 5 hereof may have set forth thereon a legend indicating that such shares may be transferred, sold or otherwise disposed of only after receipt by the Company of an opinion of counsel reasonably satisfactory to it that the transfer, sale or other disposition will not violate the Act or the regulations thereunder or any applicable state securities laws or the regulations thereunder.

         By accepting this Option, you represent and agree for yourself and your transferees by will or the laws of descent and distribution that any shares purchased upon any exercise of this Option shall be acquired for your personal account and not with a view to or for sale in connection with any distribution.

         No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any U.S. federal, state, or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

         9.  Dilution and Other Adjustments.  In the event of any stock dividend
             ------------------------------
payable in Common Stock or any split-up or contraction in the number of shares of Common Stock occurring after the date of this Agreement and prior to the exercise in full of the Option, the number of shares for which the Option may thereafter be exercised and the Exercise Price shall be proportionately adjusted. In the case of any reclassification or change of outstanding shares of the Common Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, you shall, upon exercise of the Option, be entitled to receive shares of stock or other securities in its place equivalent in kind and value to those shares which you would have received if you had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold the Optioned Shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option; provided, that if any recapitalization is to be effected through an increase in
--------
the par value of the Common Stock without an increase in the number of authorized shares and such new par value will exceed the Exercise Price hereunder, the Company shall notify you of such proposed recapitalization, and you shall then have the right, exercisable at any time prior to such recapitalization becoming effective, to purchase all of the Optioned Shares not theretofore purchased by you (anything in Section 1 hereof to the contrary notwithstanding), but if you fail to exercise such right before such recapitalization becomes effective, the Exercise Price hereunder shall be appropriately adjusted. Upon dissolution or liquidation of the Company, the Option shall terminate, but you (if at the time you are a director or employee of the Company or a subsidiary of the Company) shall have the right, immediately prior to such dissolution or liquidation, to purchase all or any portion of the Optioned Shares not theretofore purchased by you. No adjustment provided for in this Section 9 shall apply to any Optioned Shares purchased prior to the effective date of such adjustment. No fraction of a share or fractional shares shall be purchasable or deliverable under this Agreement, but in the event any adjustment hereunder of the number of Optioned Shares shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

         10.  Reservation of Shares.  The Company shall at all times during the
              ---------------------
term of this Agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

         11.  Determination of Rights.  You hereby represent and warrant for
              -----------------------
yourself, your personal representatives and beneficiaries, that as a condition of the granting of the Option, any dispute or disagreement which may arise under or as a result of or pursuant to the Plan or this Agreement shall be determined by the Company's Board of Directors, in its sole discretion, and that any decision made by it in good faith shall be conclusive on all parties. The interpretation and construction by the Company's Board of Directors of any provision of, and the determination of any question arising under, this Agreement, the Plan, or any rule or regulation adopted pursuant to the Plan, shall be final and conclusive.


         12.  Limitation of Employment Rights.  The Option confers upon you no
              -------------------------------
right to continue in the employ or service of the Company and its subsidiaries or interferes in any way with the right of the Company and its subsidiaries to terminate your employment or services as a director at any time.

         13.  Taxes.  If the Company, in its sole discretion, determines that
              -----
the Company or any subsidiary of the Company or any other person has incurred or will incur any liability to withhold any income or other taxes or governmental charges by reason of the grant of the Option, or the issuance of Option Shares to you upon the exercise thereof, you will, promptly upon demand therefor by the Company or any such subsidiary of the Company, pay to the Company or such subsidiary any amount requested by it for the purpose of satisfying such liability. If the amount so requested is not paid promptly, the Company may refuse to permit the issuance to you of Options Shares and may, without further consent by you, cancel the Option Shares issued to you.

         14.  Communications.  Any communication or notice required or permitted
              --------------
to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company to its Secretary at 580 Winter Street, Waltham, Massachusetts 02254, and if to the Optionee to the address set forth below, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

         15.  Change of Control.
              -----------------

          (a)  Impact of Event.  In the event of a "Change of Control" as
               ---------------
     defined in Section 15(b), the following provision shall apply:


               (i) The Transfer Restrictions applicable to the Vested Shares shall lapse in their entirety.

          (b)  Definition of "Change of Control".  "Change of Control" means any
               ---------------------------------
     one of the following events: (i) when, without the prior approval of the Prior Directors of the Company, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 50% or more of the outstanding Common Stock of the Company, (ii) the sale or other transfer by Thermo Electron Corporation or Photoelectron Investments Corporation of Liberia (the "Controlling Shareholders") of 50% or more of their collective stockholdings in the Company to any Person, other than any Person that is controlled by, controlling or under common control with either of the Controlling Shareholders or to any person who is not, prior to giving effect to such sale, a stockholder of the Company, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:


                   (1) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933 and any "group" (within the meaning of such term in Rule 13d-5 under the Exchange Act);

                   (2) "Prior Directors" shall mean the persons sitting on the Company's Board of Directors immediately prior to an Electoral Event (or, if there has been no Electoral Event, those persons sitting on the Company's Board of Directors on the date of this Agreement) and any future director of the Company who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company; and

                   (3) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's Common Stock, not approved by the Prior Directors, by any Person other than the Company or a subsidiary of the Company.

          Please confirm your acceptance of the Option, your receipt of a copy of the Plan and your acceptance of and agreement to the terms of the Plan and this Agreement, by executing the enclosed copy of this letter and returning such copy promptly under confidential cover to the Secretary of the Company, 580 Winter Street, Waltham, Massachusetts 02254.

                                         PHOTOELECTRON CORPORATION

                                         By /s/ Peter M. Nomikos
                                            --------------------------------
                                            Name: Peter M. Nomikos
                                            Title: President & CEO

Accepted and agreed:
/s/ Peter E. Oettinger
-----------------------------------
Optionee

4 Phlox Lane
Acton, MA 01720
-----------------------------------
Home Address

                                                                       Exhibit A

                           PHOTOELECTRON CORPORATION

                                  STOCK OPTION
                                EXERCISE NOTICE

Pursuant to the Stock Option Agreement dated _____________________ (the "Stock Option Agreement") between the Company and me, I hereby exercise the Option granted to me with respect to _______ Option Shares.

Enclosed is the Exercise Consideration
covering the purchase price of the
shares being exercised

         TOTAL AMOUNT ENCLOSED..............................  $_________
         (check payable to PHOTOELECTRON CORPORATION)


I represent and warrant that the shares covered by this exercise notice are being acquired for my personal account and not with a view to or for sale in connection with any distribution thereof.


CERTIFICATE DELIVERY INSTRUCTIONS ...

                                       Number and denominations(s) of
                                       certificate(s) for shares being
                                       exercised:

                                       -----------------------------------
                                       -----------------------------------
                                       -----------------------------------
                                       -----------------------------------
                                       -----------------------------------

                                       Send new certificate(s) to:

                                       -----------------------------------
                                       -----------------------------------
                                       -----------------------------------
                                       -----------------------------------
Optionee:

-------------------------------        -----------------------------------
(print name)                           Signature

                                       -----------------------------------
                                       Date

                                                                       [PC 7/91]

                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT



                                John J. Crowley
                             =====================
                                    Optionee



12,000                                                          $1.50
=======================                                     ====================
Number of Shares of                                               Exercise Price
Common Stock Subject to                                                Per Share
the Option



                                December 1, 1993
                            =======================
                                   Grant Date



     We are pleased to inform you that, pursuant to the Photoelectron Corporation Stock Option Plan (the "Plan"), you have been granted the option to acquire the number of shares of common stock, par value $.01 per share (the "Common Stock"), of Photoelectron Corporation (the "Company") specified above, subject to the provisions of the Plan and the terms, conditions and restrictions hereinafter set forth (the "Option"), to be exercisable any time after the Grant Date specified above (the "Grant Date") and prior to the Option Termination Date (as defined herein). Attached is a copy of the Plan which is incorporated in this Stock Option Agreement (the "Agreement") by reference and made a part hereof. The Option granted hereunder is intended to be a non-statutory stock option and not a "qualified", "incentive", or "employee stock purchase plan" stock option as those terms are defined in Sections 422, 422A and 423, respectively, of the Internal Revenue Code of 1986, as amended.

     1. Termination of Option. The Option shall terminate on the date which is
        ---------------------
the earliest of (a) seven years after the Grant Date, (b) three months after the date on which you cease to be a director or employee of the Company or a subsidiary of the Company (the "Employment Termination Date"), or six months after the Employment Termination Date if such cessation is a result of your death, provided that immediately on the Employment Termination Date, the Option shall terminate with respect to any Optioned Shares (as defined herein) that are not Vested Shares (as defined herein) and to which the Transfer Restrictions (as defined

                                       2
herein) shall not have lapsed or (c) the date of the dissolution or liquidation of the Company. The date on which the Option shall terminate in whole or in part as provided in this Section 1 is hereinafter referred to as the "Option Termination Date.

     2.  Exercise of Option. Subject to the terms of this Agreement, the Option
         ------------------
shall be exercisable in installments during the period beginning on the first anniversary of the Grant Date and ending on the Option Termination Date as set forth in the following table:

Period                              Percentage of Option Exercisable
------                              --------------------------------

From and after one year
  from the Grant Date                             20%

From and after two years
  from the Grant Date                             40%

From and after three years
  from the Grant Date                             60%

From and after four years
  from the Grant Date                             80%

From and after five years
  from the Grant Date                             100%

     Shares that have become exercisable in accordance with the foregoing table are referred to herein as "Vested Shares".

     No fractional shares shall be issued upon exercise of the Option; and all fractional shares shall be rounded down to next lower whole number of shares.

     3.  Transfer Restrictions.
         ----------------------

         Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option, and any additional shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order (the "Transfer Restrictions"), unless and until the Transfer Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission.

     4.  No Assignment of Rights. Except for assignments or transfers by will
         -----------------------
or the applicable laws of descent and distribution, your rights and interests under Agreement and the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including without limitation by way of execution, levy, garnishment, attachment, pledge or bankruptcy, and no such rights or interests shall be subject to any of your obligations or liabilities.

     5.  Exercise of Option: Delivery and Deposit of Certificate(s). You (or in
         ----------------------------------------------------------
the case of your death, your legal representative) may exercise the Option in whole or in part by giving written notice to the Company on the form attached hereto as Exhibit A (the "Exercise Notice") prior to the Option Termination Date, accompanied by full payment for the Optioned Shares being purchased (a) in cash or by certified or bank cashier's check payable to the order of the Company, in an amount equal to the number of Optioned Shares being purchased multiplied by the Exercise Price (the "Aggregate Exercise Price"), (b) in shares of the Company's Common Stock (the "Tendered Shares") with a market value equal to the Aggregate Exercise Price or (c) any combination of cash, certified or bank cashier's check or Tendered Shares having a total value equal to the Aggregate Exercise Price (such cash, check or Tendered Shares with such value being referred to as the "Exercise Consideration"). However, Tendered Shares may be surrendered as all or part of the Exercise Consideration only if(1) the Common Stock is publicly traded over-the-counter or on a national securities exchange, (2) you shall have acquired such Tendered Shares more than six months prior to the date of exercise and, (3) if such Tendered Shares are then subject to Transfer Restrictions, only with the prior written consent of the Company as provided in Section 3(a) hereof. As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender. Receipt by the Company of the Exercise Notice and the Exercise Consideration shall constitute the exercise of the Option or a part thereof. As soon as reasonably practicable thereafter, the Company shall deliver or cause to be delivered to you a certificate or certificates representing the number of Optioned Shares purchased, registered in your name. If such certificate(s) represent(s) Optioned Shares with respect to which the Transfer Restrictions shall not have lapsed, such certificate(s) shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank, in escrow with the Company. In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made. All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions as provided herein. All shares of Common Stock delivered upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

        6.  Rights With Respect to Optioned Shares. Prior to the date the Option
            --------------------------------------
is exercised, you shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares. Upon initial issuance to you of a certificate or certificates representing Optioned Shares or shares
(or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares
(or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time.

        7.  Release of Optioned Shares. As soon as reasonably practicable after
            --------------------------
the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to Section 5 hereof, without any legend referring to the Transfer Restrictions.


        8.  Securities Laws. You hereby represent and warrant that you will not
            ---------------
transfer, sell or otherwise dispose of any Optioned Shares purchased by you except in compliance with the Securities Act of 1933, as amended (the "Act"), the rules and regulations thereunder and all applicable state securities laws and the rules and regulations thereunder. You hereby acknowledge and agree that any routine sales of the Optioned Shares purchased by you upon exercise of the Option made in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule. You also acknowledge and agree that the certificate(s) representing Optioned Shares delivered to you pursuant to Section 5 hereof may have set forth thereon a legend indicating that such shares may be transferred, sold or otherwise disposed of only after receipt by the Company of an opinion of counsel reasonably satisfactory to it that the transfer, sale or other disposition will not violate the Act or the regulations thereunder or any applicable state securities laws or the regulations thereunder.

        By accepting this Option, you represent and agree for yourself and your transferees by will or the laws of descent and distribution that any shares purchased upon any exercise of this Option shall be acquired for your personal account and not with a view to or for sale in connection with any distribution.

        No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any U.S. federal, state, or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

        9.  Dilution and Other Adjustments. In the event of any stock dividend
            ------------------------------
payable in Common Stock or any split-up or contraction in the number of shares of Common Stock occurring after the date of this Agreement and prior to the exercise in full of the Option, the number of shares for which the Option may thereafter be exercised and the Exercise Price shall be proportionately adjusted. In the case of any reclassification or change of outstanding shares of the Common Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, you shall, upon exercise of the Option, be entitled to receive shares of stock or other securities in its place equivalent in kind and value to those shares which you would have received if you had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold the Optioned Shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option; provided, that if any recapitalization is to be effected through an increase in the par value of the Common Stock without an increase in the number of authorized shares and such new par value will exceed the Exercise Price hereunder, the Company shall notify you of such proposed recapitalization, and you shall then have the right, exercisable at any time prior to such recapitalization becoming effective, to purchase all of the Optioned Shares not theretofore purchased by you (anything in Section 1 hereof to the contrary notwithstanding), but if you fail to exercise such right before such recapitalization becomes effective, the Exercise Price hereunder shall be appropriately adjusted. Upon dissolution or liquidation of the Company, the Option shall terminate, but you (if at the time you are a director or employee of the Company or a subsidiary of the Company) shall have the right, immediately prior to such dissolution or liquidation, to purchase all or any portion of the Optioned Shares not theretofore purchased by you. No adjustment provided for in this Section 9 shall apply to any Optioned Shares purchased prior to the effective date of such adjustment. No fraction of a share or fractional shares shall be purchasable or deliverable under this Agreement, but in the event any adjustment hereunder of the number of Optioned Shares shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

        10.  Reservation of Shares. The Company shall at all times during the
             ---------------------
term of this Agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

        11.  Determination of Rights. You hereby represent and warrant for
             -----------------------
yourself, your personal representatives and beneficiaries, that as a condition of the granting of the Option, any dispute or disagreement which may arise under or as a result of or pursuant to the Plan or this Agreement shall be determined by the Company's Board of Directors, in its sole discretion, and that any decision made by it in good faith shall be conclusive on all parties. The interpretation and construction by the Company's Board of Directors of any provision of, and the determination of any question arising under, this Agreement, the Plan, or any rule or regulation adopted pursuant to the Plan, shall be final and conclusive.

         12.  Limitation of Employment Rights. The Option confers upon you no
              -------------------------------
right to continue in the employ or service of the Company and its subsidiaries or interferes in any way with the right of the Company and its subsidiaries to terminate your employment or services as a director at any time.

         13.  Taxes. If the Company, in its sole discretion, determines that the
              -----
Company or any subsidiary of the Company or any other person has incurred or will incur any liability to withhold any income or other taxes or governmental charges by reason of the grant of the Option, or the issuance of Option Shares to you upon the exercise thereof, you will, promptly upon demand therefor by the Company or any such subsidiary of the Company, pay to the Company or such subsidiary any amount requested by it for the purpose of satisfying such liability. If the amount so requested is not paid promptly, the Company may refuse to permit the issuance to you of Options Shares and may, without further consent by you, cancel the Option Shares issued to you.

         14.  Communications. Any communication or notice required or permitted
              --------------
to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company to its Secretary at 580 Winter Street, Waltham, Massachusetts 02254, and if to the Optionee to the address set forth below, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

         15.  Change of Control.
              ------------------

              (a)  Impact of Event. In the event of a "Change of Control" as
                   ---------------
defined in Section 15(b), the following provision shall apply:

                   (i) The Transfer Restrictions applicable to the Vested Shares shall lapse in their entirety.

              (b)  Definition of "Change of Control". "Change of Control" means
                   ----------------------------------
any one of the following events: (i) when, without the prior approval of the Prior Directors of the Company, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 50% or more of the outstanding Common Stock of the Company, (ii) the sale or other transfer by Thermo Electron Corporation or Photoelectron Investments Corporation of Liberia (the "Controlling Shareholders") of 50% or more of their collective stockholdings in the Company to any Person, other than any Person that is controlled by, controlling or under common control with either of the Controlling Shareholders or to any person who is not, prior to giving effect to such sale, a stockholder of the Company, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:

                  (1) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933 and any "group" (within the meaning of such term in Rule 13d-5 under the Exchange Act);

                  (2) "Prior Directors" shall mean the persons sitting on the Company's Board of Directors immediately prior to an Electoral Event (or, if there has been no Electoral Event, those persons sitting on the Company's Board of Directors on the date of this Agreement) and any future director of the Company who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company; and

                  (3) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's Common Stock, not approved by the Prior Directors, by any Person other than the Company or a subsidiary of the Company.

     Please confirm your acceptance of the Option, your receipt of a copy of the Plan and your acceptance of and agreement to the terms of the Plan and this Agreement, by executing the enclosed copy of this letter and returning such copy promptly under confidential cover to the Clerk of the Company, 400-1 Totten Pond Road, Waltham, Massachusetts 02154.

                                            PHOTOELECTRON CORPORATION


                                            By /s/ Peter E. Oettinger
                                              ----------------------------------
                                             Name:  Peter E. Oettinger
                                             Title: Chief Operating Officer

Accepted and agreed:
/s/ John J. Crowley
-----------------------------------------
Optionee

230 Lexington Ave Cambridge, Mass 02138
-----------------------------------------
Home Address

                                                                       Exhibit A

                           PHOTOELECTRON CORPORATION

                                  STOCK OPTION
                                EXERCISE NOTICE



Pursuant to the Stock Option Agreement dated ____________ (the "Stock Option Agreement") between the Company and me, I hereby exercise the Option granted to me with respect to _____ Option Shares.

Enclosed is the Exercise Consideration
covering the purchase price of the
shares being exercised

           TOTAL AMOUNT ENCLOSED............................. $_______________
           (check payable to PHOTOELECTRON CORPORATION)

I represent and warrant that the shares covered by this exercise notice are being acquired for my personal account and not with a view to or for sale in connection with any distribution thereof.

CERTIFICATE DELIVERY INSTRUCTIONS

Number and denominations(s) of certificate(s) for shares being exercised:

                         -----------------------------
                         -----------------------------
                         -----------------------------
                         -----------------------------
                         -----------------------------

                         Send new certificate(s) to:

                         -----------------------------
                         -----------------------------
                         -----------------------------
                         -----------------------------

Optionee:


-----------------------------                ------------------------------
(print name)                                 Signature


                                             ------------------------------
                                             Date

                                                                       [PC 7/91]

                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

                              George N. Hatsopoulos
                          ============================
                                    Optionee




    5,000                                                         $1.50
=======================                                        =================
Number of Shares of                                               Exercise Price
Common Stock Subject                                                   Per Share
to the Option

                                December 1, 1993
                             ======================
                                   Grant Date

          We are pleased to inform you that, pursuant to the Photoelectron Corporation Stock Option Plan (the "Plan"), you have been granted the option to acquire the number of shares of common stock, par value $.01 per share (the "Common Stock"), of Photoelectron Corporation (the "Company") specified above, subject to the provisions of the Plan and the terms, conditions and restrictions hereinafter set forth (the "Option"), to be exercisable any time after the Grant Date specified above (the "Grant Date") and prior to the Option Termination Date (as defined herein). Attached is a copy of the Plan which is incorporated in this Stock Option Agreement (the "Agreement") by reference and made a part hereof. The Option granted hereunder is intended to be a non-statutory stock option and not a "qualified", "incentive", or "employee stock purchase plan" stock option as those terms are defined in Sections 422, 422A and 423, respectively, of the Internal Revenue Code of 1986, as amended.

          1.  Termination of Option. The Option shall terminate on the date
              ---------------------
which is the earliest of (a) seven years after the Grant Date, (b) three months after the date on which you cease to be a director or employee of the Company or a subsidiary of the Company (the "Employment Termination Date"), or six months after the Employment Termination Date if such cessation is a result of your death, provided that immediately on the Employment Termination Date, the Option shall terminate with respect to any Optioned Shares (as defined herein) that are not Vested Shares (as defined herein) and as to which the Transfer Restrictions (as defined herein) shall not have lapsed or (c) the date of the dissolution or liquidation of the Company. The date on which the Option shall terminate in whole or in part as provided in this Section 1 is hereinafter referred to as the "Option Termination Date."

          2.  Exercise of Option. Subject to the terms of this Agreement, the
              ------------------
Option shall be exercisable in installments during the period beginning on the first anniversary of the Grant Date and ending on the Option Termination Date as set forth in the following table:

Period                         Percentage of Option Exercisable
------                         --------------------------------
From and after one year
  from the Grant Date                        20%

From and after two years
  from the Grant Date                        40%

From and after three years
  from the Grant Date                        60%

From and after four years
  from the Grant Date                        80%

From and after five years
  from the Grant Date                       100%

          Shares that have become exercisable in accordance with the foregoing table are referred to herein as "Vested Shares".

          No fractional shares shall be issued upon exercise of the Option; and all fractional shares shall be rounded down to next lower whole number of shares.

          3.  Transfer Restrictions.
              ----------------------

              Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option, and any additional shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order (the "Transfer Restrictions"), unless and until the Transfer Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission.

          4.  No Assignment of Rights. Except for assignments or transfers by
              -----------------------
will or the applicable laws of descent and distribution, your rights and interests under this Agreement and the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including without limitation by way of execution, levy, garnishment, attachment, pledge or bankruptcy, and no such rights or interests shall be subject to any of your obligations or liabilities.


          5.  Exercise of Option: Delivery and Deposit of Certificate(s). You
              ----------------------------------------------------------
(or in the case of your death, your legal representative) may exercise the Option in whole or in part by giving written notice to the Company on the form attached hereto as Exhibit A (the "Exercise Notice") prior to the Option Termination Date, accompanied by full payment for the Optioned Shares being purchased (a) in cash or by certified or bank cashier's check payable to the order of the Company, in an amount equal to the number of Optioned Shares being purchased multiplied by the Exercise Price (the "Aggregate Exercise Price"), (b) in shares of the Company's Common Stock (the "Tendered Shares") with a market value equal to the Aggregate Exercise Price or (c) any combination of cash, certified or bank cashier's check or Tendered Shares having a total value equal to the Aggregate Exercise Price (such cash, check or Tendered Shares with such value being referred to as the "Exercise Consideration"). However, Tendered Shares may be surrendered as all or part of the Exercise Consideration only if (1) the Common Stock is publicly traded over-the-counter or on a national securities exchange, (2) you shall have acquired such Tendered Shares more than six months prior to the date of exercise and, (3) if such Tendered Shares are then subject to Transfer Restrictions, only with the prior written consent of the Company as provided in Section 3(a) hereof. As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender. Receipt by the Company of the Exercise Notice and the Exercise Consideration shall constitute the exercise of the Option or a part thereof. As soon as reasonably practicable thereafter, the Company shall deliver or cause to be delivered to you a certificate or certificates representing the number of Optioned Shares purchased, registered in your name. If such certificate(s) represent(s) Optioned Shares with respect to which the Transfer Restrictions shall not have lapsed, such certificate(s) shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank, in escrow with the Company. In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made. All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions as provided herein. All shares of Common Stock delivered upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

          6.  Rights With Respect to Optioned Shares. Prior to the date the
              --------------------------------------
Option is exercised, you shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares. Upon initial issuance to you of a certificate or certificates representing Optioned Shares or shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time.

          7.  Release of Optioned Shares. As soon as reasonably practicable
              --------------------------
after the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to Section 5 hereof, without any legend referring to the Transfer Restrictions.

          8.  Securities Laws. You hereby represent and warrant that you will
              ---------------
not transfer, sell or otherwise dispose of any Optioned Shares purchased by you except in compliance with the Securities Act of 1933, as amended (the "Act"), the rules and regulations thereunder and all applicable state securities laws and the rules and regulations thereunder. You hereby acknowledge and agree that any routine sales of the Optioned Shares purchased by you upon exercise of the Option made in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule. You also acknowledge and agree that the certificate(s) representing Optioned Shares delivered to you pursuant to Section 5 hereof may have set forth thereon a legend indicating that such shares may be transferred, sold or otherwise disposed of only after receipt by the Company of an opinion of counsel reasonably satisfactory to it that the transfer, sale or other disposition will not violate the Act or the regulations thereunder or any applicable state securities laws or the regulations thereunder.

          By accepting this Option, you represent and agree for yourself and your transferees by will or the laws of descent and distribution that any shares purchased upon any exercise of this Option shall be acquired for your personal account and not with a view to or for sale in connection with any distribution.

          No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any U.S. federal, state, or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

          9.  Dilution and Other Adjustments. In the event of any stock dividend
              ------------------------------
payable in Common Stock or any split-up or contraction in the number of shares of Common Stock occurring after the date of this Agreement and prior to the exercise in full of the Option, the number of shares for which the Option may thereafter be exercised and the Exercise Price shall be proportionately adjusted. In the case of any reclassification or change of outstanding shares of the Common Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, you shall, upon exercise of the Option, be entitled to receive shares of stock or other securities in its place equivalent in kind and value to those shares which you would have received if you had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold the Optioned Shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option; provided, that if any recapitalization is to be effected through an increase in the par value of the Common Stock without an increase in the number of authorized shares and such new par value will exceed the Exercise Price hereunder, the Company shall notify you of such proposed recapitalization, and you shall then have the right, exercisable at any time prior to such recapitalization becoming effective, to purchase all of the Optioned Shares not theretofore purchased by you (anything in Section 1 hereof to the contrary notwithstanding), but if you fail to exercise such right before such recapitalization becomes effective, the Exercise Price hereunder shall be appropriately adjusted. Upon dissolution or liquidation of the Company, the Option shall terminate, but you (if at the time you are a director or employee of the Company or a subsidiary of the Company) shall have the right, immediately prior to such dissolution or liquidation, to purchase all or any portion of the Optioned Shares not theretofore purchased by you. No adjustment provided for in this Section 9 shall apply to any Optioned Shares purchased prior to the effective date of such adjustment. No fraction of a share or fractional shares shall be purchasable or deliverable under this Agreement, but in the event any adjustment hereunder of the number of Optioned Shares shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.


          10.  Reservation of Shares. The Company shall at all times during the
               ---------------------
term of this Agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

          11.  Determination of Rights. You hereby represent and warrant for
               -----------------------
yourself, your personal representatives and beneficiaries, that as a condition of the granting of the Option, any dispute or disagreement which may arise under or as a result of or pursuant to the Plan or this Agreement shall be determined by the Company's Board of Directors, in its sole discretion, and that any decision made by it in good faith shall be conclusive on all parties. The interpretation and construction by the Company's Board of Directors of any provision of, and the determination of any question arising under, this Agreement, the Plan, or any rule or regulation adopted pursuant to the Plan, shall be final and conclusive.


          12.  Limitation of Employment Rights. The Option confers upon you no
               -------------------------------
right to continue in the employ or service of the Company and its subsidiaries or interferes in any way with the right of the Company and its subsidiaries to terminate your employment or services as a director at any time.

          13.  Taxes. If the Company, in its sole discretion, determines that
               -----
the Company or any subsidiary of the Company or any other person has incurred or will incur any liability to withhold any income or other taxes or governmental charges by reason of the grant of the Option, or the issuance of Option Shares to you upon the exercise thereof, you will, promptly upon demand therefor by the Company or any such subsidiary of the Company, pay to the Company or such subsidiary any amount requested by it for the purpose of satisfying such liability. If the amount so requested is not paid promptly, the Company may refuse to permit the issuance to you of Options Shares and may, without further consent by you, cancel the Option Shares issued to you.

          14.  Communications. Any communication or notice required or permitted
               --------------
to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company to its Secretary at 580 Winter Street, Waltham, Massachusetts 02254, and if to the Optionee to the address set forth below, or such other address, in each case, as the addressee shall last have furnished to the communicating party.


          15.  Change of Control.
               ------------------

               (a)  Impact of Event. In the event of a "Change of Control" as
                    ---------------
defined in Section 15(b), the following provision shall apply:

                    (i) The Transfer Restrictions applicable to the Vested Shares shall lapse in their entirety.

               (b)  Definition of "Change of Control" "Change of Control" means
                    ---------------------------------
any one of the following events: (i) when, without the prior approval of the Prior Directors of the Company, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 50% or more of the outstanding Common Stock of the Company, (ii) the sale or other transfer by Thermo Electron Corporation or Photoelectron Investments Corporation of Liberia (the "Controlling Shareholders") of 50% or more of their collective stockholdings in the Company to any Person, other than any Person that is controlled by, controlling or under common control with either of the Controlling Shareholders or to any person who is not, prior to giving effect to such sale, a stockholder of the Company, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:

                  (1) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of l933 and any "group" (within the meaning of such term in Rule 13d-5 under the Exchange Act);

                  (2) "Prior Directors" shall mean the persons sitting on the Company's Board of Directors immediately prior to an Electoral Event (or, if there has been no Electoral Event, those persons sitting on the Company's Board of Directors on the date of this Agreement) and any future director of the Company who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company; and

                  (3) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's Common Stock, not approved by the Prior Directors, by any Person other than the Company or a subsidiary of the Company.

          Please confirm your acceptance of the Option, your receipt of a copy of the Plan and your acceptance of and agreement to the terms of the Plan and this Agreement, by executing the enclosed copy of this letter and returning such copy promptly under confidential cover to the Clerk of the Company, 400-1 Totten Pond Road, Waltham, Massachusetts 02154.

                                     PHOTOELECTRON CORPORATION


                                     By /s/ Peter E. Oettinger
                                        ----------------------------
                                      Name: Peter E. Oettinger
                                      Title: Chief Operating Officer


Accepted and agreed:


/s/ George Hatsopoulos
--------------------------------
Optionee


233 Tower Rd Lincoln, MA 01773
--------------------------------
Home Address

                                                                       Exhibit A

                           PHOTOELECTRON CORPORATION

                                  STOCK OPTION
                                EXERCISE NOTICE

  Pursuant to the Stock Option Agreement dated ___________ (the "Stock Option Agreement") between the Company and me, I hereby exercise the Option granted to me with respect to Option Shares.

  Enclosed is the Exercise Consideration
  covering the purchase price of the
  shares being exercised

          TOTAL AMOUNT ENCLOSED...............................  $_______________
          (check payable to PHOTOELECTRON CORPORATION)

  I represent and warrant that the shares covered by this exercise notice are being acquired for my personal account and not with a view to or for sale in connection with any distribution thereof.

  CERTIFICATE DELIVERY INSTRUCTIONS

  Number and denominations(s) of certificate(s) for shares being exercised:


                          _______________________________
                          _______________________________
                          _______________________________
                          _______________________________
                          _______________________________

                          Send new certificate(s) to:

                          _______________________________
                          _______________________________
                          _______________________________
                          _______________________________

  Optionee:

  _____________________________                       __________________________
  (print name)                                        Signature


                                                      __________________________
                                                      Date

                                                                       [PC 7/91]

                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT



                                Peter M. Nomikos
                             ======================
                                    Optionee



  20,000                                                          $1.50
====================                                          ==================
Number of Shares of                                               Exercise Price
Common Stock Subject                                                   Per Share
to the Option

                                December 1 1993
                              ===================
                                   Grant Date

          We are pleased to inform you that, pursuant to the Photoelectron Corporation Stock Option Plan (the "Plan"), you have been granted the option to acquire the number of shares of common stock, par value $.0l per share (the "Common Stock"), of Photoelectron Corporation (the "Company") specified above, subject to the provisions of the Plan and the terms, conditions and restrictions hereinafter set forth (the "Option"), to be exercisable any time after the Grant Date specified above (the "Grant Date") and prior to the Option Termination
Date (as defined herein). Attached is a copy of the Plan which is incorporated in this Stock Option Agreement (the "Agreement") by reference and made a part hereof. The Option granted hereunder is intended to be a non-statutory stock option and not a "qualified", "incentive", or "employee stock purchase plan" stock option as those terms are defined in Sections 422, 422A and 423, respectively, of the Internal Revenue Code of 1986, as amended.
          1.  Termination of Option. The Option shall terminate on the date
              ---------------------
which is the earliest of (a) seven years after the Grant Date, (b) three months after the date on which you cease to be a director or employee of the Company or a subsidiary of the Company (the "Employment Termination Date"), or six months after the Employment Termination Date if such cessation is a result of your death, provided that immediately on the Employment Termination Date, the Option shall terminate with respect to any Optioned Shares (as defined herein) that are not Vested Shares (as defined herein) and as to which the Transfer Restrictions (as defined herein) shall not have lapsed or (c) the date of the dissolution or liquidation of the Company. The date on which the Option shall terminate in whole or in part as provided in this Section 1 is hereinafter referred to as the "Option Termination Date."

          2.  Exercise of Option. Subject to the terms of this Agreement, the
              ------------------
Option shall be exercisable in installments during the period beginning on the first anniversary of the Grant Date and ending on the Option Termination Date as set forth in the following table:

Period                           Percentage of Option Exercisable
------                           --------------------------------
From and after one year
  from the Grant Date                           20%

From and after two years
  from the Grant Date                           40%

From and after three years
  from the Grant Date                           60%

From and after four years
  from the Grant Date                           80%

From and after five years
  from the Grant Date                          100%

          Shares that have become exercisable in accordance with the foregoing table are referred to herein as "Vested Shares".

          No fractional shares shall be issued upon exercise of the Option; and all fractional shares shall be rounded down to next lower whole number of shares.

          3.  Transfer Restrictions.
              ----------------------

              Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option, and any additional shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order (the "Transfer Restrictions"), unless and until the Transfer Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission.

          4.  No Assignment of Rights. Except for assignments or transfers by
              -----------------------
will or the applicable laws of descent and distribution, your rights and interests under this Agreement and the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including without limitation by way of execution, levy, garnishment, attachment, pledge or bankruptcy, and no such rights or interests shall be subject to any of your obligations or liabilities.


          5.  Exercise of Option: Delivery and Deposit of Certificate(s). You
              ---------------------------------------------------------
(or in the case of your death, your legal representative) may exercise the Option in whole or in part by giving written notice to the Company on the form attached hereto as Exhibit A (the "Exercise Notice") prior to the Option Termination Date, accompanied by full payment for the Optioned Shares being purchased (a) in cash or by certified or bank cashier's check payable to the order of the Company, in an amount equal to the number of Optioned Shares being purchased multiplied by the Exercise Price (the "Aggregate Exercise Price"), (b) in shares of the Company's Common Stock (the "Tendered Shares") with a market value equal to the Aggregate Exercise Price or (c) any combination of cash, certified or bank cashier's check or Tendered Shares having a total value equal to the Aggregate Exercise Price (such cash, check or Tendered Shares with such value being referred to as the "Exercise Consideration"). However, Tendered Shares may be surrendered as all or part of the Exercise Consideration only if (l) the Common Stock is publicly traded over-the-counter or on a national securities exchange, (2) you shall have acquired such Tendered Shares more than six months prior to the date of exercise and, (3) if such Tendered Shares are then subject to Transfer Restrictions, only with the prior written consent of the Company as provided in Section 3(a) hereof. As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender. Receipt by the Company of the Exercise Notice and the Exercise Consideration shall constitute the exercise of the Option or a part thereof. As soon as reasonably practicable thereafter, the Company shall deliver or cause to be delivered to you a certificate or certificates representing the number of Optioned Shares purchased, registered in your name. If such certificate(s) represent(s) Optioned Shares with respect to which the Transfer Restrictions shall not have lapsed, such certificate(s) shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank, in escrow with the Company. In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made. All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions as provided herein. All shares of Common Stock delivered upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

          6.  Rights With Respect to Optioned Shares. Prior to the date the
              --------------------------------------
Option is exercised, you shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares. Upon initial issuance to you of a certificate or certificates representing Optioned Shares or shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time.

          7.  Release of Optioned Shares. As soon as reasonably practicable
              --------------------------
after the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to Section 5 hereof, without any legend referring to the Transfer Restrictions.

          8.  Securities Laws. You hereby represent and warrant that you will
              ---------------
not transfer, sell or otherwise dispose of any Optioned Shares purchased by you except in compliance with the Securities Act of 1933, as amended (the "Act"), the rules and regulations thereunder and all applicable state securities laws and the rules and regulations thereunder. You hereby acknowledge and agree that any routine sales of the Optioned Shares purchased by you upon exercise of the Option made in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule. You also acknowledge and agree that the certificate(s) representing Optioned Shares delivered to you pursuant to Section 5 hereof may have set forth thereon a legend indicating that such shares may be transferred, sold or otherwise disposed of only after receipt by the Company of an opinion of counsel reasonably satisfactory to it that the transfer, sale or other disposition will not violate the Act or the regulations thereunder or any applicable state securities laws or the regulations thereunder.

          By accepting this Option, you represent and agree for yourself and your transferees by will or the laws of descent and distribution that any shares purchased upon any exercise of this Option shall be acquired for your personal account and not with a view to or for sale in connection with any distribution.

          No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any U.S. federal, state, or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

          9.    Dilution and Other Adjustments. In the event of any stock
                ------------------------------
dividend payable in Common stock or any split-up or contraction in the number of shares of Common Stock occurring after the date of this Agreement and prior to the exercise in full of the Option, the number of shares for which the Option may thereafter be exercised and the Exercise Price shall be proportionately adjusted. In the case of any reclassification or change of outstanding shares of the Common Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, you shall, upon exercise of the Option, be entitled to receive shares of stock or other securities in its place equivalent in kind and value to those shares which you would have received if you had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold the Optioned Shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option; provided, that if any recapitalization is to be effected through an increase in the par value of the Common Stock without an increase in the number of authorized shares and such new par value will exceed the Exercise Price hereunder, the Company shall notify you of such proposed recapitalization, and you shall then have the right, exercisable at any time prior to such recapitalization becoming effective, to purchase all of the Optioned Shares not theretofore purchased by you (anything in Section 1 hereof to the contrary notwithstanding), but if you fail to exercise such right before such recapitalization becomes effective, the Exercise Price hereunder shall be appropriately adjusted. Upon dissolution or liquidation of the Company, the Option shall terminate, but you (if at the time you are a director or employee of the Company or a subsidiary of the Company) shall have the right, immediately prior to such dissolution or liquidation, to purchase all or any portion of the Optioned Shares not theretofore purchased by you. No adjustment provided for in this Section 9 shall apply to any Optioned Shares purchased prior to the effective date of such adjustment. No fraction of a share or fractional shares shall be purchasable or deliverable under this Agreement, but in the event any adjustment hereunder of the number of Optioned Shares shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.


          10.   Reservation of Shares. The Company shall at all times during the
                ---------------------
term of this Agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

          11.  Determination of Rights. You hereby represent and warrant for
               -----------------------
yourself, your personal representatives and beneficiaries, that as a condition of the granting of the Option, any dispute or disagreement which may arise under or as a result of or pursuant to the Plan or this Agreement shall be determined by the Company's Board of Directors, in its sole discretion, and that any decision made by it in good faith shall be conclusive on all parties. The interpretation and construction by the Company's Board of Directors of any provision of, and the determination of any question arising under, this Agreement, the Plan, or any rule or regulation adopted pursuant to the Plan, shall be final and conclusive.

          12.  Limitation of Employment Rights. The Option confers upon you no
               -------------------------------
right to continue in the employ or service of the Company and its subsidiaries or interferes in any way with the right of the Company and its subsidiaries to terminate your employment or services as a director at any time.

          13.  Taxes. If the Company, in its sole discretion, determines that
               -----
the Company or any subsidiary of the Company or any other person has incurred or will incur any liability to withhold any income or other taxes or governmental charges by reason of the grant of the Option, or the issuance of Option Shares to you upon the exercise thereof, you will, promptly upon demand therefor by the Company or any such subsidiary of the Company, pay to the Company or such subsidiary any amount requested by it for the purpose of satisfying such liability. If the amount so requested is not paid promptly, the Company may refuse to permit the issuance to you of Options Shares and may, without further consent by you, cancel the Option Shares issued to you.

          14.  Communications. Any communication or notice required or permitted
               --------------
to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company to its Secretary at 580 Winter Street, Waltham, Massachusetts 02254, and if to the Optionee to the address set forth below, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

          15.  Change of Control.
               ------------------

               (a)  Impact of Event. In the event of a "Change of Control" as
                    ---------------
defined in Section 15(b), the following provision shall apply:

                    (i) The Transfer Restrictions applicable to the Vested Shares shall lapse in their entirety.

               (b)  Definition of "Change of Control" "Change of Control" means
                    ---------------------------------
any one of the following events: (i) when, without the prior approval of the Prior Directors of the Company, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 50% or more of the outstanding Common Stock of the Company, (ii) the sale or other transfer by Thermo Electron Corporation or Photoelectron Investments Corporation of Liberia (the "Controlling Shareholders") of 50% or more of their collective stockholdings in the Company to any Person, other than any Person that is controlled by, controlling or under common control with either of the Controlling Shareholders or to any person who is not, prior to giving effect to such sale, a stockholder of the Company, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:

                  (1) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933 and any "group" (within the meaning of such term in Rule 13d-5 under the Exchange Act);

                  (2) "Prior Directors" shall mean the persons sitting on the Company's Board of Directors immediately prior to an Electoral Event (or, if there has been no Electoral Event, those persons sitting on the Company's Board of Directors on the date of this Agreement) and any future director of the Company who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company; and

                  (3) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's Common Stock, not approved by the Prior Directors, by any Person other than the Company or a subsidiary of the Company.

          Please confirm your acceptance of the Option, your receipt of a copy of the Plan and your acceptance of and agreement to the terms of the Plan and this Agreement, by executing the enclosed copy of this letter and returning such copy promptly under confidential cover to the Clerk of the Company, 400-1 Totten Pond Road, Waltham, Massachusetts 02154.

                                         PHOTOELECTRON CORPORATION

                                         By /s/ Peter E. Oettinger
                                           -------------------------------------
                                          Name: Peter E. Oettinger
                                          Title: Chief Operating Officer

Accepted and agreed:

/s/ Peter M. Nomikos
---------------------------------
Optionee

90 Eaton Square
London, Sw1W 94G
---------------------------------
Home Address

                                                                       Exhibit A


                           PHOTOELECTRON CORPORATION


                                  STOCK OPTION
                                EXERCISE NOTICE


Pursuant to the Stock Option Agreement dated ___________ (the "Stock Option Agreement") between the Company and me, I hereby exercise the Option granted to me with respect to _____ Option Shares.

Enclosed is the Exercise Consideration
covering the purchase price of the
shares being exercised

           TOTAL AMOUNT ENCLOSED...................................  $__________
           (check payable to PHOTOELECTRON CORPORATION)

I represent and warrant that the shares covered by this exercise notice are being acquired for my personal account and not with a view to or for sale in connection with any distribution thereof.

CERTIFICATE DELIVERY INSTRUCTIONS

Number and denominations(s) of certificate(s) for shares being exercised:

                       ________________________________

                       ________________________________

                       ________________________________

                       ________________________________

                       ________________________________

                       Send new certificate(s) to:

                       ________________________________

                       ________________________________

                       ________________________________

                       ________________________________

Optionee:


____________________________                      ______________________________
(print name)                                      Signature


                                                  ______________________________
                                                  Date

                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT



                               Peter E. Oettinger
                               ==================
                                    Optionee


   20,000                                                        $1.50
===========================                                   ==================
Number of Shares of                                               Exercise Price
Common Stock Subject                                                   Per Share
to the Option

                                December 1, 1993
                                ================
                                   Grant Date

         We are pleased to inform you that, pursuant to the Photoelectron Corporation Stock Option Plan (the "Plan"), you have been granted the option to acquire the number of shares of common stock, par value $.0l per share (the "Common Stock"), of Photoelectron Corporation (the "Company") specified above, subject to the provisions of the Plan and the terms, conditions and restrictions hereinafter set forth (the "Option"), to be exercisable any time after the Grant Date specified above (the "Grant Date") and prior to the Option Termination Date (as defined herein). Attached is a copy of the Plan which is incorporated in this Stock Option Agreement (the "Agreement") by reference and made a part hereof. The Option granted hereunder is intended to be a non-statutory stock option and not a "qualified", "incentive", or "employee stock purchase plan" stock option as those terms are defined in Sections 422, 422A and 423, respectively, of the Internal Revenue Code of 1986, as amended.
         1. Termination of Option. The Option shall terminate on the date which
            ----------------------
is the earliest of (a) seven years after the Grant Date, (b) three months after the date on which you cease to be a director or employee of the Company or a subsidiary of the Company (the "Employment Termination Date"), or six months after the Employment Termination Date if such cessation is a result of your death, provided that immediately on the Employment Termination Date, the Option shall terminate with respect to any Optioned Shares (as defined herein) that are not Vested Shares (as defined herein) and as to which the Transfer Restrictions (as defined herein) shall not have lapsed or (c) the date of the dissolution or liquidation of the Company. The date on which the Option shall terminate in whole or in part as provided in this Section 1 is hereinafter referred to as the "Option Termination Date."


         2.  Exercise of Option. Subject to the terms of this Agreement, the
             ------------------
Option shall be exercisable in installments during the period beginning on the first anniversary of the Grant Date and ending on the Option Termination Date as set forth in the following table:

Period                             Percentage of Option Exercisable
------                             --------------------------------
From and after one year
  from the Grant Date                              20%

From and after two years
  from the Grant Date                              40%

From and after three years
  from the Grant Date                              60%

From and after four years
  from the Grant Date                              80%

From and after five years
  from the Grant Date                             100%


         Shares that have become exercisable in accordance with the foregoing table are referred to herein as "Vested Shares".

         No fractional shares shall be issued upon exercise of the Option; and all fractional shares shall be rounded down to next lower whole number of shares.

         3.  Transfer Restrictions.
             ----------------------

             Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option, and any additional shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order (the "Transfer Restrictions"), unless and until the Transfer Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission.

         4.  No Assignment of Rights. Except for assignments or transfers by
             -----------------------
will or the applicable laws of descent and distribution, your rights and interests under this Agreement and the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including without limitation by way of execution, levy, garnishment, attachment, pledge or bankruptcy, and no such rights or interests shall be subject to any of your obligations or liabilities.


         5.  Exercise of Option: Delivery and Deposit of Certificate(s). You (or
             -----------------------------------------------------------
in the case of your death, your legal representative) may exercise the Option in whole or in part by giving written notice to the Company on the form attached hereto as Exhibit A (the "Exercise Notice") prior to the Option Termination Date, accompanied by full payment for the Optioned Shares being purchased (a) in cash or by certified or bank cashier's check payable to the order of the Company, in an amount equal to the number of Optioned Shares being purchased multiplied by the Exercise Price (the "Aggregate Exercise Price"), (b) in shares of the Company's Common Stock (the "Tendered Shares") with a market value equal to the Aggregate Exercise Price or (c) any combination of cash, certified or bank cashier's check or Tendered Shares having a total value equal to the Aggregate Exercise Price (such cash, check or Tendered Shares with such value being referred to as the "Exercise Consideration"). However, Tendered Shares may be surrendered as all or part of the Exercise Consideration only if (1) the Common Stock is publicly traded over-the-counter or on a national securities exchange, (2) you shall have acquired such Tendered Shares more than six months prior to the date of exercise and, (3) if such Tendered Shares are then subject to Transfer Restrictions, only with the prior written consent of the Company as provided in Section 3(a) hereof. As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender. Receipt by the Company of the Exercise Notice and the Exercise Consideration shall constitute the exercise of the Option or a part thereof. As soon as reasonably practicable thereafter, the Company shall deliver or cause to be delivered to you a certificate or certificates representing the number of Optioned Shares purchased, registered in your name. If such certificate(s) represent(s) Optioned Shares with respect to which the Transfer Restrictions shall not have lapsed, such certificate(s) shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank, in escrow with the Company. In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made. All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions as provided herein. All shares of Common Stock delivered upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

         6. Rights With Respect to Optioned Shares. Prior to the date the Option
            ---------------------------------------
is exercised, you shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares. Upon initial issuance to you of a certificate or certificates representing Optioned Shares or shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time.


         7. Release of Optioned Shares. As soon as reasonably practicable after
            ---------------------------
the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to Section 5 hereof, without any legend referring to the Transfer Restrictions.

         8. Securities Laws. You hereby represent and warrant that you will not
            ----------------
transfer, sell or otherwise dispose of any Optioned Shares purchased by you except in compliance with the Securities Act of 1933, as amended (the "Act"), the rules and regulations thereunder and all applicable state securities laws and the rules and regulations thereunder. You hereby acknowledge and agree that any routine sales of the Optioned Shares purchased by you upon exercise of the Option made in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule. You also acknowledge and agree that the certificate(s) representing Optioned Shares delivered to you pursuant to Section 5 hereof may have set forth thereon a legend indicating that such shares may be transferred, sold or otherwise disposed of only after receipt by the Company of an opinion of counsel reasonably satisfactory to it that the transfer, sale or other disposition will not violate the Act or the regulations thereunder or any applicable state securities laws or the regulations thereunder.


         By accepting this Option, you represent and agree for yourself and your transferees by will or the laws of descent and distribution that any shares purchased upon any exercise of this Option shall be acquired for your personal account and not with a view to or for sale in connection with any distribution.

         No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any U.S. federal, state, or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

        9.   Dilution and Other Adjustments. In the event of any stock dividend
             -------------------------------
payable in Common Stock or any split-up or contraction in the number of shares of Common Stock occurring after the date of this Agreement and prior to the exercise in full of the Option, the number of shares for which the Option may thereafter be exercised and the Exercise Price shall be proportionately adjusted. In the case of any reclassification or change of outstanding shares of the Common Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, you shall, upon exercise of the Option, be entitled to receive shares of stock or other securities in its place equivalent in kind and value to those shares which you would have received if you had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold the Optioned Shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option; provided, that if any recapitalization is to be effected through an increase in the par value of the Common Stock without an increase in the number of authorized shares and such new par value will exceed the Exercise Price hereunder, the Company shall notify you of such proposed recapitalization, and you shall then have the right, exercisable at any time prior to such recapitalization becoming effective, to purchase all of the Optioned Shares not theretofore purchased by you (anything in Section 1 hereof to the contrary notwithstanding), but if you fail to exercise such right before such recapitalization becomes effective, the Exercise Price hereunder shall be appropriately adjusted. Upon dissolution or liquidation of the Company, the Option shall terminate, but you (if at the time you are a director or employee of the Company or a subsidiary of the Company) shall have the right, immediately prior to such dissolution or liquidation, to purchase all or any portion of the Optioned Shares not theretofore purchased by you. No adjustment provided for in this Section 9 shall apply to any Optioned Shares purchased prior to the effective date of such adjustment. No fraction of a share or fractional shares shall be purchasable or deliverable under this Agreement, but in the event any adjustment hereunder of the number of Optioned Shares shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

        10.  Reservation of Shares. The Company shall at all times during the
             ----------------------
term of this Agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

        11.  Determination of Rights. You hereby represent and warrant for
             ------------------------
yourself, your personal representatives and beneficiaries, that as a condition of the granting of the Option, any dispute or disagreement which may arise under or as a result of or pursuant to the Plan or this Agreement shall be determined by the Company's Board of Directors, in its sole discretion, and that any decision made by it in good faith shall be conclusive on all parties. The interpretation and construction by the Company's Board of Directors of any provision of, and the determination of any question arising under, this Agreement, the Plan, or any rule or regulation adopted pursuant to the Plan, shall be final and conclusive.

        12.  Limitation of Employment Rights. The Option confers upon you no
             -------------------------------
right to continue in the employ or service of the Company and its subsidiaries or interferes in any way with the right of the Company and its subsidiaries to terminate your employment or services as a director at any time.

        13.  Taxes. If the Company, in its sole discretion, determines that the
             -----
Company or any subsidiary of the Company or any other person has incurred or will incur any liability to withhold any income or other taxes or governmental charges by reason of the grant of the Option, or the issuance of Option Shares to you upon the exercise thereof, you will, promptly upon demand therefor by the Company or any such subsidiary of the Company, pay to the Company or such subsidiary any amount requested by it for the purpose of satisfying such liability. If the amount so requested is not paid promptly, the Company may refuse to permit the issuance to you of Options Shares and may, without further consent by you, cancel the Option Shares issued to you.

        14.  Communications. Any communication or notice required or permitted
             --------------
to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company to its Secretary at 580 Winter Street, Waltham, Massachusetts 02254, and if to the Optionee to the address set forth below, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

        15.  Change of Control.
             -----------------

             (a) Impact of Event. In the event of a "Change of Control" as
                 ---------------
defined in Section 15(b), the following provision shall apply:


                 (i) The Transfer Restrictions applicable to the Vested Shares shall lapse in their entirety.

             (b) Definition of "Change of Control". "Change of Control" means
                 ---------------------------------
any one of the following events: (i) when, without the prior approval of the Prior Directors of the Company, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 50% or more of the outstanding Common Stock of the Company, (ii) the sale or other transfer by Thermo Electron Corporation or Photoelectron Investments Corporation of Liberia (the "Controlling Shareholders") of 50% or more of their collective stockholdings in the Company to any Person, other than any Person that is controlled by, controlling or under common control with either of the Controlling Shareholders or to any person who is not, prior to giving effect to such sale, a stockholder of the Company, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:

                  (1) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933 and any "group" (within the meaning of such term in Rule l3d-5 under the Exchange Act);

                  (2) "Prior Directors" shall mean the persons sitting on the Company's Board of Directors immediately prior to an Electoral Event (or, if there has been no Electoral Event, those persons sitting on the Company's Board of Directors on the date of this Agreement) and any future director of the Company who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company; and

                  (3) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's Common Stock, not approved by the Prior Directors, by any Person other than the Company or a subsidiary of the Company.

        Please confirm your acceptance of the Option, your receipt of a copy of the Plan and your acceptance of and agreement to the terms of the Plan and this Agreement, by executing the enclosed copy of this letter and returning such copy promptly under confidential cover to the Clerk of the Company, 400-1 Totten Pond Road, Waltham, Massachusetts 02154.

                                     PHOTOELECTRON CORPORATION


                                     By /s/ Peter M. Nomikos
                                       -----------------------------------------
                                      Name: Peter M. Nomikos
                                      Title: Chief Operating officer

Accepted and agreed:
/s/ Peter E. Oettinger
--------------------------------
Optionee

4 Phlox Lane
Acton, MA 01720
--------------------------------
Home Address

                                                                       Exhibit A

                           PHOTOELECTRON CORPORATION

                                  STOCK OPTION
                                EXERCISE NOTICE

Pursuant to the Stock Option Agreement dated ___________ (the "Stock Option Agreement") between the Company and me, I hereby exercise the Option granted to me with respect to _____ Option Shares.

Enclosed is the Exercise Consideration
covering the purchase price of the
shares being exercised

          TOTAL AMOUNT ENCLOSED.................................. $_____________
          (check payable to PHOTOELECTRON CORPORATION)

I represent and warrant that the shares covered by this exercise notice are being acquired for my personal account and not with a view to or for sale in connection with any distribution thereof.

CERTIFICATE DELIVERY INSTRUCTIONS

Number and denominations(s) of certificate(s) for shares being exercised:

                    --------------------------------------
                    --------------------------------------
                    --------------------------------------
                    --------------------------------------
                    --------------------------------------

                    Send new certificate(s) to:

                    --------------------------------------
                    --------------------------------------
                    --------------------------------------
                    --------------------------------------
Optionee:


-------------------------------                   ------------------------------
(print name)                                      Signature


                                                  ------------------------------
                                                  Date

                           PHOTOELECTRON CORPORATION

                               STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT



                              Roger D. Wellington
                         ============================
                                    Optionee



   5,000                                                          $1.50
=======================                                        =================
Number of Shares of                                               Exercise Price
Common Stock Subject to                                                Per Share
the Option

                                December 1, 1993
                                ================
                                   Grant Date

        We are pleased to inform you that, pursuant to the Photoelectron Corporation Stock Option Plan (the "Plan"), you have been granted the option to acquire the number of shares of common stock, par value $.0l per share (the "Common Stock"), of Photoelectron Corporation (the "Company") specified above, subject to the provisions of the Plan and the terms, conditions and restrictions hereinafter set forth (the "Option"), to be exercisable any time after the Grant Date specified above (the "Grant Date") and prior to the Option Termination Date (as defined herein). Attached is a copy of the Plan which is incorporated in this Stock Option Agreement (the "Agreement") by reference and made a part hereof. The Option granted hereunder is intended to be a non-statutory stock option and not a "qualified", "incentive", or "employee stock purchase plan" stock option as those terms are defined in Sections 422, 422A and 423, respectively, of the Internal Revenue Code of 1986, as amended.
        1.   Termination of Option. The Option shall terminate on the date which
             ----------------------
is the earliest of (a) seven years after the Grant Date, (b) three months after the date on which you cease to be a director or employee of the Company or a subsidiary of the Company (the "Employment Termination Date"), or six months after the Employment Termination Date if such cessation is a result of your death, provided that immediately on the Employment Termination Date, the Option shall terminate with respect to any Optioned Shares (as defined herein) that are not Vested Shares (as defined herein) and as to which the Transfer Restrictions (as defined herein) shall not have lapsed or (c) the date of the dissolution or liquidation of the Company. The date on which the Option shall terminate in whole or in part as provided in this Section 1 is hereinafter referred to as the "Option Termination Date."

        2.   Exercise of Option. Subject to the terms of this Agreement, the
             -------------------
Option shall be exercisable in installments during the period beginning on the first anniversary of the Grant Date and ending on the Option Termination Date as set forth in the following table:


Period                                Percentage of Option Exercisable
------                                --------------------------------
From and after one year
   from the Grant Date                               20%

From and after two years
   from the Grant Date                               40%

From and after three years
   from the Grant Date                               60%

From and after four years
   from the Grant Date                               80%

From and after five years
   from the Grant Date                              100%

     Shares that have become exercisable in accordance with the foregoing table are referred to herein as "Vested Shares".

     No fractional shares shall be issued upon exercise of the Option; and all fractional shares shall be rounded down to next lower whole number of shares.

     3.  Transfer Restrictions.
         ----------------------

         Shares of Common Stock subject to the Option ("Optioned Shares") and purchased upon exercise of the Option, and any additional shares of Common Stock or other shares (or other property) received in any Non-Cash Distribution (as defined herein) in respect of such Optioned Shares, may not, without the prior written consent of the Company, be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order (the "Transfer Restrictions"), unless and until the Transfer Restrictions with respect to such Optioned Shares shall have lapsed as provided herein. The Transfer Restrictions shall lapse in their entirety ninety days after the initial public offering of the Common Stock by the Company is declared effective by the Securities and Exchange Commission.

         4.   No Assignment of Rights. Except for assignments or transfers by
              -----------------------
will or the applicable laws of descent and distribution, your rights and interests under this Agreement and the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including without limitation by way of execution, levy, garnishment, attachment, pledge or bankruptcy, and no such rights or interests shall be subject to any of your obligations or liabilities.


         5.   Exercise of Option: Delivery and Deposit of Certificate(s). You
              -----------------------------------------------------------
(or in the case of your death, your legal representative) may exercise the Option in whole or in part by giving written notice to the Company on the form attached hereto as Exhibit A (the "Exercise Notice") prior to the Option Termination Date, accompanied by full payment for the Optioned Shares being purchased (a) in cash or by certified or bank cashier's check payable to the order of the Company, in an amount equal to the number of Optioned Shares being purchased multiplied by the Exercise Price (the "Aggregate Exercise Price"), (b) in shares of the Company's Common Stock (the "Tendered Shares") with a market value equal to the Aggregate Exercise Price or (c) any combination of cash, certified or bank cashier's check or Tendered Shares having a total value equal to the Aggregate Exercise Price (such cash, check or Tendered Shares with such value being referred to as the "Exercise Consideration"). However, Tendered Shares may be surrendered as all or part of the Exercise Consideration only if (l) the Common Stock is publicly traded over-the-counter or on a national securities exchange, (2) you shall have acquired such Tendered Shares more than six months prior to the date of exercise and, (3) if such Tendered Shares are then subject to Transfer Restrictions, only with the prior written consent of the Company as provided in Section 3(a) hereof. As a condition to such consent, the Company may require that a number of Optioned Shares acquired by you upon your exercise of the Option equal to the number of Tendered Shares surrendered upon such exercise shall be subject to the Transfer Restrictions to the same extent that such Tendered Shares surrendered upon such exercise were so subject immediately prior to such surrender. Receipt by the Company of the Exercise Notice and the Exercise Consideration shall constitute the exercise of the Option or a part thereof. As soon as reasonably practicable thereafter, the Company shall deliver or cause to be delivered to you a certificate or certificates representing the number of Optioned Shares purchased, registered in your name. If such certificate(s) represent(s) Optioned Shares with respect to which the Transfer Restrictions shall not have lapsed, such certificate(s) shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank, in escrow with the Company. In addition, any certificate(s) representing shares of Common Stock, or other property other than cash, distributed (including pursuant to any stock split) in respect of Optioned Shares purchased by you (a "Non-Cash Distribution") with respect to which the Transfer Restrictions shall not have lapsed shall, immediately upon your receipt thereof, be deposited by you, together with a stock power endorsed in blank (if applicable), in escrow with the Company, and shall be subject to the Transfer Restrictions to the same extent as the Optioned Shares in respect of which such Non-Cash Distribution was made. All such deposited certificate(s) may have set forth thereon a legend or legends (in addition to the legend referred to in Section 8 hereof) indicating that the shares of Common Stock (or other property) represented by such certificate(s) are subject to the Transfer Restrictions as provided herein. All shares of Common Stock delivered upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

        6.   Rights With Respect to Optioned Shares. Prior to the date the
             --------------------------------------
Option is exercised, you shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares. Upon initial issuance to you of a certificate or certificates representing Optioned Shares or shares (or other property) received in any Non-Cash Distribution in respect of Optioned Shares purchased by you, you shall have ownership of such shares (or other property), including the right to vote and receive dividends, subject, however, in the case of any such shares (or other property) with respect to which the Transfer Restrictions shall not have lapsed, to the Transfer Restrictions, and to the other restrictions and limitations imposed thereon pursuant to the Plan and this Agreement and which may be now or hereafter imposed by the Certificate of Incorporation or the By-Laws of the Company, as amended from time to time.

        7    Release of Optioned Shares. As soon as reasonably practicable after
             --------------------------
the lapse of the Transfer Restrictions with respect to any Optioned Shares purchased by you upon exercise of the Option, the Company shall deliver to you, or your legal representative in the case of your death, the certificate or certificates representing such shares and any shares (or other property) received in any Non-Cash Distribution in respect of such shares, previously deposited in escrow with the Company pursuant to Section 5 hereof, without any legend referring to the Transfer Restrictions.


        8.   Securities Laws. You hereby represent and warrant that you will not
             ---------------
transfer, sell or otherwise dispose of any Optioned Shares purchased by you except in compliance with the Securities Act of 1933, as amended (the "Act"), the rules and regulations thereunder and all applicable state securities laws and the rules and regulations thereunder. You hereby acknowledge and agree that any routine sales of the Optioned Shares purchased by you upon exercise of the Option made in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule. You also acknowledge and agree that the certificate(s) representing Optioned Shares delivered to you pursuant to Section 5 hereof may have set forth thereon a legend indicating that such shares may be transferred, sold or otherwise disposed of only after receipt by the Company of an opinion of counsel reasonably satisfactory to it that the transfer, sale or other disposition will not violate the Act or the regulations thereunder or any applicable state securities laws or the regulations thereunder.


        By accepting this Option, you represent and agree for yourself and your transferees by will or the laws of descent and distribution that any shares purchased upon any exercise of this Option shall be acquired for your personal account and not with a view to or for sale in connection with any distribution.

        No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any U.S. federal, state, or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

         9.  Dilution and Other Adjustments. In the event of any stock dividend
             -------------------------------
payable in Common Stock or any split-up or contraction in the number of shares of Common Stock occurring after the date of this Agreement and prior to the exercise in full of the Option, the number of shares for which the Option may thereafter be exercised and the Exercise Price shall be proportionately adjusted. In the case of any reclassification or change of outstanding shares of the Common Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, you shall, upon exercise of the Option, be entitled to receive shares of stock or other securities in its place equivalent in kind and value to those shares which you would have received if you had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold the Optioned Shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option; provided, that if any recapitalization is to be effected through an increase in the par value of the Common Stock without an increase in the number of authorized shares and such new par value will exceed the Exercise Price hereunder, the Company shall notify you of such proposed recapitalization, and you shall then have the right, exercisable at any time prior to such recapitalization becoming effective, to purchase all of the Optioned Shares not theretofore purchased by you (anything in Section 1 hereof to the contrary notwithstanding), but if you fail to exercise such right before such recapitalization becomes effective, the Exercise Price hereunder shall be appropriately adjusted. Upon dissolution or liquidation of the Company, the Option shall terminate, but you (if at the time you are a director or employee of the Company or a subsidiary of the Company) shall have the right, immediately prior to such dissolution or liquidation, to purchase all or any portion of the Optioned Shares not theretofore purchased by you. No adjustment provided for in this Section 9 shall apply to any Optioned Shares purchased prior to the effective date of such adjustment. No fraction of a share or fractional shares shall be purchasable or deliverable under this Agreement, but in the event any adjustment hereunder of the number of Optioned Shares shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.


         10.  Reservation of Shares. The Company shall at all times during the
              ----------------------
term of this Agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.


         11.  Determination of Rights. You hereby represent and warrant for
              ------------------------
yourself, your personal representatives and beneficiaries, that as a condition of the granting of the Option, any dispute or disagreement which may arise under or as a result of or pursuant to the Plan or this Agreement shall be determined by the Company's Board of Directors, in its sole discretion, and that any decision made by it in good faith shall be conclusive on all parties. The interpretation and construction by the Company's Board of Directors of any provision of, and the determination of any question arising under, this Agreement, the Plan, or any rule or regulation adopted pursuant to the Plan, shall be final and conclusive.

         12.  Limitation of Employment Rights. The Option confers upon you no
              -------------------------------
right to continue in the employ or service of the Company and its subsidiaries or interferes in any way with the right of the Company and its subsidiaries to terminate your employment or services as a director at any time.

         13.  Taxes. If the Company, in its sole discretion, determines that
              -----
the Company or any subsidiary of the Company or any other person has incurred or will incur any liability to withhold any income or other taxes or governmental charges by reason of the grant of the Option, or the issuance of Option Shares to you upon the exercise thereof, you will, promptly upon demand therefor by the Company or any such subsidiary of the Company, pay to the Company or such subsidiary any amount requested by it for the purpose of satisfying such liability. If the amount so requested is not paid promptly, the Company may refuse to permit the issuance to you of Options Shares and may, without further consent by you, cancel the Option Shares issued to you.


         14.  Communications. Any communication or notice required or permitted
              --------------
to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company to its Secretary at 580 Winter Street, Waltham, Massachusetts 02254, and if to the Optionee to the address set forth below, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

         15.  Change of Control.
              ------------------

              (a) Impact of Event. In the event of a "Change of Control" as
                  ----------------
defined in Section 15(b), the following provision shall apply:

                  (i) The Transfer Restrictions applicable to the Vested Shares shall lapse in their entirety.

              (b) Definition of "Change of Control". "Change of Control" means
                  ----------------------------------
any one of the following events: (i) when, without the prior approval of the Prior Directors of the Company, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 50% or more of the outstanding Common Stock of the Company, (ii) the sale or other transfer by Thermo Electron Corporation or Photoelectron Investments Corporation of Liberia (the "Controlling Shareholders") of 50% or more of their collective stockholdings in the Company to any Person, other than any Person that is controlled by, controlling or under common control with either of the Controlling Shareholders or to any person who is not, prior to giving effect to such sale, a stockholder of the Company, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:

                   (1) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933 and any "group" (within the meaning of such term in Rule 13d-5 under the Exchange Act);

                   (2) "Prior Directors" shall mean the persons sitting on the Company's Board of Directors immediately prior to an Electoral Event (or, if there has been no Electoral Event, those persons sitting on the Company's Board of Directors on the date of this Agreement) and any future director of the Company who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company; and

                   (3) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's Common Stock, not approved by the Prior Directors, by any Person other than the Company or a subsidiary of the Company.

         Please confirm your acceptance of the Option, your receipt of a copy of the Plan and your acceptance of and agreement to the terms of the Plan and this Agreement, by executing the enclosed copy of this letter and returning such copy promptly under confidential cover to the Clerk of the Company, 400-1 Totten Pond Road, Waltham, Massachusetts 02154.

                                         PHOTOELECTRON CORPORATION


                                         By /s/ Peter E. Oettinger
                                           -------------------------------------
                                          Name: Peter E. Oettinger
                                          Title: Chief Operating Officer
Accepted and agreed:

/s/ Roger D. Wellington
----------------------------------
Optionee

P.O. Box 7005 Cumberland, RI 02864
----------------------------------
Home Address

                                                                       Exhibit A

                           PHOTOELECTRON CORPORATION

                                  STOCK OPTION
                                EXERCISE NOTICE

Pursuant to the Stock Option Agreement dated ____________ (the "Stock Option Agreement") between the Company and me, I hereby exercise the Option granted to me with respect to ____________ Option Shares.

Enclosed is the Exercise Consideration
covering the purchase price of the
shares being exercised

                 TOTAL AMOUNT ENCLOSED............................$_____________
                 (check payable to PHOTOELECTRON CORPORATION)

I represent and warrant that the shares covered by this exercise notice are being acquired for my personal account and not with a view to or for sale in connection with any distribution thereof.

CERTIFICATE DELIVERY INSTRUCTIONS

Number and denominations(s) of certificate(s) for shares being exercised:

                   -----------------------------------------
                   -----------------------------------------
                   -----------------------------------------
                   -----------------------------------------
                   -----------------------------------------

                   Send new certificate(s) to:

                   -----------------------------------------
                   -----------------------------------------
                   -----------------------------------------
                   -----------------------------------------


Optionee:


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(print name)                                      Signature


                                                  ------------------------------
                                                  Date